UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22717
                                                    -----------

                      First Trust Exchange-Traded Fund VI
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                     Date of fiscal year end: September 30
                                             ---------------

                  Date of reporting period: September 30, 2016
                                           --------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund VI
-----------------------------------
First Trust NASDAQ Technology Dividend Index Fund (TDIV)

Multi-Asset Diversified Income Index Fund (MDIV)

International Multi-Asset Diversified Income Index Fund (YDIV)

First Trust High Income ETF (FTHI)

First Trust Low Beta Income ETF (FTLB)

First Trust NASDAQ Rising Dividend Achievers ETF (RDVY)

First Trust Dorsey Wright Focus 5 ETF (FV)

First Trust RBA American Industrial Renaissance(R) ETF (AIRR)

First Trust RBA Quality Income ETF (QINC)

First Trust Dorsey Wright International Focus 5 ETF (IFV)

First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC)

--------------------
Annual Report

September 30, 2016
--------------------

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TABLE OF CONTENTS
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2016

Shareholder Letter .........................................................   2
Market Overview ............................................................   3
Fund Performance Overview
      First Trust NASDAQ Technology Dividend Index Fund (TDIV) .............   4
      Multi-Asset Diversified Income Index Fund (MDIV) .....................   6
      International Multi-Asset Diversified Income Index Fund (YDIV) .......   8
      First Trust High Income ETF (FTHI) ...................................  11
      First Trust Low Beta Income ETF (FTLB) ...............................  14
      First Trust NASDAQ Rising Dividend Achievers ETF (RDVY) ..............  17
      First Trust Dorsey Wright Focus 5 ETF (FV) ...........................  19
      First Trust RBA American Industrial Renaissance(R) ETF (AIRR) ........  21
      First Trust RBA Quality Income ETF (QINC) ............................  23
      First Trust Dorsey Wright International Focus 5 ETF (IFV) ............  25
      First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) ..................  27
Notes to Fund Performance Overview .........................................  29
Understanding Your Fund Expenses ...........................................  30
Portfolio of Investments
      First Trust NASDAQ Technology Dividend Index Fund (TDIV) .............  32
      Multi-Asset Diversified Income Index Fund (MDIV) .....................  34
      International Multi-Asset Diversified Income Index Fund (YDIV) .......  39
      First Trust High Income ETF (FTHI) ...................................  45
      First Trust Low Beta Income ETF (FTLB) ...............................  48
      First Trust NASDAQ Rising Dividend Achievers ETF (RDVY) ..............  51
      First Trust Dorsey Wright Focus 5 ETF (FV) ...........................  53
      First Trust RBA American Industrial Renaissance(R) ETF (AIRR) ........  54
      First Trust RBA Quality Income ETF (QINC) ............................  55
      First Trust Dorsey Wright International Focus 5 ETF (IFV) ............  56
      First Trust Dorsey Wright Dynamic Focus 5 ETF (FVC) ..................  57
Statements of Assets and Liabilities .......................................  58
Statements of Operations ...................................................  61
Statements of Changes in Net Assets ........................................  64
Financial Highlights .......................................................  69
Notes to Financial Statements ..............................................  77
Report of Independent Registered Public Accounting Firm ....................  90
Additional Information .....................................................  91
Board of Trustees and Officers ............................................. 101
Privacy Policy ............................................................. 103

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund VI (the "Trust") described in this report (each series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in each Fund. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               SEPTEMBER 30, 2016


Dear Shareholders:

Thank you for your investment in First Trust Exchange-Traded Fund VI.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended September 30, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

As I mentioned in my last letter, early in 2016 many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. During this past 6 months, one of the things that affected the global markets was the so-called "Brexit" vote (where citizens in the UK voted to leave the European Union). However, just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016, at a combined market cap of $62 trillion. As of September 30, 2016, the S&P 500(R) Index was up 7.84% year-to-date. From September 30, 2015 through September 30, 2016, the S&P 500(R) Index was up 15.43%, according to Bloomberg.

The current bull market (measuring from March 9, 2009 through September 30,
2016) is the second longest in history. As I have previously written, First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of the ups and downs in the market. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2016

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (CFA) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The most recent International Monetary Fund ("IMF") global economic growth projections were released on October 4, 2016. The IMF estimates that global GDP growth will expand 3.1% in 2016 and 3.4% in 2017, down from its previous targets of 3.2% and 3.5%, respectively, according to its own release. From 2012 through 2015, global GDP growth settled into a narrow range of 3.2% to 3.5%. The IMF expects U.S. GDP growth to hit 1.6% in 2016 and 2.2% in 2017. From 2012 through 2015, it registered from 1.7% to 2.6%.

A climate of persistently low interest rates has consequences. In March 2015, Swiss Re, a leading wholesaler provider of insurance, released a report that stated that the Federal Reserve's low interest rate policy cost savers an estimated $470 billion in interest income between 2008 and 2013. Based on Swiss Re's math, by the close of 2016, savers will have been shortchanged by an estimated $752 billion, according to Money Morning. Swiss Re noted that the segments of the population suffering the most are folks nearing retirement and retirees. Unfortunately, after having endured two severe bear markets in stocks since 2000, some investors have become more risk averse. A 2016 Wells Fargo Retirement Study found that nearly six out of 10 (59%) people it surveyed said they are more focused on avoiding loss than maximizing the growth of their investments for retirement, according to Business Wire. It appears that one of the Federal Reserve's goals of getting investors to assume a bit more risk by keeping interest rates artificially low has been shunned by many, in our opinion.

While some investors have sought to temper risk, others have gravitated to exchange-traded funds and products (ETFs/ETPs). ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed in the U.S. reached a record high $2.42 trillion in September 2016, according to its own release of preliminary data. September's $13.63 billion in net new assets marked seven consecutive months of net inflows. Year-to-date through September 30, 2016, U.S. equity ETFs/ETPs reported net inflows totaling $52.96 billion. When focusing on just U.S. ETFs, approximately 82% of all assets were invested in equity-based funds as of the end of August 2016, according to the Investment Company Institute.

STATE OF EQUITIES MARKETS & DIVIDEND INCOME DISTRIBUTIONS

All three major U.S. equity market capitalization indices from Standard & Poor's (S&P) performed well over the past 12 months. From September 30, 2015 through September 30, 2016, the S&P 500(R) Index, S&P MidCap 400 Index and the S&P SmallCap 600 Index posted total returns of 15.43%, 15.33% and 18.12%, respectively, according to Bloomberg. For comparative purposes, from 1926 through 2015, the average annual total return on the S&P 500(R) Index was 10.02%, according to Ibbotson Associates. All of the major sectors that comprise these indices were up in the period, except for Consumer Discretionary, which was down 1.87%, on a total return basis, in the S&P MidCap 400 Index.

Information Technology was the top contributor to the total dividend payout of the S&P 500(R) Index at the close of Q3'16. As of September 30, 2016, technology stocks were contributing 15.45% of the S&P 500(R) Index's dividend distribution, according to S&P Dow Jones Indices. The other 10 major sectors contributed the following (September 30, 2016): Consumer Staples (12.54%); Financials (12.33%); Health Care (11.78%); Industrials (10.49%); Consumer Discretionary (9.29%); Energy (9.19%); Telecommunication Services (5.77%); Utilities (5.49%); Real Estate (4.67%); and Materials (3.00%). At the end of Q1'16, we noted that Financials were the biggest contributor at 16.03%. That distinction changed, however, when S&P Dow Jones Indices announced that Real Estate would become the 11th sector in its indices beginning September 2016. Real Estate split off from Financials.

The S&P Dow Jones Indices, which tracks approximately 10,000 U.S. traded stocks, announced that total stock dividend distributions increased by a net (increases less decreases) $6.0 billion in Q3'16, down significantly from the $10.0 billion increase registered in Q3'15, and down from the $7.3 billion increase in Q2'16, according to its own release. For the 12-month period ended Q3'16, dividend increases (net) totaled $20.8 billion, down 55.8% from the $47.1 billion posted for the 12-month period ended Q3'15. In Q3'16, there were 427 dividend increases, down from the 497 increases in Q3'15. The number of dividends cut or suspended in Q3'16 totaled 115, up from the 105 cut or suspended in Q3'15. Energy issues accounted for 39.0% of the dividend reductions and 33% of the dollar cuts in Q3'16, which reflects improvement from Q2'16's 43% and 71% dividend and dollar cuts, according to Howard Silverblatt, senior index analyst at S&P Dow Jones Indices.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

The First Trust NASDAQ Technology Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Technology Dividend Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "TDIV." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and/or depositary receipts included in the Index.

The Index includes up to 100 technology and telecommunications companies that pay a regular or common dividend. To be selected for the Index, a company must be classified as a technology or telecommunications company under the Industry Classification Benchmark ("ICB") and have a minimum market capitalization of $500 million. International securities in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             CUMULATIVE         AVERAGE ANNUAL
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                                          1 Year Ended   Inception (8/13/12)  Inception (8/13/12)
                                                                            9/30/16          to 9/30/16           to 9/30/16
FUND PERFORMANCE
 NAV                                                                         24.31%            64.48%               12.80%
 Market Price                                                                24.58%            64.47%               12.80%

INDEX PERFORMANCE
 NASDAQ Technology Dividend Index(SM)                                        25.17%            69.01%               13.54%
 S&P 500(R) Index                                                            15.43%            68.69%               13.49%
 S&P 500 Information Technology Index                                        22.82%            77.61%               14.92%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 24.31% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 15.43%. The Semiconductors & Semiconductor Equipment industry was the top performing industry for the Fund over the period with a 40.9% total return. This industry had an average allocation of 26.9% leading to a contribution of 10.3% for the Fund. Microsoft Corporation, held within the Software industry, contributed the most to the Fund's return with a 2.7% contribution, stemming from its 33.7% total return and 8.2% weighting. Western Digital Co., held within the Technology Hardware Storage & Peripherals industry, was the Fund's worst contributing security at -0.17%, stemming from its -23.5% total return and 1% weighting. On a relative basis, the Fund outperformed the benchmark. The relative outperformance was driven primarily by the Semiconductors & Semiconductor Equipment industry, where the Fund had 5.5% of outperformance. The Fund was overweight the benchmark 24.0% and had a 2.2% higher total return within this industry. The Fund lost -0.75% of underperformance in the Internet Software & Services industry primarily due to the Fund not having an allocation to Facebook, Inc., which had a return of 42.7% over the period. The benchmark held Facebook, Inc. at a 1.4% weighting, causing -0.34% of underperformance to the Fund.

-----------------------------
Nasdaq, OMX(R) and NASDAQ Technology Dividend Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                       79.18%
Telecommunication Services                   19.30
Consumer Discretionary                        0.93
Industrials                                   0.50
Health Care                                   0.09
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                   8.36%
Intel Corp.                                   8.25
Cisco Systems, Inc.                           7.91
Microsoft Corp.                               7.86
International Business Machines Corp.         7.84
QUALCOMM, Inc.                                4.26
Texas Instruments, Inc.                       3.78
Oracle Corp.                                  3.74
Taiwan Semiconductor Manufacturing
   Co., Ltd., ADR                             2.63
Seagate Technology PLC                        2.04
                                            ------
     Total                                   56.67%
                                            ======

                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             AUGUST 13, 2012 - SEPTEMBER 30, 2016

            First Trust NASDAQ Technology  NASDAQ Technology   S&P 500(R)  S&P 500 Information
            Dividend Index Fund            Dividend Index(SM)  Index       Technology Index
8/13/12     $10,000                        $10,000             $10,000     $10,000
9/30/12       9,928                          9,935              10,290      10,247
3/31/13      10,915                         10,959              11,339      10,105
9/30/13      11,665                         11,751              12,281      10,954
3/31/14      13,185                         13,329              13,817      12,690
9/30/14      14,369                         14,579              14,704      14,160
3/31/15      14,459                         14,712              15,576      14,989
9/30/15      13,230                         13,502              14,614      14,460
3/31/16      14,908                         15,266              15,854      16,196
9/30/16      16,448                         16,899              16,869      17,759

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2012 (commencement of trading) through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
8/14/12 - 9/30/12         33          0          0         0              0          0          0         0
10/1/12 - 9/30/13        230          1          0         0             19          0          0         0
10/1/13 - 9/30/14        210          1          0         0             39          2          0         0
10/1/14 - 9/30/15        161          3          0         0             84          4          0         0
10/1/15 - 9/30/16        121          0          0         0            132          0          0         0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

The Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the NASDAQ Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "MDIV." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and/or depositary receipts (20%), real estate investment trusts ("REITs") (20%), preferred securities (20%), master limited partnerships ("MLPs") (20%) and an exchange-traded fund ("ETF") (20%) that comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which include domestic and international dividend-paying stocks, REITs, oil and gas or basic materials MLPs, U.S.-listed preferred securities and an exchange-traded fund that invests in high-yield or "junk" bonds. International securities included in the Index are U.S.-listed securities of non-U.S. companies, some of which may be located in emerging markets.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             CUMULATIVE         AVERAGE ANNUAL
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                                          1 Year Ended   Inception (8/13/12)  Inception (8/13/12)
                                                                             9/30/16         to 9/30/16           to 9/30/16
FUND PERFORMANCE
 NAV                                                                          9.86%            21.02%                4.73%
 Market Price                                                                 9.86%            21.08%                4.74%

INDEX PERFORMANCE
 NASDAQ Multi-Asset Diversified Income Index(SM)                             10.60%            24.50%                5.45%
 S&P 500(R) Index                                                            15.43%            68.69%               13.49%
 Dow Jones U.S. Select Dividend Index(SM)*                                   22.24%            74.50%               14.43%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 9.86% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 15.43%. The REIT sleeve was the top performing sleeve for the Fund with a 19.6% total return and a 3.7% contribution over the period. The Equity sleeve was the second best performing sleeve at 17.8%, with a 3.6% contribution. The ETF sleeve ranked third for performance with a 6.8% total return and 1.0% contribution. Second to last was the Preferred sleeve with a 4.9% total return and 0.9% contribution. The MLP sleeve was the worst performing and contributing sleeve with a -1.3% total return and a -0.22% contribution over the period. On a relative basis, the Fund underperformed the benchmark. The MLP sleeve was the primary cause of the underperformance due to the Fund having an allocation to this relatively poor performance causing -2.4% of drag. The REIT sleeve reversed 0.93% of relative underperformance by having a 17.7% greater allocation to the well-performing sector.

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
Nasdaq, OMX(R) and NASDAQ Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   46.81%
Energy                                       21.36
Real Estate                                  12.78
Utilities                                     6.68
Telecommunication Services                    4.53
Consumer Discretionary                        2.58
Industrials                                   1.68
Consumer Staples                              1.34
Materials                                     1.24
Information Technology                        0.67
Health Care                                   0.33
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
First Trust Tactical High Yield ETF          19.77%
CVR Refining, L.P.                            4.78
Martin Midstream Partners, L.P.               1.77
CYS Investments, Inc.                         1.55
Chimera Investment Corp.                      1.51
Two Harbors Investment Corp.                  1.46
MFA Financial, Inc.                           1.40
Enbridge Energy Partners, L.P.                1.32
Delek Logistics Partners, L.P.                1.19
Blackstone Mortgage Trust, Inc., Class A      1.15
                                            ------
      Total                                  35.90%
                                            ======

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                AUGUST 13, 2012 - SEPTEMBER 30, 2016

            Multi-Asset Diversified  NASDAQ Multi-Asset            S&P 500(R)  Dow Jones U.S. Select
            Income Index Fund        Diversified Income Index(SM)  Index       Dividend Index(SM)
8/13/12     $10,000                  $10,000                       $10,000     $10,000
9/30/12      10,118                   10,132                        10,290      10,134
3/31/13      11,236                   11,298                        11,339      11,370
9/30/13      10,936                   11,020                        12,281      12,105
3/31/14      11,647                   11,775                        13,817      13,620
9/30/14      12,048                   12,211                        14,704      13,962
3/31/15      12,174                   12,407                        15,576      15,001
9/30/15      11,016                   11,256                        14,614      14,275
3/31/16      11,514                   11,806                        15,854      16,332
9/30/16      12,103                   12,449                        16,869      17,449

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 14, 2012 (commencement of trading) through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
8/14/12 - 9/30/12         33          0          0         0              0          0          0         0
10/1/12 - 9/30/13        217          2          0         0             31          0          0         0
10/1/13 - 9/30/14        206          2          0         0             42          2          0         0
10/1/14 - 9/30/15        175          2          0         0             67          8          0         0
10/1/15 - 9/30/16        107          0          0         0            146          0          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

The International Multi-Asset Diversified Income Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called the NASDAQ International Multi-Asset Diversified Income Index(SM) (the "Index"). The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "YDIV." The Fund will normally invest at least 90% of its net assets (including investment borrowings) in non-U.S. dividend-paying equity securities and/or depositary receipts (20%), non-U.S. real estate investment trusts ("REITs") (20%), non-U.S. preferred securities (20%), infrastructure companies (20%) and an exchange-traded fund ("ETF") (20%), all of which comprise the Index (each an "Index Segment"). The percentages provided reflect the approximate percentages of each of the Index Segments included in the Index as of each quarterly rebalance. The percentages will vary from these amounts between rebalances of the Index.

The Index is designed to provide access to a diversified portfolio of small-, mid-, and large-capitalization income-producing securities, which include non-U.S. dividend-paying equity securities, non-U.S. REITs, non-U.S. preferred securities, infrastructure companies, some of which may be located in emerging markets, and an index-based ETF. The ETF in which the Fund invests may invest in high yield fixed-income securities, commonly referred to as "junk bonds."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             CUMULATIVE         AVERAGE ANNUAL
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                                          1 Year Ended   Inception (8/22/13)  Inception (8/22/13)
                                                                            9/30/16          to 9/30/16           to 9/30/16
FUND PERFORMANCE
 NAV                                                                         13.57%             1.34%                0.43%
 Market Price                                                                12.15%             0.61%                0.20%

INDEX PERFORMANCE
 NASDAQ International Multi-Asset Diversified Income Index(SM)               15.59%             6.21%                1.96%
 MSCI World Index Ex-US                                                       7.16%             5.96%                1.88%
 Dow Jones EPAC Select Dividend(TM) Index*                                   12.54%             1.91%                0.61%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 13.57% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index Ex-US generated a return of 7.16%. Over the period the REIT sleeve was the top performing sleeve with a 21.8% total return and a 4.6% contribution. The Preferred sleeve was the worst contributing sleeve of the Fund over the period with a 1.3% contribution. The Fund's currency exposure had a -3.3% impact on performance, primarily impacted by the British Pound (-27.9%) and the Japanese Yen (+18.5%). On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to REITs, where the Fund had 19.1% more exposure to the REITs than the benchmark. Dividend-paying equity securities and Infrastructure companies created a combined -0.25% of underperformance as the Fund was underweight the relatively well performing companies by 3.8%.

* The Dow Jones EPAC Select Dividend(TM) Index measures the performance of a selected group of companies, from non-U.S. developed markets (Europe, Pacific Asia, and Canada), that have provided relatively high dividend yields on a consistent basis over time.

-----------------------------
Nasdaq and NASDAQ International Multi-Asset Diversified Income Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust on behalf of the Fund. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   48.99%
Real Estate                                  22.13
Utilities                                    20.61
Energy                                        2.37
Information Technology                        1.77
Consumer Discretionary                        1.54
Telecommunication Services                    1.32
Industrials                                   0.91
Materials                                     0.36
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
VanEck Vectors J.P. Morgan EM Local
   Currency Bond ETF                         20.34%
CEZ A.S                                       1.39
BCE, Inc.                                     1.32
Aygaz A.S                                     1.17
Artis Real Estate Investment Trust            1.10
Cominar Real Estate Investment Trust          1.08
Enbridge, Inc.                                1.07
Lloyds Banking Group PLC                      1.07
Genesis Energy Ltd.                           1.06
Engie S.A.                                    1.02
                                            ------
      Total                                  30.62%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
COUNTRY ALLOCATION*                   LONG-TERM INVESTMENTS
-----------------------------------------------------------
United States                                20.34%
Canada                                       19.86%
Australia                                    14.96%
Singapore                                     6.42%
Taiwan                                        4.07%
Thailand                                      3.74%
United Kingdom                                3.68%
France                                        2.68%
Chile                                         2.40%
Spain                                         2.26%
Hong Kong                                     2.07%
China                                         1.93%
Czech Republic                                1.91%
Switzerland                                   1.82%
New Zealand                                   1.78%
Germany                                       1.70%
Italy                                         1.38%
Turkey                                        1.17%
Malaysia                                      0.92%
Japan                                         0.76%
South Korea                                   0.73%
Portugal                                      0.73%
Mexico                                        0.71%
Netherlands                                   0.70%
Sweden                                        0.47%
Finland                                       0.47%
Denmark                                       0.34%
                                            ------
      Total                                 100.00%
                                            ======

* Portfolio securities are categorized based upon their country of incorporation, which can be different from the country categorization of the Fund's underlying index.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV) (CONTINUED)

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     AUGUST 22, 2013 - SEPTEMBER 30, 2016

            International Multi-Asset      NASDAQ International Multi-Asset  MSCI World   Dow Jones EPAC Select
            Diversified Income Index Fund  Diversified Income Index(SM)      Index Ex-US  Dividend(TM) Index
8/13/13     $10,000                        $10,000                           $10,000      $10,000
9/30/13      10,380                         10,424                            10,493       10,600
3/31/14      10,759                         10,883                            11,158       11,499
9/30/14      10,788                         10,991                            11,003       11,009
3/31/15      10,290                         10,552                            11,003       10,575
9/30/15       8,923                          9,189                             9,887        9,056
3/31/16       9,704                         10,096                            10,074        9,649
9/30/16      10,134                         10,620                            10,596       10,192

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 23, 2013 (commencement of trading) through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
8/23/13 - 9/30/13         17          1          0         0              8          0          0         0
10/1/13 - 9/30/14         47         89         55         2             41         17          1         0
10/1/14 - 9/30/15        105         98         18         1             23          3          4         0
10/1/15 - 9/30/16         39         15         12         3             58        106         20         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI)

The First Trust High Income ETF (the "Fund" or "FTHI") is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income with a secondary objective to provide capital appreciation. The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. The Fund will also employ an "option strategy" in which it will write U.S. exchange-traded covered call options on the S&P 500(R) Index (the "Index") in order to seek additional cash flow in the form of premiums on the options. These premiums may be distributed to shareholders on a monthly basis.

PORTFOLIO MANAGEMENT TEAM

Portfolio management decisions are made under the direction of the following Portfolio Managers:

John Gambla, CFA, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager

OVERALL MARKET RECAP

U.S. Economic growth remained positive but uninspiring during the year ended September 30, 2016. During the period, U.S. GDP grew by an estimated 1.1% with the headline U.S. unemployment rate remaining steady at approximately 5.0%. The total number of non-farm payroll jobs added to the U.S. economy during the fiscal period, as measured by the Bureau of Labor Statistics, was approximately
2.45 million. The overall steady performance of the U.S. economy and the unchanged unemployment rate, combined with a patient, wait-and-see dovish approach by the Federal Reserve Open Market Committee ("FOMC"), boosted investor confidence, thereby lifting US equity markets (the Index) to an impressive total return of 15.43% for the fiscal period.

The FOMC raised rates once during the fiscal period, increasing the Federal Funds rate from 0.25% to 0.50% in December of 2015. At the time of the increase, the market was projecting the possibility of two to even three increases in 2016. However, as economic growth slowed slightly from the +2.0% range of 2015 to the 1.1% growth rate reported above, the FOMC slowly walked back their December 2015 hawkish tone, providing a confidence boost to U.S. markets after each FOMC meeting.

The market's positive performance for the fiscal period did not come without challenges. Revenue growth for the Index started the fiscal period in negative territory and only gradually improved to positive year-over-year numbers by the end of the period. Operating earnings, as measured by Standard & Poor's, were actually in double digit negative territory after the Q1 2016 reporting period, before also improving through Q2 and Q3. Finally, the rather unexpected outcome of the Republican primary process and the "Brexit" vote of June 2016 (where citizens in the U.K. voted to leave the European Union) have created large uncertainties going forward. Despite the uncertainties, risk assets rallied strongly during the period with the Index up 15.43%. Bond investors also benefitted from the dovish FOMC non-actions, as ten-year treasury yields declined by 0.44%, ending the year at 1.595%.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              CUMULATIVE        AVERAGE ANNUAL
                                                                                             TOTAL RETURNS       TOTAL RETURNS
                                                                           1 Year Ended   Inception (1/6/14)  Inception (1/6/14)
                                                                             9/30/16          to 9/30/16          to 9/30/16
FUND PERFORMANCE
 NAV                                                                          12.80%            16.93%               5.89%
 Market Price                                                                 12.98%            17.05%               5.93%

INDEX PERFORMANCE
 CBOE S&P 500 BuyWrite Monthly Index*                                          8.48%            16.03%               5.59%
 S&P 500(R) Index                                                             15.43%            25.74%               8.75%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

* The CBOE S&P 500 BuyWrite Monthly Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500(R) Index.

--------------------------------------------------------------------------------
FIRST TRUST HIGH INCOME ETF (FTHI) (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

The Fund returned 12.98% on a market price basis and 12.80% on a net asset value ("NAV") basis for the year ended September 30, 2016. The Fund's benchmark, the CBOE S&P 500 BuyWrite Index (the "Benchmark") returned 8.48% during the same period. During the year, the Fund paid a distribution in each of the months with the payable date being the last business day of the month. The Fund's distribution was $0.08 per share from October through March 2016 and $0.0775 per share from April through September 2016. The Fund's NAV as of September 30, 2016 was $20.57.

The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. Additionally, the Fund utilizes an "option strategy" of writing (selling) slightly out-of-the-money Index call options to seek additional cash flow in the form of option premiums which may be distributed to shareholders on a monthly basis as incremental dividends.

The Fund tilts its equity holdings toward higher paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and Index. By limiting the overlap, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period, where possible, the portfolio managers favored companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay down debt. The portfolio managers believe that a portfolio tilted toward higher dividend-paying companies with solid cash flow fundamentals will, over time, offer investors attractive risk-adjusted total returns relative to the Index.

For the fiscal period, the Fund's "option strategy" of selling Index call options outperformed the Benchmark's option strategy. The outperformance was driven by the Fund's conservative overwrite position, overwriting approximately 55% of the Fund's assets versus the Benchmark's 100% overwrite. Additionally, the Fund's strategy of writing out-of-the-money calls resulted in a small amount of outperformance over the period relative to the Index strategy of at-the-money calls.

The Fund's equity holdings during the performance period performed approximately in-line with the Benchmark's equity holdings, resulting in almost no performance differential versus the Benchmark's equity holdings during the fiscal year.

MARKET AND FUND OUTLOOK

Today, we believe the Fund is well positioned to achieve its primary and secondary investment objectives of providing current income and seeking capital appreciation. The Fund is invested in a broad array of U.S. equity securities with a market cap-weighted dividend yield of 2.64% versus the Index dividend yield of 2.13%. As of September 30, 2016, the Fund's option strategy was overwriting 54% of the Fund's assets with an average time to expiration of 44 days. We believe the combination of our dividend tilted equity holdings plus the options strategy provide the Fund with a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund's primary objective of providing current income.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HIGH INCOME ETF (FTHI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                       18.49%
Industrials                                  17.84
Information Technology                       17.73
Health Care                                  15.19
Consumer Staples                              8.59
Materials                                     7.72
Energy                                        4.88
Telecommunication Services                    3.94
Utilities                                     3.72
Financials                                    1.70
Real Estate                                   0.20
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                   3.37%
Intel, Corp.                                  2.90
Cisco Systems, Inc.                           2.82
Comcast Corp., Class A                        2.78
Wal-Mart Stores, Inc.                         2.75
Verizon Communications, Inc.                  2.72
Ford Motor Co.                                2.69
Gilead Sciences, Inc.                         2.68
United Parcel Service, Inc., Class B          2.34
Lear Corp.                                    2.31
                                            ------
      Total                                  27.36%
                                            ======

          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
             JANUARY 6, 2014 - SEPTEMBER 30, 2016

            First Trust High  CBOE S&P 500 BuyWrite  S&P 500(R)
            Income ETF        Monthly Index          Index
1/6/14      $10,000           $10,000                $10,000
3/31/14      10,093            10,250                 10,299
9/30/14      10,466            10,657                 10,960
3/31/15      10,918            10,748                 11,610
9/30/15      10,366            10,696                 10,893
3/31/16      11,060            11,040                 11,817
9/30/16      11,693            11,603                 12,574

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
1/7/14 - 9/30/14          85          1          0         0             98          1          0          0
10/1/14 - 9/30/15        117          3          1         3            125          3          0          0
10/1/15 - 9/30/16        114          0          1         0            112          6         10         10

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB)

The First Trust Low Beta Income ETF (the "Fund" or "FTLB") is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income. The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. The Fund also employs an "option strategy" in which it writes U.S. exchange-traded covered call options on the S&P 500(R) Index (the "Index") in order to seek additional cash flow in the form of premiums on the options. These premiums may be distributed to shareholders on a monthly basis. The Fund may use a portion of the call option premiums to purchase put options which may provide some downside protection and reduce the Fund's price sensitivity to declining markets.

PORTFOLIO MANAGEMENT TEAM
Portfolio management decisions are made under the direction of the following Portfolio Managers:

John Gambla, CFA, Senior Portfolio Manager
Rob A. Guttschow, CFA, Senior Portfolio Manager

OVERALL MARKET RECAP

U.S. economic growth remained positive but uninspiring during the year ended September 30, 2016. During the period, U.S. GDP grew by an estimated 1.1% with the headline U.S. unemployment rate remaining steady at approximately 5.0%. The total number of non-farm payroll jobs added to the U.S. economy during the fiscal period, as measured by the Bureau of Labor Statistics, was approximately
2.45 million. The overall steady performance of the U.S. economy and the unchanged unemployment rate, combined with a patient, wait-and-see dovish approach by the Federal Reserve Open Market Committee ("FOMC"), boosted investor confidence, thereby lifting U.S. equity markets (the Index) to an impressive total return of 15.43% for the fiscal period.

The FOMC raised rates once during the fiscal period, increasing the Federal Funds rate from 0.25% to 0.50% in December of 2015. At the time of the increase, the market was projecting the possibility of two to even three increases in 2016. However, as economic growth slowed slightly from the +2.0% range of 2015 to the 1.1% growth rate reported above, the FOMC slowly walked back their December 2015 hawkish tone, providing a confidence boost to U.S. markets after each FOMC meeting.

The market's positive performance for the fiscal period did not come without challenges. Revenue growth for the Index started the fiscal period in negative territory and only gradually improved to positive year-over-year numbers by the end of the period. Operating earnings, as measured by Standard & Poor's, were actually in double digit negative territory after the Q1 2016 reporting period, before also improving through Q2 and Q3. Finally, the rather unexpected outcome of the Republican primary process and the "Brexit" vote of June 2016 (where citizens in the U.K. voted to leave the European Union) have created large uncertainties going forward. Despite the uncertainties, risk assets rallied strongly during the period with the Index up 15.43%. Bond investors also benefitted from the dovish FOMC non-actions, as ten-year treasury yields declined by 0.44%, ending the year at 1.595%.

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              CUMULATIVE        AVERAGE ANNUAL
                                                                                             TOTAL RETURNS       TOTAL RETURNS
                                                                           1 Year Ended   Inception (1/6/14)  Inception (1/6/14)
                                                                             9/30/16          to 9/30/16          to 9/30/16
FUND PERFORMANCE
 NAV                                                                          10.53%            12.16%              4.29%
 Market Price                                                                  8.17%             9.77%              3.47%

INDEX PERFORMANCE
 CBOE S&P 500 95-110 Collar Index*                                             4.38%             7.27%              2.60%
 S&P 500(R) Index                                                             15.43%            25.74%              8.75%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

* The CBOE S&P 500 95-110 Collar Index is designed to protect an investment in S&P 500(R) stocks against market declines. The passive collar strategy reflected by the index entails: holding the stocks in the S&P 500(R) Index; buying three-month S&P 500(R) put options to protect this S&P 500(R) portfolio from market decreases; and selling one-month S&P 500(R) call options to help finance the cost of the put options.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB) (CONTINUED)

PERFORMANCE REVIEW

The Fund returned 8.17% on a market price basis and 10.53% on a net asset value ("NAV") basis for the year ended September 30, 2016. The Fund's benchmark, the CBOE S&P 500 95-110 Collar Index (the "Benchmark") returned 4.38% during the same period. During the year, the Fund paid a distribution in each of the months with the payable date being the last business day of the month. The Fund's distribution was $0.055 per share from October through March 2016 and $0.0525 per share from April through September 2016. The Fund's NAV as of September 30, 2016 was $20.38.

The Fund invests primarily in U.S. equity securities of all market capitalizations, favoring high dividend-paying common stocks. Additionally, the Fund utilizes an "option strategy" of writing (selling) slightly out-of-the-money Index call options to seek additional cash flow in the form option premiums which may be distributed to shareholders on a monthly basis as incremental dividends. The Fund may also use some of the option premium from selling calls to purchase puts that provide additional downside protection to the Fund in declining equity markets.

The Fund tilts its equity holdings toward higher paying dividend stocks and attempts to limit the amount of overlap between the equity holdings and the Index. By limiting the overlap, the Fund seeks to maintain the favorable tax treatment for any gains/losses from the Index options held in the portfolio. Additionally, during this performance period, where possible, the portfolio managers favored companies that were generating enough free cash flow to pay dividends, execute stock buybacks, and/or pay down debt. The portfolio managers believe that a portfolio tilted toward higher dividend-paying companies with solid cash flow fundamentals will, over time, offer investors attractive risk-adjusted total returns relative to the Index.

For the fiscal period, the Fund's "option strategy" of selling Index call options and purchasing puts outperformed the Benchmark's option strategy. The outperformance was driven by the Fund's conservative overwrite position, overwriting approximately 55% of the Fund's assets with calls and 30% with puts versus the Benchmark's 100% overwrite on calls and puts.

The Fund's equity holdings during the performance period performed approximately in-line with the Benchmark's equity holdings, resulting in almost no performance differential versus the Benchmark's equity holdings during the fiscal year.

MARKET AND FUND OUTLOOK

Today, we believe the Fund is well positioned to achieve its primary objective of providing current income. The Fund is invested in a broad array of U.S. equity securities with a market cap-weighted dividend yield of 2.64% versus the Index dividend yield of 2.13%. As of September 30, 2016, the Fund's option strategy was overwriting 53% of the Fund's assets with an average time to expiration of 49 days. Additionally, the Fund has hedged some of its downside with long positions in puts comprised of a notional value equal to 37% of the Fund's NAV. The puts have 116 days to expiration and are a weighted average 12.4% out-of-the-money. We believe the combination of our dividend tilted equity holdings plus the options strategy provide the Fund with a strong base that we believe will allow the Fund to generate attractive risk-adjusted total returns going forward and be supportive of the Fund's primary objective of providing current income.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LOW BETA INCOME ETF (FTLB) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                       18.47%
Industrials                                  17.84
Information Technology                       17.75
Health Care                                  15.19
Consumer Staples                              8.59
Materials                                     7.72
Energy                                        4.89
Telecommunication Services                    3.94
Utilities                                     3.72
Financials                                    1.70
Real Estate                                   0.19
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                   3.38%
Intel, Corp.                                  2.90
Cisco Systems, Inc.                           2.82
Comcast Corp., Class A                        2.78
Wal-Mart Stores, Inc.                         2.75
Verizon Communications, Inc.                  2.72
Ford Motor Co.                                2.69
Gilead Sciences, Inc.                         2.68
United Parcel Service, Inc., Class B          2.34
Lear Corp.                                    2.32
                                            ------
      Total                                  27.38%
                                            ======

           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              JANUARY 6, 2014 - SEPTEMBER 30, 2016

            First Trust Low Beta  CBOE S&P 500         S&P 500(R)
            Income ETF            95-110 Collar Index  Index
1/6/14      $10,000               $10,000              $10,000
3/31/14      10,053                10,203               10,299
9/30/14      10,383                10,697               10,960
3/31/15      10,691                11,013               11,610
9/30/15      10,148                10,277               10,893
3/31/16      10,663                10,486               11,817
9/30/16      11,216                10,727               12,574

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
1/7/14 - 9/30/14          88          3          3         0             81         10          0         0
10/1/14 - 9/30/15        128          6          1         0            113          4          0         0
10/1/15 - 9/30/16         99          8          0         5             69          6         24        42

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

The First Trust NASDAQ Rising Dividend Achievers ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the NASDAQ U.S. Rising Dividend Achievers Index (the "Index"). The Fund normally invests at least 90% of its net assets (including investment borrowings) in securities that comprise the Index. The Index is composed of the securities of 50 companies with a history of raising their dividends that exhibit the characteristics to continue to do so in the future. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing securities. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "RDVY."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              CUMULATIVE        AVERAGE ANNUAL
                                                                                             TOTAL RETURNS       TOTAL RETURNS
                                                                           1 Year Ended   Inception (1/6/14)  Inception (1/6/14)
                                                                             9/30/16          to 9/30/16          to 9/30/16
FUND PERFORMANCE
 NAV                                                                          11.98%            17.93%               6.22%
 Market Price                                                                 11.99%            17.93%               6.22%

INDEX PERFORMANCE
 NASDAQ U.S. Rising Dividend Achievers Index                                  12.64%            19.59%               6.77%
 Dow Jones U.S. Select Dividend Index(SM)*                                    22.24%            35.06%              11.63%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 11.98% during the 12-month period covered by this report. During the same period, the benchmark Dow Jones U.S. Select Dividend Index(SM) generated a return of 22.24%. The Information Technology sector was the top performing and contributing sector for the Fund with a return of 16.2%. The Fund had an allocation of 26.1% to this sector over the period, which contributed 4.5% to the Fund's return. Computer Sciences Co. was the top returning security in this sector with a 66.5% return. The worst performing sector was the Energy sector with a return of -10.8%. National Oilwell Varco, Inc. was the worst performing security in the Energy sector with a -11.9% return. On a relative basis, the Fund underperformed the benchmark. The Consumer Discretionary sector, which had an average weighting of 11.0%, was the leading cause of the underperformance as the Fund had a -21.5% lower return than the benchmark, causing -2.3% of drag. Although the benchmark saw a 18.3% return in the Utilities sector, 0.44% of underperformance was reversed due to the Fund having a 0.0% allocation to the relatively poor performing sector.

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
Nasdaq and NASDAQ U.S. Rising Dividend Achievers Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   29.91%
Information Technology                       28.49
Industrials                                  14.10
Consumer Discretionary                       11.80
Health Care                                   9.79
Materials                                     2.10
Consumer Staples                              1.98
Energy                                        1.83
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Accenture PLC, Class A                        2.19%
Computer Sciences Corp.                       2.12
Rockwell Automation, Inc.                     2.12
Principal Financial Group, Inc.               2.11
Juniper Networks, Inc.                        2.11
Westlake Chemical Corp.                       2.10
HP, Inc.                                      2.10
Southwest Airlines Co.                        2.09
TE Connectivity, Ltd.                         2.06
Boeing (The) Co.                              2.04
                                            ------
      Total                                  21.04%
                                            ======

                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JANUARY 6, 2014 - SEPTEMBER 30, 2016

            First Trust NASDAQ Rising  NASDAQ U.S. Rising        Dow Jones U.S. Select
            Dividend Achievers ETF     Dividend Achievers Index  Dividend Index(SM)
1/6/14      $10,000                    $10,000                   $10,000
3/31/14      10,204                     10,220                    10,543
9/30/14      10,688                     10,731                    10,807
3/31/15      11,406                     11,473                    11,611
9/30/15      10,531                     10,618                    11,049
3/31/16      10,969                     11,095                    12,641
9/30/16      11,793                     11,959                    13,506

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 7, 2014 (commencement of trading) through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
1/7/14 - 9/30/14         123          4          1         0             55          2          0         0
10/1/14 - 9/30/15        155          6          0         0             91          0          0         0
10/1/15 - 9/30/16        112          2          0         0            139          0          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

The First Trust Dorsey Wright Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright Focus Five Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the exchange-traded funds ("ETFs") that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust sector-based ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust sector-based ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FV."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              CUMULATIVE        AVERAGE ANNUAL
                                                                                             TOTAL RETURNS       TOTAL RETURNS
                                                                           1 Year Ended   Inception (3/5/14)  Inception (3/5/14)
                                                                              9/30/16         to 9/30/16          to 9/30/16
FUND PERFORMANCE
 NAV                                                                           5.10%            15.20%               5.66%
 Market Price                                                                  5.10%            15.20%               5.66%

INDEX PERFORMANCE
 Dorsey Wright Focus Five Index                                                5.88%            16.61%               6.15%
 S&P 500(R) Index                                                             15.43%            22.14%               8.08%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 5.10% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 15.43%. Over the period the First Trust Dow Jones Internet Index Fund was the top performing security in the Fund with a 23.4% total return. The S&P 500(R) comparable Information Technology sector returned 22.1%. The First Trust Consumer Staples AlphaDex(R) Fund was the second highest returning security in the Fund with a total return of 12.7%. The S&P 500(R) comparable Consumer Staples sector returned 9.2%. The worst performing security in the Fund was the First Trust NYSE ARCA Biotechnology Index Fund with a total return of -19.9%. The comparable S&P 500(R) Pharmaceuticals & Biotechnology industry had a return of 7.8% over the period. The second worst performing security in the Fund was the First Trust Health Care AlphaDex(R) Fund with a return of -4.7% during the period it was held in the Fund. The S&P 500(R) comparable Health Care sector returned 10.4% over the period.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV) (CONTINUED)

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                MARCH 5, 2014 - SEPTEMBER 30, 2016

            First Trust Dorsey Wright  Dorsey Wright     S&P 500(R)
            Focus 5 ETF                Focus Five Index  Index
3/5/14      $10,000                    $10,000           $10,000
3/31/14       9,421                      9,416            10,004
9/30/14      10,191                     10,208            10,647
3/31/15      11,995                     12,033            11,278
9/30/15      10,961                     11,013            10,581
3/31/16      10,830                     10,943            11,479
9/30/16      11,520                     11,661            12,214

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 6, 2014 (commencement of trading) through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
3/6/14 - 9/30/14         131          0          0         0             14          0          0         0
10/1/14 - 9/30/15        155         11          0         1             78          7          0         0
10/1/15 - 9/30/16        132          0          0         0            121          0          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

The First Trust RBA American Industrial Renaissance(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Richard Bernstein Advisors American Industrial Renaissance(R) Index (the "Index"). The Fund normally invests at least 90% of its net assets (including investment borrowings) in U.S. equity securities that comprise the Index. The Index is designed to measure the performance of small- and mid-cap U.S. companies in the industrial and community banking sectors. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "AIRR."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             CUMULATIVE         AVERAGE ANNUAL
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                                          1 Year Ended   Inception (3/10/14)  Inception (3/10/14)
                                                                            9/30/16          to 9/30/16           to 9/30/16
FUND PERFORMANCE
 NAV                                                                         34.27%             3.47%                1.34%
 Market Price                                                                34.54%             3.47%                1.34%

INDEX PERFORMANCE
 Richard Bernstein Advisors American Industrial Renaissance(R) Index         35.29%             5.73%                2.20%
 S&P 500(R) Index                                                            15.43%            21.88%                8.04%
 S&P 500(R) Industrials Index                                                19.74%            17.97%                6.67%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 34.27% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Industrials Index generated a return of 19.74%. The Machinery industry was the top performing industry, returning 47.1%. Given this industry's large allocation of 31.6%, it contributed 15.0% to the Fund's return. Navistar International Co. was the top returning security in this industry at 72.4%. The Aerospace & Defense industry, represented solely by BWX Technologies Inc., was the laggard industry with a 4.4% return and 0.2% contribution. On a relative basis, the Fund outperformed the benchmark. The Machinery industry created 6.2% of outperformance as it overallocated the benchmark by 18.9% and outperformed the benchmark by 15.3%. Industrial Conglomerates caused -1.14% of underperformance as the Fund had a 0.0% allocation to the 23.3% returning industry, which the benchmark held at a 26.9% weighting.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors ("RBA" or "Licensor"). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA's only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                  95.01%
Financials                                    4.99
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Navistar International Corp.                  5.06%
Argan, Inc.                                   3.67
Douglas Dynamics, Inc.                        3.50
MasTec, Inc.                                  3.44
MYR Group, Inc.                               3.37
EMCOR Group, Inc.                             3.30
Oshkosh Corp.                                 3.24
Tetra Tech, Inc.                              3.20
Greenbrier Cos (The), Inc.                    3.20
Quanta Services, Inc.                         3.15
                                            ------
      Total                                  35.13%
                                            ======

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      MARCH 10, 2014 - SEPTEMBER 30, 2016

            First Trust RBA American       Richard Bernstein Advisors American  S&P 500(R)  S&P 500(R)
            Industrial Renaissance(R) ETF  Industrial Renaissance(R) Index      Index       Industrials Index
3/10/14     $10,000                        $10,000                              $10,000     $10,000
3/31/14       9,805                          9,810                                9,983       9,955
9/30/14       9,163                          9,197                               10,624      10,226
3/31/15       9,555                          9,630                               11,254      10,824
9/30/15       7,706                          7,815                               10,559       9,853
3/31/16       8,867                          9,029                               11,455      11,172
9/30/16      10,346                         10,574                               12,188      11,797

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
3/11/14 - 9/30/14        104          4          0         0             31          3          0         0
10/1/14 - 9/30/15        127          5          0         0            116          4          0         0
10/1/15 - 9/30/16        100          0          0         0            153          0          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

The First Trust RBA Quality Income ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Richard Bernstein Advisors Quality Income Index (the "Index"). The Fund normally invests at least 90% of its net assets (including investment borrowings) in U.S. and non-U.S., including emerging market, equity securities that comprise the Index. The non-U.S. equity securities may include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or other depositary receipts. The Index is designed to provide access to a diversified portfolio of small-, mid- and large-capitalization income-producing equity securities. The Index is focused on total return through a combination of dividend income and capital appreciation. The Index attempts to control the risks associated with investing in higher-yielding stocks, yet maintain attractive current income. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "QINC."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             CUMULATIVE         AVERAGE ANNUAL
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                                          1 Year Ended   Inception (3/10/14)  Inception (3/10/14)
                                                                            9/30/16          to 9/30/16           to 9/30/16
FUND PERFORMANCE
 NAV                                                                         12.52%            17.78%                6.61%
 Market Price                                                                13.15%            17.79%                6.61%

INDEX PERFORMANCE
 Richard Bernstein Advisors Quality Income Index                             13.59%            20.47%                7.55%
 S&P 500(R) Index                                                            15.43%            21.88%                8.04%
 Dow Jones U.S. Select Dividend Index(SM)*                                   22.24%            31.46%               11.28%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 12.52% during the 12-month period covered by this report. During the same period, the benchmark Dow Jones U.S. Select Dividend Index(SM) generated a return of 22.24%. Utility securities were the top contributing holdings over the period with a 3.7% contribution to the Fund's return. This sector contributed 14.8% to total return for the Fund and was given an average weighting of 22.2% over the period. Energy securities were the worst performing and contributing holdings over the period with a -59.2% total return and -1.2% contribution. Garmin Ltd was the top performer with a 52.5% return, while Atwood Oceanics, Inc. was the worst performer with a -59.2% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance came from the Consumer Staples sector where the Fund underperformed the benchmark by -42.5%. Outperformance of 0.7% is due to the Fund allocating 5.2% more weighting to the Information Technology sector and outperforming the benchmark by 29.3%.

* The Dow Jones U.S. Select Dividend Index(SM) represents 100 of the United States' leading stocks by dividend yield.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Richard Bernstein Advisors ("RBA" or "Licensor"). RBA makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. RBA's only relationship to First Trust is the licensing of certain trademarks and trade names of RBA and of the Index, which is determined, composed and calculated by RBA without regard to First Trust or the Fund. Licensor has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST RBA QUALITY INCOME ETF (QINC) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                    LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                   25.22%
Utilities                                    23.23
Real Estate                                  14.63
Consumer Discretionary                       13.93
Health Care                                  11.21
Information Technology                        4.46
Industrials                                   3.97
Consumer Staples                              3.35
                                            ------
     Total                                  100.00%
                                            ======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
Garmin Ltd.                                   4.48%
Cisco Systems, Inc.                           4.46
Arthur J. Gallagher & Co.                     4.31
Federated Investors, Inc., Class B            4.09
National Health Investors, Inc.               4.08
Fastenal Co.                                  3.97
Consolidated Edison, Inc.                     3.96
Xcel Energy, Inc.                             3.91
Bank of Hawaii Corp.                          3.90
Target Corp.                                  3.89
                                            ------
      Total                                  41.05%
                                            ======

                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               MARCH 10, 2014 - SEPTEMBER 30, 2016

            First Trust RBA Quality  Richard Bernstein Advisors  S&P 500(R)  Dow Jones U.S. Select
            Income ETF               Quality Income Index        Index       Dividend Index(SM)
3/10/14     $10,000                  $10,000                     $10,000     $10,000
3/31/14      10,170                   10,172                       9,983      10,262
9/30/14      10,114                   10,162                      10,624      10,520
3/31/15      11,123                   11,222                      11,254      11,302
9/30/15      10,467                   10,605                      10,558      10,755
3/31/16      11,431                   11,630                      11,455      12,305
9/30/16      11,778                   12,046                      12,188      13,147

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 11, 2014 (commencement of trading) through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
3/11/14 - 9/30/14         87          3          0         0             49          3          0         0
10/1/14 - 9/30/15        174          6          0         0             64          8          0         0
10/1/15 - 9/30/16        174          0          0         0             78          1          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

The First Trust Dorsey Wright International Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright International Focus Five Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the exchange-traded funds ("ETFs") that comprise the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust international ETFs relative to one another. The Index is designed to provide targeted exposure to the five First Trust international ETFs that the Index Provider believes offer the greatest potential to outperform the other ETFs in the selection universe. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "IFV."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             CUMULATIVE         AVERAGE ANNUAL
                                                                                            TOTAL RETURNS        TOTAL RETURNS
                                                                          1 Year Ended   Inception (7/22/14)  Inception (7/22/14)
                                                                             9/30/16         to 9/30/16           to 9/30/16
FUND PERFORMANCE
 NAV                                                                          4.35%           -10.30%               -4.84%
 Market Price                                                                 3.88%           -10.60%               -4.99%

INDEX PERFORMANCE
 Dorsey Wright International Focus Five Index                                 6.66%            -9.76%               -4.58%
 MSCI All Country World Ex-US Index                                           9.26%            -9.34%               -4.38%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 4.35% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Ex-US Index generated a return of 9.26%. Over the period the First Trust ISE Chindia Index Fund was the top performing security for the Fund, adding 19.8% to total return. The benchmark had a weighted average local return of 10.7% among Chinese and Indian securities. The First Trust Germany AlphaDEX(R) Fund was the second highest returning security with a total return of 12.5%. The benchmark had a local return of 10.1% among German securities. The worst performing security was the First Trust United Kingdom AlphaDEX(R) Fund with a total return of -21.5%. The benchmark had a local return of 0.8% among United Kingdom securities. The second worst performing security in the Fund was the First Trust Hong Kong AlphaDEX(R) Fund with a return of -12.8% during the period during which it was held in the Fund. The benchmark had a local return of 11.3% among Hong Kong securities.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV) (CONTINUED)


                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            JULY 22, 2014 - SEPTEMBER 30, 2016

            First Trust Dorsey Wright  Dorsey Wright International Focus  MSCI All Country
            International Focus 5 ETF  Five Index                         World Ex-US Index
7/22/14     $10,000                    $10,000                            $10,000
9/30/14       9,243                      9,219                              9,446
3/31/15       9,675                      9,622                              9,398
9/30/15       8,596                      8,625                              8,298
3/31/16       8,678                      8,524                              8,535
9/30/16       8,970                      9,024                              9,066

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 23, 2014 (commencement of trading) through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
7/23/14 - 9/30/14         40          1          0         0              8          0          0         0
10/1/14 - 9/30/15        185          8          0         0             58          1          0         0
10/1/15 - 9/30/16        155          1          0         0             97          0          0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)

The First Trust Dorsey Wright Dynamic Focus 5 ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Dorsey Wright Dynamic Focus Five Index (the "Index"). The Fund will normally invest at least 80% of its total assets (including investment borrowings) in the exchange-traded funds ("ETFs") and cash equivalents that comprise the Index. The cash equivalents in which the Fund may invest (the "Cash Proxy") are 1- to 3-month U.S. Treasury Bills representing the component securities of a cash equivalent index (the Nasdaq US T-Bill Index (the "Cash Index")) that is a component of the Index. The ETFs in which the Fund invests are advised by First Trust Advisors L.P. ("First Trust"), the Fund's investment advisor. The Index is constructed pursuant to Dorsey, Wright & Associates LLC's (the "Index Provider") proprietary methodology, which takes into account the performance of each of the First Trust sector and industry-based ETFs relative to one another. The Cash Index is also evaluated and its inclusion and weight in the Index is adjusted based upon its rank relative to the selection universe of sector and industry-based ETFs chosen by the Index. The Index is designed to provide targeted exposure to the five First Trust sector and industry-based ETFs that the Index determines offer the greatest potential to outperform the other First Trust Sector and Industry-based ETFs and that satisfy certain trading volume and liquidity requirements. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FVC."

---------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  CUMULATIVE
                                                                                                                 TOTAL RETURNS
                                                                                                              Inception (3/17/16)
                                                                                                                  to 9/30/16
FUND PERFORMANCE
 NAV                                                                                                                 6.68%
 Market Price                                                                                                        6.73%

INDEX PERFORMANCE
 Dorsey Wright Dynamic Focus Five Index                                                                              6.93%
 S&P 500(R) Index                                                                                                    7.45%
---------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 29.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 6.68% from its inception on March 17, 2016 to September 30, 2016. During the same period, the benchmark S&P 500(R) Index generated a return of 7.45% for the Fund. Cash equivalent securities were given an average weighting of 9.4% over the period, had a total return of 0.08%, and had a minimal contribution of 0.02% to the Fund's return. Over the period, the First Trust Dow Jones Internet Fund was the top performing security for the Fund with a 20.9% total return. The S&P 500(R) comparable Information Technology sector returned 11.4%. The worst performing security for the Fund was the First Trust Consumer Discretionary AlphaDEX(R) Fund with a total return of 1.2%. The S&P 500(R) comparable Consumer Discretionary sector had a return of 3.0% over the period. Relative to the benchmark, the cash equivalents created -0.18% of underperformance as the benchmark was only exposed to equity securities, which had a 6.8% higher return than the cash equivalents.

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates LLC ("Dorsey Wright"). Dorsey Wright makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Dorsey Wright's only relationship to First Trust is the licensing of certain trademarks and trade names of Dorsey Wright and of the Index, which is determined, composed and calculated by Dorsey Wright without regard to First Trust or the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC) (CONTINUED)

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     MARCH 17, 2016 - SEPTEMBER 30, 2016

            First Trust
            Dorsey Wright               Dorsey Wright Dynamic      S&P 500(R)
            Dynamic Focus 5 ETF         Focus Five Index           Index
3/17/16     $10,000                     $10,000                    $10,000
3/31/16      10,090                      10,094                     10,099
9/30/16      10,668                      10,693                     10,745

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2016

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 18, 2016 (commencement of trading) through September 30, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                      AT/ABOVE NAV                                    BELOW NAV
                        ----------------------------------------       ----------------------------------------
                        0.00%-     0.50%-     1.00%-                   0.00%-     0.50%-     1.00%-
FOR THE PERIOD          0.49%      0.99%      1.99%     >=2.00%        0.49%      0.99%      1.99%     >=2.00%
3/18/16 - 9/30/16        113          0          0         0             25          0          0         0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND VI

UNDERSTANDING YOUR FUND EXPENSES
SEPTEMBER 30, 2016 (UNAUDITED)

As a shareholder of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF, First Trust Dorsey Wright International Focus 5 ETF, or First Trust Dorsey Wright Dynamic Focus 5 ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              ANNUALIZED
                                                                                            EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING             ENDING            BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE          SIX-MONTH          SIX-MONTH
                                                   APRIL 1, 2016     SEPTEMBER 30, 2016         PERIOD          PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)
Actual                                               $1,000.00           $1,103.30             0.50%               $2.63
Hypothetical (5% return before expenses)             $1,000.00           $1,022.50             0.50%               $2.53

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)
Actual                                               $1,000.00           $1,051.10             0.48%               $2.46
Hypothetical (5% return before expenses)             $1,000.00           $1,022.60             0.48%               $2.43

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)
Actual                                               $1,000.00           $1,044.30             0.70%               $3.58
Hypothetical (5% return before expenses)             $1,000.00           $1,021.50             0.70%               $3.54

FIRST TRUST EXCHANGE-TRADED FUND VI

SEPTEMBER 30, 2016 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              ANNUALIZED
                                                                                            EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING             ENDING            BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE          SIX-MONTH          SIX-MONTH
                                                   APRIL 1, 2016     SEPTEMBER 30, 2016         PERIOD          PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST HIGH INCOME ETF (FTHI)
Actual                                               $1,000.00           $1,057.20             0.85%               $4.37
Hypothetical (5% return before expenses)             $1,000.00           $1,020.75             0.85%               $4.29

FIRST TRUST LOW BETA INCOME ETF (FTLB)
Actual                                               $1,000.00           $1,049.90             0.85%               $4.36
Hypothetical (5% return before expenses)             $1,000.00           $1,020.75             0.85%               $4.29

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)
Actual                                               $1,000.00           $1,075.10             0.50%               $2.59
Hypothetical (5% return before expenses)             $1,000.00           $1,022.50             0.50%               $2.53

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)
Actual                                               $1,000.00           $1,063.60             0.30%               $1.55
Hypothetical (5% return before expenses)             $1,000.00           $1,023.50             0.30%               $1.52

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)
Actual                                               $1,000.00           $1,166.80             0.70%               $3.79
Hypothetical (5% return before expenses)             $1,000.00           $1,021.50             0.70%               $3.54

FIRST TRUST RBA QUALITY INCOME ETF (QINC)
Actual                                               $1,000.00           $1,030.30             0.70%               $3.55
Hypothetical (5% return before expenses)             $1,000.00           $1,021.50             0.70%               $3.54

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)
Actual                                               $1,000.00           $1,033.60             0.30%               $1.53
Hypothetical (5% return before expenses)             $1,000.00           $1,023.50             0.30%               $1.52

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)
Actual                                               $1,000.00           $1,057.30             0.30%               $1.54
Hypothetical (5% return before expenses)             $1,000.00           $1,023.50             0.30%               $1.52

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (April 1, 2016 through September 30, 2016), multiplied by 183/366 (to reflect the one-half year period).

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 99.9%
               COMMERCIAL SERVICES & SUPPLIES
                  -- 0.5%
      104,156  Pitney Bowes, Inc.                    $ 1,891,473
       44,615  West Corp.                                985,099
                                                    ------------
                                                       2,876,572
                                                    ------------
               COMMUNICATIONS EQUIPMENT
                  -- 10.6%
       13,307  ADTRAN, Inc.                              254,696
      118,641  Brocade Communications
                  Systems, Inc.                        1,095,056
    1,425,307  Cisco Systems, Inc.                    45,210,738
       37,509  Harris Corp.                            3,436,200
        5,387  InterDigital, Inc.                        426,650
       93,171  Juniper Networks, Inc.                  2,241,694
       47,728  Motorola Solutions, Inc.                3,640,692
      381,819  Nokia Oyj, ADR                          2,210,732
        5,518  Plantronics, Inc.                         286,715
      251,413  Telefonaktiebolaget LM
                  Ericsson, ADR                        1,812,688
                                                    ------------
                                                      60,615,861
                                                    ------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 14.9%
      274,044  AT&T, Inc.                             11,128,927
       18,680  ATN International, Inc.                 1,214,947
      239,891  BCE, Inc.                              11,078,166
       61,298  BT Group PLC, ADR                       1,558,808
      402,983  Centurylink, Inc.                      11,053,824
      112,160  Chunghwa Telecom Co., Ltd.,
                  ADR                                  3,928,965
       25,562  Cogent Communications Group,
                  Inc.                                   940,937
      192,682  Consolidated Communications
                  Holdings, Inc.                       4,863,294
    2,435,417  Frontier Communications Corp.          10,131,335
       17,617  Inteliquent, Inc.                         284,338
       85,971  KT Corp., ADR                           1,379,835
       41,968  Nippon Telegraph & Telephone
                  Corp., ADR                           1,922,554
       48,556  Telekomunikasi Indonesia
                  Persero Tbk PT, ADR                  3,208,581
      341,761  TELUS Corp.                            11,278,113
      214,082  Verizon Communications, Inc.           11,127,982
                                                    ------------
                                                      85,100,606
                                                    ------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.6%
       20,025  CDW Corp.                                 915,743
      327,164  Corning, Inc.                           7,737,428
        4,206  SYNNEX Corp.                              479,947
                                                    ------------
                                                       9,133,118
                                                    ------------
               HEALTH CARE TECHNOLOGY -- 0.1%
       18,836  Computer Programs & Systems,
                  Inc.                                   490,866
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               HOUSEHOLD DURABLES -- 0.9%
      110,206  Garmin Ltd.                          $  5,302,011
                                                    ------------
               INTERNET SOFTWARE & SERVICES
                  -- 0.9%
      195,550  EarthLink Holdings Corp.                1,212,410
       12,680  j2 Global, Inc.                           844,615
       11,985  NetEase Inc., ADR                       2,885,748
                                                    ------------
                                                       4,942,773
                                                    ------------
               IT SERVICES -- 9.1%
       25,202  Amdocs Ltd.                             1,457,936
        7,480  CSG Systems International, Inc.           309,148
       27,141  CSRA, Inc.                                730,093
        4,748  DST Systems, Inc.                         559,884
        4,331  Forrester Research, Inc.                  168,476
      124,277  Infosys Technologies Ltd., ADR          1,961,091
      282,047  International Business Machines
                  Corp.                               44,803,166
       32,291  Leidos Holdings, Inc.                   1,397,555
       12,228  Science Applications
                  International Corp.                    848,256
                                                    ------------
                                                      52,235,605
                                                    ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 28.7%
       89,842  Advanced Semiconductor
                  Engineering, Inc., ADR                 530,966
      113,151  Analog Devices, Inc.                    7,292,582
      203,398  Applied Materials, Inc.                 6,132,450
        9,996  ASML Holding N.V., ADR                  1,095,362
       58,223  Broadcom Ltd.                          10,044,632
       30,565  Brooks Automation, Inc.                   415,990
        2,453  Cabot Microelectronics Corp.              129,788
      166,289  Cypress Semiconductor Corp.             2,022,074
    1,248,584  Intel Corp.                            47,134,046
       46,251  Intersil Corp.                          1,014,284
       28,929  LAM Research Corp.                      2,739,866
      138,894  Marvell Technology Group, Ltd.          1,843,123
      117,286  Maxim Integrated Products, Inc.         4,683,230
       70,051  Microchip Technology, Inc.              4,352,969
       10,492  MKS Instruments, Inc.                     521,767
        5,927  Monolithic Power Systems, Inc.            477,124
       54,178  NVIDIA Corp.                            3,712,277
        3,472  Power Integrations, Inc.                  218,840
      355,253  QUALCOMM, Inc.                         24,334,831
        5,875  Silicon Motion Technology
                  Corp., ADR                             304,266
       36,566  Skyworks Solutions, Inc.                2,784,135
      492,193  Taiwan Semiconductor
                  Manufacturing Co., Ltd., ADR        15,056,184
       32,368  Teradyne, Inc.                            698,502
       16,264  Tessera Technologies, Inc.                625,188
      307,824  Texas Instruments, Inc.                21,603,088
       82,707  Xilinx, Inc.                            4,494,298
                                                    ------------
                                                     164,261,862
                                                    ------------


Page 32                 See Notes to Financial Statements

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

SEPTEMBER 30, 2016

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
               SOFTWARE -- 14.3%
        4,753  Blackbaud, Inc.                      $    315,314
      174,302  CA, Inc.                                5,765,910
       19,085  CDK Global, Inc.                        1,094,716
        2,400  Ebix, Inc.                                136,440
       11,734  Epiq Systems, Inc.                        193,494
       38,675  Intuit, Inc.                            4,254,637
       13,912  Mentor Graphics Corp.                     367,833
      779,876  Microsoft Corp.                        44,920,858
       11,404  Monotype Imaging Holdings, Inc.           252,142
        5,095  NICE Ltd., ADR                            341,059
       22,525  Open Text Corp.                         1,460,972
      543,567  Oracle Corp.                           21,351,312
        8,840  SAP SE, ADR                               808,064
       21,423  SS&C Technologies Holdings,
                  Inc.                                   688,749
                                                    ------------
                                                      81,951,500
                                                    ------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 13.9%
      422,353  Apple, Inc.                            47,747,006
       14,593  Canon, Inc., ADR                          423,635
       46,881  Diebold, Inc.                           1,162,180
      179,188  Hewlett Packard Enterprise Co.          4,076,527
       56,928  Logitech International S.A.             1,278,603
       82,435  NetApp, Inc.                            2,952,822
      303,075  Seagate Technology PLC                 11,683,541
      171,008  Western Digital Corp.                   9,998,838
                                                    ------------
                                                      79,323,152
                                                    ------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 4.4%
       32,710  NTT DoCoMo, Inc., ADR                     831,161
      261,812  Rogers Communications, Inc.            11,106,065
       26,947  Shenandoah Telecommunications
                  Co.                                    733,228
      208,911  SK Telecom Co., Ltd., ADR               4,721,389
      125,174  Telephone & Data Systems, Inc.          3,402,229
      118,532  TIM Participacoes S.A., ADR             1,450,832
      850,123  VimpelCom Ltd., ADR                     2,958,428
                                                    ------------
                                                      25,203,332
                                                    ------------
               TOTAL INVESTMENTS -- 99.9%            571,437,258
               (Cost $521,656,863) (a)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.1%                    663,161
                                                    ------------
               NET ASSETS -- 100.0%                 $572,100,419
                                                    ============

(a) Aggregate cost for federal income tax purposes is $526,733,096. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $65,112,829 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,408,667.

ADR   American Depositary Receipt

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           9/30/2016       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Common Stocks*            $571,437,258  $571,437,258  $      --    $      --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


                        See Notes to Financial Statements                Page 33

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

     UNITS                                                DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
MASTER LIMITED PARTNERSHIPS -- 21.2%
               OIL, GAS & CONSUMABLE FUELS -- 21.2%
      127,676  Antero Midstream Partners, L.P...................................................................  $    3,408,949
      327,697  Black Stone Minerals, L.P........................................................................       5,836,284
      155,207  Boardwalk Pipeline Partners, L.P.................................................................       2,663,352
       98,205  Buckeye Partners, L.P............................................................................       7,031,478
      238,083  Cheniere Energy Partners, L.P....................................................................       6,966,309
    4,734,136  CVR Refining, L.P................................................................................      41,518,373
      361,010  Delek Logistics Partners, L.P....................................................................      10,317,666
      100,150  Dominion Midstream Partners, L.P.................................................................       2,394,586
      451,634  Enbridge Energy Partners, L.P....................................................................      11,485,053
      219,812  Enterprise Products Partners, L.P................................................................       6,073,405
       35,728  EQT Midstream Partners, L.P......................................................................       2,722,116
      204,873  Holly Energy Partners, L.P.......................................................................       6,951,341
       80,296  Magellan Midstream Partners, L.P.................................................................       5,680,139
      768,268  Martin Midstream Partners, L.P...................................................................      15,396,091
      191,471  NuStar Energy, L.P...............................................................................       9,493,132
       54,352  Phillips 66 Partners, L.P........................................................................       2,641,507
       96,674  Shell Midstream Partners, L.P....................................................................       3,101,302
      119,707  Spectra Energy Partners, L.P.....................................................................       5,229,999
      130,385  Tallgrass Energy Partners, L.P...................................................................       6,284,557
      129,904  TC PipeLines, L.P................................................................................       7,408,425
      143,158  Tesoro Logistics, L.P............................................................................       6,934,573
      168,403  TransMontaigne Partners, L.P.....................................................................       6,948,308
       78,558  Valero Energy Partners, L.P......................................................................       3,432,199
      325,780  Viper Energy Partners, L.P.......................................................................       5,261,347
                                                                                                                  --------------
               TOTAL MASTER LIMITED PARTNERSHIPS................................................................     185,180,491
               (Cost $186,900,944)                                                                                --------------

                                                                                      STATED          STATED
    SHARES                                 DESCRIPTION                                 RATE          MATURITY         VALUE
-------------  ------------------------------------------------------------------  -------------  --------------  --------------
$25 PAR PREFERRED SECURITIES -- 20.3%
               BANKS -- 9.7%
      242,444  Bank of America Corp., Series D...................................       6.20%           (a)            6,281,724
      276,364  Citigroup Capital XIII (b)........................................       7.12%        10/30/40          7,279,428
      233,608  Citigroup, Inc., Series L.........................................       6.88%           (a)            6,489,630
      312,905  GMAC Capital Trust I, Series 2 (b)................................       6.60%        02/15/40          7,950,916
      275,584  HSBC Holdings PLC.................................................       8.13%           (a)            7,449,036
      294,699  HSBC Holdings PLC, Series 2.......................................       8.00%           (a)            7,694,591
      272,538  ING Groep N.V.....................................................       7.20%           (a)            7,066,910
      212,195  JPMorgan Chase & Co., Series Y....................................       6.13%           (a)            5,748,363
      253,828  Merrill Lynch Capital Trust I, Series K (c).......................       6.45%        12/15/66          6,576,683
      272,063  Merrill Lynch Capital Trust III (c)...............................       7.38%        09/15/67          7,119,889
      304,924  National Westminster Bank PLC, Series C...........................       7.76%           (a)            7,845,694
      268,967  Wells Fargo & Co., Series J.......................................       8.00%           (a)            7,264,799
                                                                                                                  --------------
                                                                                                                      84,767,663
                                                                                                                  --------------
               CAPITAL MARKETS -- 1.4%
      253,325  Goldman Sachs Group, Inc..........................................       6.50%        11/01/61          6,477,520
      232,819  Goldman Sachs Group, Inc., Series B...............................       6.20%           (a)            6,081,233
                                                                                                                  --------------
                                                                                                                      12,558,753
                                                                                                                  --------------
               DIVERSIFIED FINANCIAL SERVICES -- 1.8%
      278,388  Countrywide Capital V.............................................       7.00%        11/01/36          7,171,275
      325,830  KKR Financial Holdings LLC........................................       8.38%        11/15/41          8,315,181
                                                                                                                  --------------
                                                                                                                      15,486,456
                                                                                                                  --------------


Page 34                 See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2016

                                                                                      STATED          STATED
    SHARES                                 DESCRIPTION                                 RATE          MATURITY         VALUE
-------------  ------------------------------------------------------------------  -------------  --------------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.7%
      298,501  Qwest Corp........................................................       7.50%        09/15/51     $    7,623,716
      263,762  Qwest Corp........................................................       7.00%        07/01/52          6,926,390
                                                                                                                  --------------
                                                                                                                      14,550,106
                                                                                                                  --------------
               INSURANCE -- 1.8%
      285,390  Aegon N.V.........................................................       8.00%        02/15/42          7,619,913
      316,230  Aviva PLC.........................................................       8.25%        12/01/41          8,070,190
                                                                                                                  --------------
                                                                                                                      15,690,103
                                                                                                                  --------------
               MULTI-UTILITIES -- 0.7%
      252,557  DTE Energy Co.....................................................       6.50%        12/01/61          6,457,882
                                                                                                                  --------------
               REAL ESTATE INVESTMENT TRUSTS -- 0.8%
      250,488  Realty Income Corp., Series F.....................................       6.63%           (a)            6,525,212
                                                                                                                  --------------
               WIRELESS TELECOMMUNICATION SERVICES -- 2.4%
      278,929  Telephone & Data Systems, Inc.....................................       7.00%        03/15/60          7,215,893
      255,214  United States Cellular Corp.......................................       7.25%        12/01/63          6,804,005
      268,783  United States Cellular Corp.......................................       6.95%        05/15/60          7,071,681
                                                                                                                  --------------
                                                                                                                      21,091,579
                                                                                                                  --------------
               TOTAL $25 PAR PREFERRED SECURITIES...............................................................     177,127,754
               (Cost $179,738,193)                                                                                --------------

     UNITS                                                DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS -- 19.3%
               AUTOMOBILES -- 1.0%
      346,171  Ford Motor Co....................................................................................       4,178,284
      135,294  General Motors Co................................................................................       4,298,290
                                                                                                                  --------------
                                                                                                                       8,476,574
                                                                                                                  --------------
               BANKS -- 3.5%
      224,031  Boston Private Financial Holdings, Inc...........................................................       2,874,318
      295,976  F.N.B. Corp......................................................................................       3,640,505
      246,942  Old National Bancorp.............................................................................       3,472,004
      252,173  People's United Financial, Inc...................................................................       3,989,377
      114,391  Trustmark Corp...................................................................................       3,152,616
      235,535  Umpqua Holdings Corp.............................................................................       3,544,802
       79,893  United Bankshares, Inc...........................................................................       3,009,569
      462,659  Valley National Bancorp..........................................................................       4,501,672
       56,837  Wells Fargo & Co.................................................................................       2,516,742
                                                                                                                  --------------
                                                                                                                      30,701,605
                                                                                                                  --------------
               BEVERAGES -- 0.3%
       66,053  Coca-Cola (The) Co...............................................................................       2,795,363
                                                                                                                  --------------
               CAPITAL MARKETS -- 0.3%
       90,257  Federated Investors, Inc., Class B...............................................................       2,674,315
                                                                                                                  --------------
               COMMERCIAL SERVICES & SUPPLIES -- 1.0%
      190,541  Pitney Bowes, Inc................................................................................       3,460,224
      312,354  R.R. Donnelley & Sons Co.........................................................................       4,910,205
                                                                                                                  --------------
                                                                                                                       8,370,429
                                                                                                                  --------------
               CONTAINERS & PACKAGING -- 0.4%
       71,262  International Paper Co...........................................................................       3,419,151
                                                                                                                  --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
       71,733  Verizon Communications, Inc......................................................................       3,728,681
                                                                                                                  --------------


                        See Notes to Financial Statements                Page 35

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2016

    SHARES                                                DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)
               ELECTRIC UTILITIES -- 3.8%
       49,829  ALLETE, Inc......................................................................................  $    2,970,805
       45,454  American Electric Power Co., Inc.................................................................       2,918,601
       44,544  Duke Energy Corp.................................................................................       3,565,302
       48,874  Entergy Corp.....................................................................................       3,750,102
       90,616  Exelon Corp......................................................................................       3,016,607
      115,953  FirstEnergy Corp.................................................................................       3,835,725
      117,483  Great Plains Energy, Inc.........................................................................       3,206,111
      101,089  OGE Energy Corp..................................................................................       3,196,434
       38,877  Pinnacle West Capital Corp.......................................................................       2,954,263
       73,309  Southern (The) Co................................................................................       3,760,752
                                                                                                                  --------------
                                                                                                                      33,174,702
                                                                                                                  --------------
               ELECTRICAL EQUIPMENT -- 0.4%
       59,224  Emerson Electric Co..............................................................................       3,228,300
                                                                                                                  --------------
               GAS UTILITIES -- 0.3%
      101,402  South Jersey Industries, Inc.....................................................................       2,996,429
                                                                                                                  --------------
               HOTELS, RESTAURANTS & LEISURE -- 0.8%
       51,174  Darden Restaurants, Inc..........................................................................       3,137,990
       52,717  DineEquity, Inc..................................................................................       4,174,659
                                                                                                                  --------------
                                                                                                                       7,312,649
                                                                                                                  --------------
               HOUSEHOLD DURABLES -- 0.4%
      133,922  MDC Holdings, Inc................................................................................       3,455,188
                                                                                                                  --------------
               INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.4%
      265,483  AES Corp.........................................................................................       3,411,457
                                                                                                                  --------------
               INSURANCE -- 0.7%
      262,373  Maiden Holdings Ltd..............................................................................       3,329,513
      183,979  Old Republic International Corp..................................................................       3,241,710
                                                                                                                  --------------
                                                                                                                       6,571,223
                                                                                                                  --------------
               IT SERVICES -- 0.7%
       19,116  International Business Machines Corp.............................................................       3,036,577
      134,715  Western Union Co.................................................................................       2,804,766
                                                                                                                  --------------
                                                                                                                       5,841,343
                                                                                                                  --------------
               MACHINERY -- 0.3%
       23,273  Cummins, Inc.....................................................................................       2,982,435
                                                                                                                  --------------
               MEDIA -- 0.4%
       60,675  Meredith Corp....................................................................................       3,154,493
                                                                                                                  --------------
               METALS & MINING -- 0.4%
       48,089  Compass Minerals International, Inc..............................................................       3,544,159
                                                                                                                  --------------
               MULTI-UTILITIES -- 1.4%
       59,839  Ameren Corp......................................................................................       2,942,882
       40,322  Consolidated Edison, Inc.........................................................................       3,036,247
       51,365  NorthWestern Corp................................................................................       2,955,028
       74,848  Public Service Enterprise Group, Inc.............................................................       3,133,886
                                                                                                                  --------------
                                                                                                                      12,068,043
                                                                                                                  --------------
               OIL, GAS & CONSUMABLE FUELS -- 0.1%
       20,590  Cheniere Energy Partners LP Holdings LLC.........................................................         468,217
                                                                                                                  --------------
               PAPER & FOREST PRODUCTS -- 0.4%
       97,910  Schweitzer-Mauduit International, Inc............................................................       3,775,410
                                                                                                                  --------------
               PHARMACEUTICALS -- 0.3%
       45,724  Merck & Co., Inc.................................................................................       2,853,635
                                                                                                                  --------------


Page 36                 See Notes to Financial Statements

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2016

    SHARES                                                DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)
               THRIFTS & MORTGAGE FINANCE -- 0.6%
      354,072  New York Community Bancorp, Inc..................................................................  $    5,038,445
                                                                                                                  --------------
               TOBACCO -- 1.0%
       46,486  Altria Group, Inc................................................................................       2,939,310
       57,859  Reynolds American, Inc...........................................................................       2,728,052
       54,417  Universal Corp...................................................................................       3,168,157
                                                                                                                  --------------
                                                                                                                       8,835,519
                                                                                                                  --------------
               TOTAL COMMON STOCKS..............................................................................     168,877,765
               (Cost $162,534,913)                                                                                --------------

REAL ESTATE INVESTMENT TRUSTS -- 19.0%
               DIVERSIFIED REITS -- 1.9%
      686,808  Lexington Realty Trust...........................................................................       7,074,122
      131,927  Liberty Property Trust...........................................................................       5,323,255
      127,558  Washington Real Estate Investment Trust..........................................................       3,969,605
                                                                                                                  --------------
                                                                                                                      16,366,982
                                                                                                                  --------------
               HEALTH CARE REITS -- 2.8%
       91,216  LTC Properties, Inc..............................................................................       4,742,320
      439,773  Medical Properties Trust, Inc....................................................................       6,495,447
       65,733  National Health Investors, Inc...................................................................       5,158,726
      219,112  Omega Healthcare Investors, Inc..................................................................       7,767,520
                                                                                                                  --------------
                                                                                                                      24,164,013
                                                                                                                  --------------
               HOTEL & RESORT REITS -- 1.8%
      294,369  Chesapeake Lodging Trust.........................................................................       6,741,050
      113,202  Ryman Hospitality Properties, Inc................................................................       5,451,809
      283,339  Summit Hotel Properties, Inc.....................................................................       3,728,741
                                                                                                                  --------------
                                                                                                                      15,921,600
                                                                                                                  --------------
               MORTGAGE REITS -- 7.0%
      339,604  Blackstone Mortgage Trust, Inc., Class A.........................................................      10,001,338
      821,994  Chimera Investment Corp..........................................................................      13,110,804
    1,547,452  CYS Investments, Inc.............................................................................      13,493,782
    1,632,428  MFA Financial, Inc...............................................................................      12,210,561
    1,490,759  Two Harbors Investment Corp......................................................................      12,716,174
                                                                                                                  --------------
                                                                                                                      61,532,659
                                                                                                                  --------------
               OFFICE REITS -- 0.5%
      209,879  Piedmont Office Realty Trust, Inc................................................................       4,569,066
                                                                                                                  --------------
               RETAIL REITS -- 1.5%
       91,256  Agree Realty Corp................................................................................       4,511,697
      230,082  DDR Corp.........................................................................................       4,010,329
      261,855  Retail Properties of America, Inc................................................................       4,399,164
                                                                                                                  --------------
                                                                                                                      12,921,190
                                                                                                                  --------------
               SPECIALIZED REITS -- 3.5%
      501,175  Corrections Corp. of America.....................................................................       6,951,297
      106,899  DuPont Fabros Technology, Inc....................................................................       4,409,584
       67,553  EPR Properties...................................................................................       5,319,123
       80,659  Lamar Advertising Co., Class A...................................................................       5,267,839
      158,084  Rayonier, Inc....................................................................................       4,195,550
      140,952  Weyerhaeuser Co..................................................................................       4,502,007
                                                                                                                  --------------
                                                                                                                      30,645,400
                                                                                                                  --------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS..............................................................     166,120,910
               (Cost $162,290,226)                                                                                --------------


                        See Notes to Financial Statements                Page 37

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

SEPTEMBER 30, 2016

    SHARES                                                DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
EXCHANGE-TRADED FUNDS -- 19.7%
               CAPITAL MARKETS -- 19.7%
    3,532,556  First Trust Tactical High Yield ETF*.............................................................  $  171,823,524
               (Cost $173,447,546)                                                                                --------------

               TOTAL INVESTMENTS -- 99.5%.......................................................................     869,130,444
               (Cost $864,911,822) (d)
               NET OTHER ASSETS AND LIABILITIES -- 0.5%.........................................................       4,393,474
                                                                                                                  --------------
               NET ASSETS -- 100.0%.............................................................................  $  873,523,918
                                                                                                                  ==============

*  Represents investment in affiliated funds.

(a)   Perpetual maturity.

(b) Floating rate security. The interest rate shown reflects the rate in effect at September 30, 2016.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2016. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d) Aggregate cost for federal income tax purposes is $867,741,104. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $29,876,965 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $28,487,625.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        9/30/2016          PRICES          INPUTS          INPUTS
                                                      --------------   --------------   -------------   -------------
Master Limited Partnerships**......................   $  185,180,491   $  185,180,491   $          --   $          --
$25 Par Preferred Securities**.....................      177,127,754      177,127,754              --              --
Common Stocks**....................................      168,877,765      168,877,765              --              --
Real Estate Investment Trusts**....................      166,120,910      166,120,910              --              --
Exchange-Traded Funds**............................      171,823,524      171,823,524              --              --
                                                      --------------   --------------   -------------   -------------
Total Investments..................................   $  869,130,444   $  869,130,444   $          --   $          --
                                                      ==============   ==============   =============   =============


** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


Page 38                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

    SHARES                                                DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS -- 40.0%
               AIR FREIGHT & LOGISTICS -- 0.4%
       49,100  Singapore Post Ltd. (a)..........................................................................  $       52,691
                                                                                                                  --------------
               AUTO COMPONENTS -- 0.4%
       21,377  Cheng Shin Rubber Industry Co., Ltd. (a).........................................................          45,096
                                                                                                                  --------------
               AUTOMOBILES -- 0.8%
          670  Bayerische Motoren Werke AG (Preference Shares) (a)..............................................          49,449
          781  Daimler AG (a)...................................................................................          55,082
                                                                                                                  --------------
                                                                                                                         104,531
                                                                                                                  --------------
               BANKS -- 7.5%
      128,762  Agricultural Bank of China Ltd., Class H (a).....................................................          55,540
       14,000  Aozora Bank Ltd. (a).............................................................................          48,255
      412,825  Banco de Chile...................................................................................          46,140
    1,016,895  Banco Santander Chile (a)........................................................................          52,510
      111,000  Bank of China Ltd., Class H (a)..................................................................          51,260
       61,000  Bank of Communications Co., Ltd., Class H (a)....................................................          46,918
       14,000  BOC Hong Kong Holdings Ltd. (a)..................................................................          47,634
          597  Canadian Imperial Bank of Commerce...............................................................          46,292
       63,900  China Construction Bank Corp., Class H (a).......................................................          47,991
        1,014  Commonwealth Bank of Australia (a)...............................................................          56,544
        1,522  Danske Bank A.S. (a).............................................................................          44,527
       76,294  Industrial & Commercial Bank of China Ltd., Class H (a)..........................................          48,422
       34,700  Kiatnakin Bank PCL...............................................................................          53,076
        1,945  Komercni Banka A.S. (a)..........................................................................          67,449
        1,289  Laurentian Bank of Canada........................................................................          48,162
       82,926  Mega Financial Holding Co., Ltd. (a).............................................................          58,497
        1,380  National Bank of Canada..........................................................................          48,933
      163,633  SinoPac Financial Holdings Co., Ltd. (a).........................................................          48,443
        2,613  Swedbank AB, Class A (a).........................................................................          61,397
                                                                                                                  --------------
                                                                                                                         977,990
                                                                                                                  --------------
               CAPITAL MARKETS -- 1.2%
        2,577  CI Financial Corp................................................................................          49,440
        9,000  Daiwa Securities Group, Inc. (a).................................................................          50,673
        2,208  IGM Financial, Inc...............................................................................          59,611
                                                                                                                  --------------
                                                                                                                         159,724
                                                                                                                  --------------
               CHEMICALS -- 0.4%
       18,903  Formosa Plastics Corp. (a).......................................................................          47,074
                                                                                                                  --------------
               COMMUNICATIONS EQUIPMENT -- 0.5%
       25,237  Sercomm Corp. (a)................................................................................          60,227
                                                                                                                  --------------
               CONSUMER FINANCE -- 0.4%
          669  Cembra Money Bank AG (a).........................................................................          52,481
                                                                                                                  --------------
               DIVERSIFIED FINANCIAL SERVICES -- 0.8%
        1,869  Bolsas y Mercados Espanoles SHMSF S.A. (a).......................................................          55,554
       35,934  Fubon Financial Holding Co., Ltd. (a)............................................................          53,394
                                                                                                                  --------------
                                                                                                                         108,948
                                                                                                                  --------------
               ELECTRIC UTILITIES -- 8.2%
       74,463  AusNet Services (a)..............................................................................          93,855
        1,568  BKW AG...........................................................................................          75,132
       10,041  CEZ A.S. (a).....................................................................................         179,380
       25,491  Contact Energy Ltd. (a)..........................................................................          93,561
        2,196  Emera, Inc.......................................................................................          79,190
        4,343  Endesa S.A. (a)..................................................................................          93,113
       89,687  Genesis Energy Ltd. (a)..........................................................................         136,540


                        See Notes to Financial Statements                Page 39

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2016

    SHARES                                                DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)
               ELECTRIC UTILITIES (CONTINUED)
        1,942  Korea Electric Power Corp. (a)...................................................................  $       95,131
        7,577  Power Assets Holdings Ltd. (a)...................................................................          74,146
        2,947  Red Electrica Corp., S.A. (a)....................................................................          63,586
       15,900  Terna Rete Elettrica Nazionale S.p.A (a).........................................................          81,957
                                                                                                                  --------------
                                                                                                                       1,065,591
                                                                                                                  --------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.8%
       16,462  Hon Hai Precision Industry Co., Ltd. (a).........................................................          41,660
       52,174  WPG Holdings Ltd. (a)............................................................................          61,900
                                                                                                                  --------------
                                                                                                                         103,560
                                                                                                                  --------------
               GAS UTILITIES -- 2.5%
       42,242  Aygaz A.S. (a)...................................................................................         151,154
        2,664  Enagas S.A. (a)..................................................................................          80,139
       17,432  Snam S.p.A. (a)..................................................................................          96,658
                                                                                                                  --------------
                                                                                                                         327,951
                                                                                                                  --------------
               INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 2.1%
      297,466  AES Gener S.A....................................................................................          97,817
       50,100  Ratchaburi Electricity Generating Holding PCL....................................................          73,379
      167,600  SPCG PCL.........................................................................................          98,190
                                                                                                                  --------------
                                                                                                                         269,386
                                                                                                                  --------------
               INSURANCE -- 2.9%
          386  Allianz SE (a)...................................................................................          57,363
          388  Baloise Holding AG (a)...........................................................................          46,980
          309  Muenchener Rueckversicherungs-Gesellschaft AG, in Muenchen (a)...................................          57,711
        2,129  Power Corp. of Canada............................................................................          45,097
        2,219  Power Financial Corp.............................................................................          51,418
        1,364  Sampo OYJ, Class A (a)...........................................................................          60,599
          675  Swiss Re AG (a)..................................................................................          60,965
                                                                                                                  --------------
                                                                                                                         380,133
                                                                                                                  --------------
               MULTI-UTILITIES -- 4.3%
       67,618  DUET Group (a)...................................................................................         130,185
        8,523  Engie S.A. (a)...................................................................................         132,147
        5,832  National Grid PLC (a)............................................................................          82,365
       32,311  Redes Energeticas Nacionais SGPS S.A. (a)........................................................          94,443
      274,300  YTL Corp. Bhd (a)................................................................................         118,743
                                                                                                                  --------------
                                                                                                                         557,883
                                                                                                                  --------------
               OIL, GAS & CONSUMABLE FUELS -- 0.4%
       15,184  Formosa Petrochemical Corp. (a)..................................................................          45,776
                                                                                                                  --------------
               PROFESSIONAL SERVICES -- 0.5%
       18,231  SAI Global Ltd. (a)..............................................................................          65,127
                                                                                                                  --------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT -- 2.4%
       19,706  Hang Lung Properties Ltd. (a)....................................................................          44,700
      194,500  Land and Houses PCL (a)..........................................................................          50,443
       38,572  New World Development Co., Ltd. (a)..............................................................          50,579
       78,900  Pruksa Real Estate PCL...........................................................................          54,649
    1,125,500  Sansiri PCL......................................................................................          56,519
      318,000  Yuexiu Property Co., Ltd. (a)....................................................................          50,415
                                                                                                                  --------------
                                                                                                                         307,305
                                                                                                                  --------------
               SPECIALTY RETAIL -- 0.4%
       14,930  Automotive Holdings Group Ltd. (a)...............................................................          49,162
                                                                                                                  --------------


Page 40                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2016

    SHARES                                                DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)
               TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.5%
        7,298  ASUSTeK Computer, Inc. (a).......................................................................  $       65,236
                                                                                                                  --------------
               WATER UTILITIES -- 2.6%
      178,299  Aguas Andinas S.A., Class A (a)..................................................................         114,658
       10,674  Pennon Group PLC (a).............................................................................         123,413
      312,800  TTW PCL..........................................................................................          97,496
                                                                                                                  --------------
                                                                                                                         335,567
                                                                                                                  --------------
               TOTAL COMMON STOCKS..............................................................................       5,181,439
               (Cost $5,112,945)                                                                                  --------------

REAL ESTATE INVESTMENT TRUSTS -- 19.7%
               DIVERSIFIED REITS -- 8.2%
       15,037  Artis Real Estate Investment Trust...............................................................         142,238
       20,107  Charter Hall Group (a)...........................................................................          79,059
       12,025  Cominar Real Estate Investment Trust.............................................................         139,869
       49,909  Fibra Uno Administracion S.A. de C.V.............................................................          91,248
        1,005  Fonciere Des Regions (a).........................................................................          93,650
        5,991  H&R Real Estate Investment Trust.................................................................         102,426
      153,600  Mapletree Greater China Commercial Trust (a).....................................................         124,074
       47,328  Mirvac Group (a).................................................................................          81,593
       24,456  Stockland (a)....................................................................................          89,568
       90,600  Suntec Real Estate Investment Trust (a)..........................................................         114,245
                                                                                                                  --------------
                                                                                                                       1,057,970
                                                                                                                  --------------
               INDUSTRIAL REITS -- 3.2%
       63,900  Ascendas Real Estate Investment Trust (a)........................................................         118,310
       32,912  BWP Trust (a)....................................................................................          81,187
       65,300  Mapletree Industrial Trust (a)...................................................................          85,550
      163,400  Mapletree Logistics Trust (a)....................................................................         128,585
                                                                                                                  --------------
                                                                                                                         413,632
                                                                                                                  --------------
               OFFICE REITS -- 2.4%
       93,500  CapitaLand Commercial Trust (a)..................................................................         109,353
      177,518  Cromwell Property Group (a)......................................................................         127,966
       11,179  Dexus Property Group (a).........................................................................          78,572
                                                                                                                  --------------
                                                                                                                         315,891
                                                                                                                  --------------
               RETAIL REITS -- 5.9%
       61,300  CapitaLand Mall Trust (a)........................................................................          97,662
       33,305  Charter Hall Retail REIT (a).....................................................................         108,405
        2,020  Eurocommercial Properties N.V. (a)...............................................................          91,214
        5,020  Mercialys S.A. (a)...............................................................................         120,795
        4,254  RioCan Real Estate Investment Trust..............................................................          88,261
       53,919  Shopping Centres Australasia Property Group (a)..................................................          93,421
        2,896  Smart Real Estate Investment Trust...............................................................          78,032
       37,710  Vicinity Centres (a).............................................................................          91,966
                                                                                                                  --------------
                                                                                                                         769,756
                                                                                                                  --------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS..............................................................       2,557,249
               (Cost $2,514,394)                                                                                  --------------


                        See Notes to Financial Statements                Page 41

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2016

                                                                                      STATED          STATED
    SHARES                                 DESCRIPTION                                 RATE          MATURITY         VALUE
-------------  ------------------------------------------------------------------  -------------  --------------  --------------
$25 PAR PREFERRED SECURITIES -- 13.0%
               BANKS -- 8.8%
        7,798  Bank of Montreal (c)..............................................      4.00%           (b)        $      115,013
        3,397  Bank of Nova Scotia (The) (c).....................................      5.50%           (b)                69,211
        1,225  National Australia Bank Ltd. (c)..................................      5.24%           (b)                92,349
        3,236  National Bank of Canada (c).......................................      5.60%           (b)                66,202
        7,995  Royal Bank of Canada, Series AZ (c)...............................      4.00%           (b)               115,786
        7,856  Royal Bank of Canada, Series BB (c)...............................      3.90%           (b)               113,294
        6,208  Royal Bank of Canada, Series BD (c)...............................      3.60%           (b)                96,862
        3,873  Royal Bank of Canada, Series BK (c)...............................      5.50%           (b)                79,264
        7,771  Toronto-Dominion Bank (The) (c)...................................      3.90%           (b)               111,594
        7,744  Toronto-Dominion Bank (The) (c)...................................      3.80%           (b)               109,553
        7,683  Toronto-Dominion Bank (The) (c)...................................      3.75%           (b)               108,690
        3,029  Toronto-Dominion Bank (The) (c)...................................      5.50%           (b)                62,106
                                                                                                                  --------------
                                                                                                                       1,139,924
                                                                                                                  --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
       15,764  BCE, Inc. (c).....................................................      4.15%           (b)               171,104
                                                                                                                  --------------
               ELECTRIC UTILITIES -- 0.9%
        7,388  Fortis, Inc. (c)..................................................      4.10%           (b)               111,894
                                                                                                                  --------------
               OIL, GAS & CONSUMABLE FUELS -- 2.0%
       11,568  Enbridge, Inc. (c)................................................      4.00%           (b)               139,051
        8,912  TransCanada Corp. (c).............................................      4.00%           (b)               122,069
                                                                                                                  --------------
                                                                                                                         261,120
                                                                                                                  --------------
               TOTAL $25 PAR PREFERRED SECURITIES...............................................................       1,684,042
               (Cost $1,751,308)                                                                                  --------------

$100 PAR PREFERRED SECURITIES -- 4.8%
               BANKS -- 4.8%
        1,250  Australia & New Zealand Banking Group Ltd., Series CAP2 (d).......      5.21%           (b)                90,981
        1,107  Australia & New Zealand Banking Group Ltd., Series CPS2 (a) (d)...      4.84%           (b)                84,739
        1,077  Australia & New Zealand Banking Group Ltd., Series CPS3 (d).......      5.03%           (b)                82,799
        1,218  Commonwealth Bank of Australia, Series VI (d).....................      5.54%           (b)                94,292
        1,274  Commonwealth Bank of Australia, Series VII (d)....................      4.54%           (b)                88,028
        1,148  National Australia Bank Ltd., Series CPS (d)......................      4.94%           (b)                86,983
        1,209  National Australia Bank Ltd., Series CPS2 (a) (d).................      4.98%           (b)                89,098
                                                                                                                  --------------
               TOTAL $100 PAR PREFERRED SECURITIES..............................................................         616,920
               (Cost $593,788)                                                                                    --------------

OTHER PREFERRED SECURITIES -- 2.1%
               BANKS -- 2.1%
       69,946  Lloyds Banking Group PLC..........................................      9.25%           (b)               138,892
        1,917  National Westminster Bank PLC, Series A...........................      9.00%           (b)                 3,553
       69,445  National Westminster Bank PLC, Series A...........................      9.00%           (b)               128,716
                                                                                                                  --------------
               TOTAL OTHER PREFERRED SECURITIES.................................................................         271,161
               (Cost $281,541)                                                                                    --------------


Page 42                 See Notes to Financial Statements

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2016

    SHARES                                                DESCRIPTION                                                 VALUE
-------------  -------------------------------------------------------------------------------------------------  --------------
EXCHANGE-TRADED FUNDS -- 20.3%
               CAPITAL MARKETS -- 20.3%
      138,017  VanEck Vectors J.P. Morgan EM Local Currency Bond ETF............................................  $    2,633,364
               (Cost $2,525,292)                                                                                  --------------

               TOTAL INVESTMENTS -- 99.9%.......................................................................      12,944,175
               (Cost $12,779,268) (e)
               NET OTHER ASSETS AND LIABILITIES -- 0.1%.........................................................          17,562
                                                                                                                  --------------
               NET ASSETS -- 100.0%.............................................................................  $   12,961,737
                                                                                                                  ==============

(a) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At September 30, 2016, securities noted as such are valued at $6,189,910 or 47.8% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(b)   Perpetual maturity.

(c) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at September 30, 2016. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d) Floating rate security. The interest rate shown reflects the rate in effect at September 30, 2016.

(e) Aggregate cost for federal income tax purposes is $12,930,882. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $375,887 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $362,594.

For a breakdown of the portfolio securities by country of incorporation, please see the Fund Performance Overview.


                        See Notes to Financial Statements                Page 43

INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)

SEPTEMBER 30, 2016

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        9/30/2016          PRICES          INPUTS          INPUTS
                                                      --------------   --------------   -------------   -------------
Common Stocks:
   Air Freight & Logistics..........................  $       52,691   $           --   $      52,691   $          --
   Auto Components..................................          45,096               --          45,096              --
   Automobiles......................................         104,531               --         104,531              --
   Banks............................................         977,990          242,603         735,387              --
   Capital Markets..................................         159,724          109,051          50,673              --
   Chemicals........................................          47,074               --          47,074              --
   Communications Equipment.........................          60,227               --          60,227              --
   Consumer Finance.................................          52,481               --          52,481              --
   Diversified Financial Services...................         108,948               --         108,948              --
   Electric Utilities...............................       1,065,591          154,322         911,269              --
   Electronic Equipment, Instruments & Components...         103,560               --         103,560              --
   Gas Utilities....................................         327,951               --         327,951              --
   Independent Power and Renewable Electricity
      Producers.....................................         269,386          269,386              --              --
   Insurance........................................         380,133           96,515         283,618              --
   Multi-Utilities..................................         557,883               --         557,883              --
   Oil, Gas & Consumable Fuels......................          45,776               --          45,776              --
   Professional Services............................          65,127               --          65,127              --
   Real Estate Management & Development.............         307,305          111,168         196,137              --
   Specialty Retail.................................          49,162               --          49,162              --
   Technology Hardware, Storage & Peripherals.......          65,236               --          65,236              --
   Water Utilities..................................         335,567           97,496         238,071              --
                                                      --------------   --------------   -------------   -------------
   Total Common Stocks..............................       5,181,439        1,080,541       4,100,898              --
                                                      --------------   --------------   -------------   -------------
Real Estate Investment Trusts:
   Diversified REITs................................       1,057,970          475,781         582,189              --
   Industrial REITs.................................         413,632               --         413,632              --
   Office REITs.....................................         315,891               --         315,891              --
   Retail REITs.....................................         769,756          166,293         603,463              --
                                                      --------------   --------------   -------------   -------------
   Total Real Estate Investment Trusts..............       2,557,249          642,074       1,915,175              --
                                                      --------------   --------------   -------------   -------------
$25 Par Preferred Securities*.......................       1,684,042        1,684,042              --              --
$100 Par Preferred Securities*......................         616,920          443,083         173,837              --
Other Preferred Securities*.........................         271,161          271,161              --              --
Exchange-Traded Funds*..............................       2,633,364        2,633,364              --              --
                                                      --------------   --------------   -------------   -------------
Total Investments...................................  $   12,944,175   $    6,754,265   $   6,189,910   $          --
                                                      ==============   ==============   =============   =============


* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of September 30, 2016, the Fund transferred investments valued at $222,799 from Level 1 to Level 2 and investments valued at $102,579 from Level 2 to Level 1 of the fair value hierarchy. The investments that transferred from Level 1 to Level 2 did so as a result of being fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2016, exceeding a certain threshold. Previously these securities were valued based on quoted prices. The investments that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices at September 30, 2016. Previously, these investments were fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the NYSE close on September 30, 2015, exceeding a certain threshold.


Page 44                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME ETF (FTHI)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 96.8%
               AEROSPACE & DEFENSE -- 3.8%
        1,182  Boeing (The) Co.                     $    155,717
          703  DigitalGlobe, Inc. (a)                     19,332
          505  Huntington Ingalls Industries,
                  Inc. (b)                                77,477
          459  Spirit AeroSystems Holdings,
                  Inc., Class A (a)                       20,444
                                                    ------------
                                                         272,970
                                                    ------------
               AIR FREIGHT & LOGISTICS -- 2.3%
        1,504  United Parcel Service, Inc.,
                  Class B (b)                            164,477
                                                    ------------
               AIRLINES -- 3.6%
          370  Allegiant Travel Co.                       48,866
        2,125  Hawaiian Holdings, Inc. (a)               103,275
        5,168  JetBlue Airways Corp. (a)                  89,096
          351  Spirit Airlines, Inc. (a)                  14,928
                                                    ------------
                                                         256,165
                                                    ------------
               AUTO COMPONENTS -- 2.9%
        1,268  Gentex Corp.                               22,266
        1,341  Lear Corp. (b)                            162,556
          361  Visteon Corp.                              25,869
                                                    ------------
                                                         210,691
                                                    ------------
               AUTOMOBILES -- 3.8%
       15,676  Ford Motor Co.                            189,209
          962  Thor Industries, Inc.                      81,482
                                                    ------------
                                                         270,691
                                                    ------------
               BIOTECHNOLOGY -- 4.8%
          652  Amgen, Inc. (b)                           108,760
        2,379  Gilead Sciences, Inc. (b)                 188,227
          417  United Therapeutics Corp. (a)              49,239
                                                    ------------
                                                         346,226
                                                    ------------
               CAPITAL MARKETS -- 1.1%
        1,831  Thomson Reuters Corp.                      75,767
                                                    ------------
               CHEMICALS -- 3.2%
        1,794  Dow Chemical (The) Co. (b)                 92,983
          198  Stepan Co.                                 14,387
        1,643  Trinseo S.A.                               92,928
          539  Westlake Chemical Corp.                    28,836
                                                    ------------
                                                         229,134
                                                    ------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 2.5%
          376  Brink's (The) Co.                          13,942
          771  Deluxe Corp.                               51,518
          463  Herman Miller, Inc.                        13,242
          776  UniFirst Corp.                            102,323
                                                    ------------
                                                         181,025
                                                    ------------
               COMMUNICATIONS EQUIPMENT
                  -- 3.0%
        6,252  Cisco Systems, Inc. (b)                   198,313
          203  InterDigital, Inc.                         16,078
                                                    ------------
                                                         214,391
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               CONSTRUCTION & ENGINEERING
                  -- 0.6%
          717  EMCOR Group, Inc.                    $     42,748
                                                    ------------
               CONTAINERS & PACKAGING -- 2.4%
        1,935  Packaging Corp. of America                157,238
          284  Sonoco Products Co.                        15,004
                                                    ------------
                                                         172,242
                                                    ------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 2.7%
        3,677  Verizon Communications, Inc. (b)          191,130
                                                    ------------
               ELECTRIC UTILITIES -- 2.7%
        1,991  Duke Energy Corp. (b)                     159,360
          270  NextEra Energy, Inc.                       33,026
                                                    ------------
                                                         192,386
                                                    ------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 0.2%
          193  Tech Data Corp. (a)                        16,349
                                                    ------------
               ENERGY EQUIPMENT & SERVICES
                  -- 4.0%
          370  Dril-Quip, Inc. (a)                        20,624
       18,789  Noble Corp. PLC                           119,122
        2,236  Oceaneering International, Inc.            61,513
        5,757  Rowan Cos., PLC, Class A                   87,276
                                                    ------------
                                                         288,535
                                                    ------------
               FOOD & STAPLES RETAILING -- 3.5%
          516  Casey's General Stores, Inc.               61,997
        2,674  Wal-Mart Stores, Inc. (b)                 192,849
                                                    ------------
                                                         254,846
                                                    ------------
               FOOD PRODUCTS -- 3.8%
        3,051  Dean Foods Co.                             50,036
        1,194  Mondelez International, Inc.,
                  Class A                                 52,417
          804  Pilgrim's Pride Corp.                      16,980
          175  Post Holdings, Inc. (a)                    13,505
        1,460  Sanderson Farms, Inc.                     140,642
                                                    ------------
                                                         273,580
                                                    ------------
               HEALTH CARE PROVIDERS & SERVICES
                  -- 5.4%
          475  Amsurg Corp. (a)                           31,849
          685  Express Scripts Holding
                  Co. (a) (b)                             48,313
        1,205  Molina Healthcare, Inc. (a)                70,275
          737  Surgical Care Affiliates, Inc. (a)         35,936
          917  UnitedHealth Group, Inc. (b)              128,380
          665  WellCare Health Plans, Inc. (a)            77,865
                                                    ------------
                                                         392,618
                                                    ------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 1.1%
        1,043  Brinker International, Inc.                52,598
           90  Cracker Barrel Old Country
                  Store, Inc.                             11,900


                        See Notes to Financial Statements                Page 45

FIRST TRUST HIGH INCOME ETF (FTHI)

SEPTEMBER 30, 2016

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
               HOTELS, RESTAURANTS & LEISURE
                  (CONTINUED)
          338  Dave & Buster's Entertainment,
                  Inc. (a)                          $     13,243
                                                    ------------
                                                          77,741
                                                    ------------
               HOUSEHOLD DURABLES -- 1.7%
           35  NVR, Inc. (a)                              57,396
          987  Tupperware Brands Corp.                    64,520
                                                    ------------
                                                         121,916
                                                    ------------
               INTERNET SOFTWARE & SERVICES
                  -- 0.5%
           18  Alphabet, Inc., Class A (a)                14,473
           31  Alphabet, Inc., Class C (a)                24,096
                                                    ------------
                                                          38,569
                                                    ------------
               IT SERVICES -- 1.6%
          370  Cardtronics PLC, Class A (a)               16,502
        1,901  Convergys Corp.                            57,829
        2,977  Travelport Worldwide Ltd.                  44,744
                                                    ------------
                                                         119,075
                                                    ------------
               LEISURE PRODUCTS -- 0.3%
          156  Polaris Industries, Inc.                   12,081
          487  Smith & Wesson Holding
                  Corp. (a)                               12,949
                                                    ------------
                                                          25,030
                                                    ------------
               MACHINERY -- 1.4%
        1,181  Crane Co.                                  74,415
        1,209  Trinity Industries, Inc.                   29,233
                                                    ------------
                                                         103,648
                                                    ------------
               MEDIA -- 4.3%
          609  Cinemark Holdings, Inc.                    23,312
        2,949  Comcast Corp., Class A                    195,637
        3,326  New York Times (The) Co.                   39,746
          703  Time Warner, Inc.                          55,966
                                                    ------------
                                                         314,661
                                                    ------------
               METALS & MINING -- 2.0%
        1,226  Commercial Metals Co.                      19,849
          617  Kaiser Aluminum Corp.                      53,365
          943  Reliance Steel & Aluminum Co.              67,924
                                                    ------------
                                                         141,138
                                                    ------------
               MULTI-UTILITIES -- 1.0%
        1,645  Avista Corp.                               68,745
                                                    ------------
               MULTILINE RETAIL -- 1.3%
        1,136  Big Lots, Inc.                             54,244
          598  Dillard's, Inc., Class A                   37,680
                                                    ------------
                                                          91,924
                                                    ------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 0.8%
        3,958  CVR Energy, Inc.                           54,502
                                                    ------------
               PERSONAL PRODUCTS -- 0.2%
          278  Nu Skin Enterprises, Inc., Class A         18,009
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               PHARMACEUTICALS -- 4.6%
          984  Johnson & Johnson (b)                $    116,240
        2,107  Merck & Co., Inc. (b)                     131,498
        2,379  Pfizer, Inc. (b)                           80,577
                                                    ------------
                                                         328,315
                                                    ------------
               PROFESSIONAL SERVICES -- 0.2%
          198  ManpowerGroup, Inc.                        14,308
                                                    ------------
               ROAD & RAIL -- 3.0%
          208  AMERCO                                     67,440
        1,544  Union Pacific Corp.                       150,586
                                                    ------------
                                                         218,026
                                                    ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 7.5%
        5,392  Intel Corp. (b)                           203,548
        2,269  QUALCOMM, Inc. (b)                        155,426
        2,268  Tessera Technologies, Inc.                 87,182
        1,300  Texas Instruments, Inc. (b)                91,234
                                                    ------------
                                                         537,390
                                                    ------------
               SOFTWARE -- 1.1%
        2,104  Oracle Corp.                               82,645
                                                    ------------
               SPECIALTY RETAIL -- 2.6%
        1,110  Children's Place (The), Inc.               88,656
          418  Home Depot (The), Inc. (b)                 53,788
          295  Lowe's Cos., Inc.                          21,302
          937  Michaels (The) Cos., Inc. (a)              22,647
                                                    ------------
                                                         186,393
                                                    ------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 3.3%
        2,097  Apple, Inc. (b)                           237,066
                                                    ------------
               TOBACCO -- 0.8%
        2,647  Vector Group Ltd.                          56,990
                                                    ------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 1.2%
        5,283  Sprint Corp. (a)                           35,026
        1,397  United States Cellular Corp. (a)           50,767
                                                    ------------
                                                          85,793
                                                    ------------
               TOTAL COMMON STOCKS                     6,967,855
               (Cost $6,600,511)                    ------------

REAL ESTATE INVESTMENT TRUSTS -- 0.8%
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 0.2%
          458  Hospitality Properties Trust               13,612
                                                    ------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS -- 0.6%
        2,225  AGNC Investment Corp.                      43,476
                                                    ------------
               TOTAL REAL ESTATE INVESTMENT
                  TRUSTS                                  57,088
               (Cost $56,272)                       ------------

               TOTAL INVESTMENTS -- 97.6%              7,024,943
               (Cost $6,656,783) (c)                ------------


Page 46                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME ETF (FTHI)

SEPTEMBER 30, 2016

NUMBER OF
CONTRACTS      DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
OPTIONS WRITTEN -- (0.6%)
               S&P 500 Index Calls
            7  @ $2,200.00 due October 2016         $     (4,270)
            3  @  2,175.00 due November 2016             (10,560)
            4  @  2,225.00 due November 2016              (3,660)
            2  @  2,150.00 due December 2016             (12,440)
            2  @  2,175.00 due December 2016              (8,600)
                                                    ------------
               TOTAL OPTIONS WRITTEN                     (39,530)
               (Premiums received $61,345)          ------------

               NET OTHER ASSETS AND
                  LIABILITIES -- 3.0%                    213,018
                                                    ------------
               NET ASSETS -- 100.0%                 $  7,198,431
                                                    ============

(a)   Non-income producing security.

(b) All or a portion of this security is pledged to cover index options written.

(c) Aggregate cost for federal income tax purposes is $6,718,564. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $529,930 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $223,551.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           9/30/2016       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Common Stocks*            $6,967,855    $6,967,855    $        --  $         --
Real Estate
   Investment Trusts*         57,088        57,088             --            --
                          -----------------------------------------------------
Total Investments         $7,024,943    $7,024,943    $        --  $         --
                          =====================================================

                               LIABILITIES TABLE

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           9/30/2016       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Options Written           $  (39,530)   $  (39,530)   $        --  $         --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


                        See Notes to Financial Statements                Page 47

FIRST TRUST LOW BETA INCOME ETF (FTLB)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 96.0%
               AEROSPACE & DEFENSE -- 3.8%
          664  Boeing (The) Co.                     $     87,476
          394  DigitalGlobe, Inc. (a)                     10,835
          283  Huntington Ingalls Industries,
                  Inc. (b)                                43,418
          258  Spirit AeroSystems Holdings,
                  Inc., Class A (a)                       11,491
                                                    ------------
                                                         153,220
                                                    ------------
               AIR FREIGHT & LOGISTICS -- 2.3%
          845  United Parcel Service, Inc.,
                  Class B (b)                             92,409
                                                    ------------
               AIRLINES -- 3.5%
          208  Allegiant Travel Co.                       27,471
        1,192  Hawaiian Holdings, Inc. (a)                57,931
        2,901  JetBlue Airways Corp. (a)                  50,013
          198  Spirit Airlines, Inc. (a)                   8,421
                                                    ------------
                                                         143,836
                                                    ------------
               AUTO COMPONENTS -- 2.9%
          713  Gentex Corp.                               12,520
          754  Lear Corp. (b)                             91,400
          203  Visteon Corp.                              14,547
                                                    ------------
                                                         118,467
                                                    ------------
               AUTOMOBILES -- 3.7%
        8,800  Ford Motor Co.                            106,216
          540  Thor Industries, Inc.                      45,738
                                                    ------------
                                                         151,954
                                                    ------------
               BIOTECHNOLOGY -- 4.8%
          366  Amgen, Inc. (b)                            61,052
        1,335  Gilead Sciences, Inc. (b)                 105,625
          234  United Therapeutics Corp. (a)              27,631
                                                    ------------
                                                         194,308
                                                    ------------
               CAPITAL MARKETS -- 1.0%
        1,028  Thomson Reuters Corp.                      42,538
                                                    ------------
               CHEMICALS -- 3.2%
        1,006  Dow Chemical (The) Co. (b)                 52,141
          111  Stepan Co.                                  8,065
          924  Trinseo S.A.                               52,261
          303  Westlake Chemical Corp.                    16,211
                                                    ------------
                                                         128,678
                                                    ------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 2.5%
          211  Brink's (The) Co.                           7,824
          433  Deluxe Corp.                               28,933
          260  Herman Miller, Inc.                         7,436
          436  UniFirst Corp.                             57,491
                                                    ------------
                                                         101,684
                                                    ------------
               COMMUNICATIONS EQUIPMENT
                  -- 3.0%
        3,510  Cisco Systems, Inc. (b)                   111,337
          114  InterDigital, Inc.                          9,029
                                                    ------------
                                                         120,366
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               CONSTRUCTION & ENGINEERING
                  -- 0.6%
          402  EMCOR Group, Inc.                    $     23,967
                                                    ------------
               CONTAINERS & PACKAGING -- 2.4%
        1,086  Packaging Corp. of America                 88,248
          159  Sonoco Products Co.                         8,400

                                                    ------------
                                                          96,648
                                                    ------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 2.6%
        2,064  Verizon Communications, Inc. (b)          107,287
                                                    ------------
               ELECTRIC UTILITIES -- 2.6%
        1,118  Duke Energy Corp. (b)                      89,485
          151  NextEra Energy, Inc.                       18,470
                                                    ------------
                                                         107,955
                                                    ------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 0.2%
          109  Tech Data Corp. (a)                         9,233
                                                    ------------
               ENERGY EQUIPMENT & SERVICES
                  -- 4.0%
          208  Dril-Quip, Inc. (a)                        11,594
       10,582  Noble Corp. PLC                            67,090
        1,255  Oceaneering International, Inc.            34,525
        3,233  Rowan Cos., PLC, Class A                   49,012
                                                    ------------
                                                         162,221
                                                    ------------
               FOOD & STAPLES RETAILING -- 3.5%
          290  Casey's General Stores, Inc.               34,844
        1,502  Wal-Mart Stores, Inc. (b)                 108,324
                                                    ------------
                                                         143,168
                                                    ------------
               FOOD PRODUCTS -- 3.8%
        1,713  Dean Foods Co.                             28,093
          670  Mondelez International, Inc.,
                  Class A                                 29,413
          452  Pilgrim's Pride Corp.                       9,546
           98  Post Holdings, Inc. (a)                     7,563
          820  Sanderson Farms, Inc.                      78,991
                                                    ------------
                                                         153,606
                                                    ------------
               HEALTH CARE PROVIDERS & SERVICES
                  -- 5.4%
          267  Amsurg Corp. (a)                           17,902
          385  Express Scripts Holding Co. (a)            27,154
          678  Molina Healthcare, Inc. (a)                39,541
          414  Surgical Care Affiliates, Inc. (a)         20,187
          515  UnitedHealth Group, Inc. (b)               72,100
          374  WellCare Health Plans, Inc. (a)            43,792
                                                    ------------
                                                         220,676
                                                    ------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 1.1%
          586  Brinker International, Inc.                29,552
           50  Cracker Barrel Old Country
                  Store, Inc.                              6,611
          190  Dave & Buster's Entertainment,
                  Inc. (a)                                 7,444
                                                    ------------
                                                          43,607
                                                    ------------


Page 48                 See Notes to Financial Statements

FIRST TRUST LOW BETA INCOME ETF (FTLB)

SEPTEMBER 30, 2016

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS (CONTINUED)
               HOUSEHOLD DURABLES -- 1.7%
           19  NVR, Inc. (a)                        $     31,158
          554  Tupperware Brands Corp.                    36,215
                                                    ------------
                                                          67,373
                                                    ------------
               INTERNET SOFTWARE & SERVICES
                  -- 0.5%
           10  Alphabet, Inc., Class A (a) (b)             8,041
           18  Alphabet, Inc., Class C (a)                13,991
                                                    ------------
                                                          22,032
                                                    ------------
               IT SERVICES -- 1.6%
          208  Cardtronics PLC, Class A (a)                9,277
        1,067  Convergys Corp.                            32,458
        1,672  Travelport Worldwide Ltd.                  25,130
                                                    ------------
                                                          66,865
                                                    ------------
               LEISURE PRODUCTS -- 0.3%
           88  Polaris Industries, Inc.                    6,815
          274  Smith & Wesson Holding
                  Corp. (a)                                7,285
                                                    ------------
                                                          14,100
                                                    ------------
               MACHINERY -- 1.4%
          663  Crane Co.                                  41,776
          680  Trinity Industries, Inc.                   16,442
                                                    ------------
                                                          58,218
                                                    ------------
               MEDIA -- 4.3%
          342  Cinemark Holdings, Inc.                    13,092
        1,655  Comcast Corp., Class A                    109,793
        1,867  New York Times (The) Co.                   22,311
          394  Time Warner, Inc.                          31,366
                                                    ------------
                                                         176,562
                                                    ------------
               METALS & MINING -- 1.9%
          690  Commercial Metals Co.                      11,171
          346  Kaiser Aluminum Corp.                      29,926
          530  Reliance Steel & Aluminum Co.              38,176
                                                    ------------
                                                          79,273
                                                    ------------
               MULTI-UTILITIES -- 1.0%
          924  Avista Corp.                               38,614
                                                    ------------
               MULTILINE RETAIL -- 1.3%
          639  Big Lots, Inc.                             30,512
          338  Dillard's, Inc., Class A                   21,298
                                                    ------------
                                                          51,810
                                                    ------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 0.8%
        2,228  CVR Energy, Inc.                           30,680
                                                    ------------
               PERSONAL PRODUCTS -- 0.2%
          156  Nu Skin Enterprises, Inc., Class A         10,106
                                                    ------------
               PHARMACEUTICALS -- 4.5%
          553  Johnson & Johnson (b)                      65,326
        1,182  Merck & Co., Inc. (b)                      73,769
        1,335  Pfizer, Inc. (b)                           45,216
                                                    ------------
                                                         184,311
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               PROFESSIONAL SERVICES -- 0.2%
          111  ManpowerGroup, Inc.                  $      8,021
                                                    ------------
               ROAD & RAIL -- 3.0%
          117  AMERCO                                     37,935
          867  Union Pacific Corp.                        84,558
                                                    ------------
                                                         122,493
                                                    ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 7.4%
        3,030  Intel Corp. (b)                           114,382
        1,274  QUALCOMM, Inc. (b)                         87,269
        1,274  Tessera Technologies, Inc.                 48,973
          730  Texas Instruments, Inc. (b)                51,231
                                                    ------------
                                                         301,855
                                                    ------------
               SOFTWARE -- 1.1%
        1,182  Oracle Corp.                               46,429
                                                    ------------
               SPECIALTY RETAIL -- 2.6%
          623  Children's Place (The), Inc.               49,759
          234  Home Depot (The), Inc. (b)                 30,111
          166  Lowe's Cos., Inc.                          11,987
          526  Michaels (The) Cos., Inc. (a)              12,713
                                                    ------------
                                                         104,570
                                                    ------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 3.3%
        1,178  Apple, Inc. (b)                           133,173
                                                    ------------
               TOBACCO -- 0.8%
        1,486  Vector Group Ltd.                          31,994
                                                    ------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 1.2%
        2,966  Sprint Corp. (a)                           19,664
          782  United States Cellular Corp. (a)           28,418
                                                    ------------
                                                          48,082
                                                    ------------
               TOTAL COMMON STOCKS                     3,912,389
               (Cost $3,734,445)                    ------------

REAL ESTATE INVESTMENT TRUSTS -- 0.8%
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 0.2%
          258  Hospitality Properties Trust                7,667
                                                    ------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS -- 0.6%
        1,250  AGNC Investment Corp.                      24,425
                                                    ------------
               TOTAL REAL ESTATE INVESTMENT
                  TRUSTS                                  32,092
               (Cost $31,431)                       ------------


                        See Notes to Financial Statements                Page 49

FIRST TRUST LOW BETA INCOME ETF (FTLB)

SEPTEMBER 30, 2016

NUMBER OF
CONTRACTS      DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
OPTIONS PURCHASED -- 0.4%
               S&P 500 Index Puts
            5  @ $1,900.00 due December 2016        $      4,470
            4  @  1,900.00 due March 2017                 11,640
                                                    ------------
               TOTAL PUT OPTIONS PURCHASED                16,110
               (Cost $44,207)                       ------------

               TOTAL INVESTMENTS -- 97.2%              3,960,591
               (Cost $3,810,083) (c)                ------------

OPTIONS WRITTEN -- (0.8%)
               S&P 500 Index Calls
            3  @  2,200.00 due October 2016               (1,830)
            2  @  2,175.00 due November 2016              (7,040)
            2  @  2,225.00 due November 2016              (1,830)
            2  @  2,150.00 due December 2016             (12,440)
            1  @  2,175.00 due December 2016              (4,300)
                                                    ------------
                                                         (27,440)
                                                    ------------
               S&P 500 Index Puts
            1  @  1,900.00 due December 2016                (894)
            1  @  1,900.00 due March 2017                 (2,910)
                                                    ------------
                                                          (3,804)
                                                    ------------
               TOTAL OPTIONS WRITTEN                     (31,244)
               (Premiums received $40,344)          ------------

               NET OTHER ASSETS AND
                  LIABILITIES -- 3.6%                    147,691
                                                    ------------
               NET ASSETS -- 100.0%                 $  4,077,038
                                                    ============

(a)   Non-income producing security.

(b) All or a portion of this security is pledged to cover index options written.

(c) Aggregate cost for federal income tax purposes is $3,828,984. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $292,800 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $161,193.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           9/30/2016       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Common Stocks*            $3,912,389    $3,912,389    $        --  $         --
Real Estate
   Investment Trusts*         32,092        32,092             --            --
Options Purchased             16,110        16,110             --            --
                          -----------------------------------------------------
Total Investments         $3,960,591    $3,960,591    $        --  $         --
                          =====================================================

                               LIABILITIES TABLE

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           9/30/2016       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Options Written           $  (31,244)   $  (31,244)   $        --  $         --
                          =====================================================

* See Portfolio of Investments for industry breakout

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


Page 50                 See Notes to Financial Statements

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 7.9%
        4,285  Boeing (The) Co.                     $    564,506
        3,601  General Dynamics Corp.                    558,731
        3,443  Huntington Ingalls Industries, Inc.       528,225
        3,969  Raytheon Co.                              540,300
                                                    ------------
                                                       2,191,762
                                                    ------------
               AIRLINES -- 4.1%
        8,252  Alaska Air Group, Inc.                    543,477
       14,843  Southwest Airlines Co.                    577,244
                                                    ------------
                                                       1,120,721
                                                    ------------
               BANKS -- 7.9%
       35,007  Bank of America Corp.                     547,859
        8,264  JPMorgan Chase & Co.                      550,300
        6,084  PNC Financial Services Group,
                  Inc.                                   548,108
       11,980  Wells Fargo & Co.                         530,474
                                                    ------------
                                                       2,176,741
                                                    ------------
               BIOTECHNOLOGY -- 3.9%
        3,149  Amgen, Inc.                               525,285
        6,921  Gilead Sciences, Inc.                     547,589
                                                    ------------
                                                       1,072,874
                                                    ------------
               CAPITAL MARKETS -- 6.0%
        5,512  Ameriprise Financial, Inc.                549,933
       17,268  Morgan Stanley                            553,612
        7,840  State Street Corp.                        545,899
                                                    ------------
                                                       1,649,444
                                                    ------------
               CHEMICALS -- 2.1%
       10,859  Westlake Chemical Corp.                   580,956
                                                    ------------
               COMMUNICATIONS EQUIPMENT
                  -- 8.1%
       60,492  Brocade Communications
                  Systems, Inc.                          558,341
       17,626  Cisco Systems, Inc.                       559,097
       24,216  Juniper Networks, Inc.                    582,637
        7,204  Motorola Solutions, Inc.                  549,521
                                                    ------------
                                                       2,249,596
                                                    ------------
               ELECTRICAL EQUIPMENT -- 2.1%
        4,784  Rockwell Automation, Inc.                 585,275
                                                    ------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 2.1%
        8,861  TE Connectivity, Ltd.                     570,471
                                                    ------------
               FOOD PRODUCTS -- 2.0%
       12,980  Archer-Daniels-Midland Co.                547,367
                                                    ------------
               HEALTH CARE PROVIDERS & SERVICES
                  -- 3.9%
        4,736  Aetna, Inc.                               546,771
        4,341  Anthem, Inc.                              543,971
                                                    ------------
                                                       1,090,742
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               INSURANCE -- 16.1%
        4,347  Chubb Ltd.                           $    546,201
        2,876  Everest Re Group, Ltd.                    546,354
       13,014  Hartford Financial Services (The)
                  Group, Inc.                            557,259
       11,752  Lincoln National Corp.                    552,109
       12,446  MetLife, Inc.                             552,976
       11,324  Principal Financial Group, Inc.           583,299
        6,863  Prudential Financial, Inc.                560,364
        4,742  Travelers Cos., Inc.                      543,196
                                                    ------------
                                                       4,441,758
                                                    ------------
               IT SERVICES -- 4.3%
        4,948  Accenture PLC, Class A                    604,497
       11,242  Computer Sciences Corp.                   586,945
                                                    ------------
                                                       1,191,442
                                                    ------------
               MEDIA -- 2.0%
        6,496  Omnicom Group, Inc.                       552,160
                                                    ------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 1.8%
        9,550  Valero Energy Corp.                       506,150
                                                    ------------
               PHARMACEUTICALS -- 2.0%
        4,598  Johnson & Johnson                         543,162
                                                    ------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 9.9%
       18,077  Applied Materials, Inc.                   545,021
       14,557  Intel Corp.                               549,527
        5,852  LAM Research Corp.                        554,243
        7,177  Skyworks Solutions, Inc.                  546,457
        7,878  Texas Instruments, Inc.                   552,878
                                                    ------------
                                                       2,748,126
                                                    ------------
               SPECIALTY RETAIL -- 7.8%
       14,368  Best Buy Co., Inc.                        548,570
       20,194  GameStop Corp., Class A                   557,152
       23,298  Gap (The), Inc.                           518,148
        7,282  TJX (The) Cos., Inc.                      544,548
                                                    ------------
                                                       2,168,418
                                                    ------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 4.0%
        4,740  Apple, Inc.                               535,857
       37,346  HP, Inc.                                  579,983
                                                    ------------
                                                       1,115,840
                                                    ------------
               TEXTILES, APPAREL & LUXURY GOODS
                  -- 2.0%
        9,687  VF Corp.                                  542,956
                                                    ------------
               TOTAL INVESTMENTS -- 100.0%          $ 27,645,961
               (Cost $27,192,509) (a)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.0%                        163
                                                    ------------
               NET ASSETS -- 100.0%                 $ 27,646,124
                                                    ============


                        See Notes to Financial Statements                Page 51

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

SEPTEMBER 30, 2016


(a) Aggregate cost for federal income tax purposes is $27,339,917. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,584,948 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,278,904.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           9/30/2016       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Common Stocks*            $27,645,961   $27,645,961   $        --  $         --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


Page 52                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES         DESCRIPTION                              VALUE
-------------  -----------------------------------  --------------
EXCHANGE-TRADED FUNDS -- 99.7%
               CAPITAL MARKETS* -- 99.7%
   16,498,851  First Trust Consumer
                  Discretionary AlphaDEX(R)
                  Fund                              $  581,584,498
   12,511,664  First Trust Consumer Staples
                  AlphaDEX(R) Fund                     580,916,560
    8,479,711  First Trust Dow Jones Internet
                  Index Fund (a)                       691,605,229
   39,461,135  First Trust Energy AlphaDEX(R)
                  Fund                                 608,490,702
   22,551,407  First Trust Utilities AlphaDEX(R)
                  Fund                                 584,757,983
                                                    --------------
               TOTAL INVESTMENTS -- 99.7%            3,047,354,972
               (Cost $2,845,802,489) (b)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.3%                    8,110,190
                                                    --------------
               NET ASSETS -- 100.0%                 $3,055,465,162
                                                    ==============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $2,847,982,386. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $220,410,473 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $21,037,887.

* Represents investments in affiliated funds.


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                          TOTAL          LEVEL 1      SIGNIFICANT  SIGNIFICANT
                         VALUE AT         QUOTED      OBSERVABLE   UNOBSERVABLE
                        9/30/2016         PRICES        INPUTS        INPUTS
                      ---------------------------------------------------------
Exchange-Traded
   Funds**            $3,047,354,972  $3,047,354,972  $        --  $         --
                      =========================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


                        See Notes to Financial Statements                Page 53

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 100.0%
               BANKS -- 5.0%
        2,922  1st Source Corp.                     $    104,301
        7,429  F.N.B. Corp.                               91,377
        4,807  First Financial Bancorp                   104,985
        2,606  First Financial Corp.                     106,012
        3,820  First Merchants Corp.                     102,185
        5,275  First Midwest Bancorp, Inc.               102,124
        6,925  Fulton Financial Corp.                    100,551
        3,018  Lakeland Financial Corp.                  106,897
        7,469  Old National Bancorp                      105,014
        1,026  Park National Corp.                        98,496
                                                    ------------
                                                       1,021,942
                                                    ------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 12.7%
       11,152  Clean Harbors, Inc. (a)                   535,073
       34,476  Covanta Holding Corp.                     530,586
       25,594  Heritage-Crystal Clean, Inc. (a)          339,888
       18,495  Tetra Tech, Inc.                          656,018
       12,280  US Ecology, Inc.                          550,635
                                                    ------------
                                                       2,612,200
                                                    ------------
               CONSTRUCTION & ENGINEERING
                  -- 33.5%
       12,715  Argan, Inc.                               752,601
       18,660  Comfort Systems USA, Inc.                 546,924
        6,114  Dycom Industries, Inc. (a)                500,003
       11,345  EMCOR Group, Inc.                         676,389
       11,832  Granite Construction, Inc.                588,524
       23,705  MasTec, Inc. (a)                          704,987
       22,940  MYR Group, Inc. (a)                       690,494
       19,852  NV5 Global, Inc. (a)                      641,418
       29,906  Primoris Services Corp.                   616,063
       23,087  Quanta Services, Inc. (a)                 646,205
       23,329  Tutor Perini Corp. (a)                    500,874
                                                    ------------
                                                       6,864,482
                                                    ------------
               ELECTRICAL EQUIPMENT -- 13.6%
        9,617  AZZ, Inc.                                 627,702
       14,609  Encore Wire Corp.                         537,173
       15,601  Generac Holdings, Inc. (a)                566,316
        5,508  Hubbell, Inc.                             593,432
       41,372  LSI Industries, Inc.                      464,608
                                                    ------------
                                                       2,789,231
                                                    ------------
               MACHINERY -- 35.2%
       13,968  American Railcar Industries, Inc.         579,253
       22,426  Douglas Dynamics, Inc.                    716,286
       42,629  Federal Signal Corp.                      565,260
       20,325  Global Brass & Copper Holdings,
                  Inc.                                   587,189
       18,552  Greenbrier Cos (The), Inc.                654,886
       48,972  Mueller Water Products, Inc.              614,599
       45,309  Navistar International Corp. (a)        1,037,123
       11,866  Oshkosh Corp.                             664,496
        7,654  RBC Bearings, Inc. (a)                    585,378


SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               MACHINERY (CONTINUED)
       31,129  TriMas Corp. (a)                     $    579,311
       43,509  Wabash National Corp. (a)                 619,568
                                                    ------------
                                                       7,203,349
                                                    ------------
               TOTAL INVESTMENTS -- 100.0%            20,491,204
               (Cost $18,946,131) (b)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.0%                        458
                                                    ------------
               NET ASSETS -- 100.0%                 $ 20,491,662
                                                    ============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $19,003,969. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,987,829 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,500,594.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           9/30/2016       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Common Stocks*            $20,491,204   $20,491,204   $        --  $         --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


Page 54                 See Notes to Financial Statements

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
COMMON STOCKS -- 85.3%
               BANKS -- 13.1%
       11,875  Bank of Hawaii Corp.                 $    862,363
        3,501  Community Trust Bancorp, Inc.             129,922
       25,315  CVB Financial Corp.                       445,797
        3,289  First Financial Corp.                     133,797
        6,160  NBT Bancorp, Inc.                         202,479
       15,484  United Bankshares, Inc.                   583,282
        6,317  Univest Corp. of Pennsylvania             147,565
        3,639  Washington Trust Bancorp, Inc.            146,361
        7,440  WesBanco, Inc.                            244,627
                                                    ------------
                                                       2,896,193
                                                    ------------
               CAPITAL MARKETS -- 7.8%
       30,495  Federated Investors, Inc., Class B        903,567
       12,346  T. Rowe Price Group, Inc.                 821,009
                                                    ------------
                                                       1,724,576
                                                    ------------
               COMMUNICATIONS EQUIPMENT
                  -- 4.5%
       31,051  Cisco Systems, Inc.                       984,938
                                                    ------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 1.7%
        6,631  Capella Education Co.                     384,863
                                                    ------------
               ELECTRIC UTILITIES -- 10.7%
       10,722  ALLETE, Inc.                              639,246
       15,845  Eversource Energy                         858,482
       20,978  Xcel Energy, Inc.                         863,035
                                                    ------------
                                                       2,360,763
                                                    ------------
               FOOD PRODUCTS -- 3.3%
       48,932  Flowers Foods, Inc.                       739,852
                                                    ------------
               GAS UTILITIES -- 2.0%
        7,368  Northwest Natural Gas Co.                 442,890
                                                    ------------
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 1.9%
       21,296  Meridian Bioscience, Inc.                 410,800
                                                    ------------
               HEALTH CARE PROVIDERS & SERVICES
                  -- 5.6%
        6,051  National HealthCare Corp.                 399,306
       24,202  Owens & Minor, Inc.                       840,535
                                                    ------------
                                                       1,239,841
                                                    ------------
               HOUSEHOLD DURABLES -- 4.5%
       20,564  Garmin Ltd.                               989,334
                                                    ------------
               INSURANCE -- 4.3%
       18,699  Arthur J. Gallagher & Co.                 951,218
                                                    ------------
               INTERNET & CATALOG RETAIL -- 1.8%
       20,215  PetMed Express, Inc.                      409,960
                                                    ------------
               MULTI-UTILITIES -- 10.5%
       14,309  Avista Corp.                              597,973
       11,614  Consolidated Edison, Inc.                 874,534
       17,044  Vectren Corp.                             855,609
                                                    ------------
                                                       2,328,116
                                                    ------------
               MULTILINE RETAIL -- 3.9%
       12,505  Target Corp.                              858,843
                                                    ------------

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
               PHARMACEUTICALS -- 3.7%
       21,634  Sanofi, ADR                          $    826,202
                                                    ------------
               SPECIALTY RETAIL -- 2.0%
       13,168  Cato Corp., Class A                       433,096
                                                    ------------
               TRADING COMPANIES &
                  DISTRIBUTORS -- 4.0%
       20,996  Fastenal Co.                              877,213
                                                    ------------
               TOTAL COMMON STOCKS                    18,858,698
               (Cost $19,123,151)                   ------------

REAL ESTATE INVESTMENT TRUSTS -- 14.6%
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 14.6%
        8,612  Life Storage, Inc.                        765,951
       14,645  LTC Properties, Inc.                      761,394
       11,488  National Health Investors, Inc.           901,578
        3,595  Public Storage                            802,188
                                                    ------------
               TOTAL REAL ESTATE INVESTMENT
                  TRUSTS                               3,231,111
               (Cost $3,289,930)                    ------------

               TOTAL INVESTMENTS -- 99.9%             22,089,809
               (Cost $22,413,081) (a)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.1%                     17,024
                                                    ------------
               NET ASSETS -- 100.0%                 $ 22,106,833
                                                    ============

(a) Aggregate cost for federal income tax purposes is $22,472,444. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $570,058 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $952,693.

ADR   American Depositary Receipt


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           9/30/2016       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Common Stocks*            $18,858,698   $18,858,698   $        --  $         --
Real Estate
   Investment Trusts*       3,231,111     3,231,111            --            --
                          -----------------------------------------------------
Total Investments         $22,089,809   $22,089,809   $        --  $         --
                          =====================================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


                        See Notes to Financial Statements                Page 55

FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
EXCHANGE-TRADED FUNDS -- 99.9%
               CAPITAL MARKETS* -- 99.9%
    6,389,531  First Trust Brazil AlphaDEX(R)
                  Fund                              $ 88,750,586
    2,407,969  First Trust Germany AlphaDEX(R)
                  Fund                                90,298,838
    3,013,970  First Trust ISE Chindia Index
                  Fund                                91,413,710
    4,810,821  First Trust Latin America
                  AlphaDEX(R) Fund                    87,364,509
    2,231,140  First Trust Switzerland
                  AlphaDEX(R) Fund                    91,722,165
                                                    ------------

               TOTAL INVESTMENTS -- 99.9%            449,549,808
               (Cost $457,518,111) (a)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.1%                    492,374
                                                    ------------
               NET ASSETS -- 100.0%                 $450,042,182
                                                    ============

(a) Aggregate cost for federal income tax purposes is $457,692,107. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,206,854 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $14,349,153.

* Represents investments in affiliated funds.


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           9/30/2016       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Exchange-Traded
   Funds**                $449,549,808  $449,549,808  $        --  $         --
                          =====================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


Page 56                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2016

SHARES         DESCRIPTION                             VALUE
-------------  -----------------------------------  ------------
EXCHANGE-TRADED FUNDS -- 99.8%
               CAPITAL MARKETS* -- 99.8%
    1,266,809  First Trust Consumer
                  Discretionary AlphaDEX(R) Fund $ 44,655,017 960,706 First Trust Consumer Staples
                  AlphaDEX(R) Fund                    44,605,580
      651,136  First Trust Dow Jones Internet
                  Index Fund (a)                      53,106,652
    3,029,997  First Trust Energy AlphaDEX(R)
                  Fund                                46,722,554
    1,731,592  First Trust Utilities AlphaDEX(R)
                  Fund                                44,900,180
                                                    ------------
               TOTAL INVESTMENTS -- 99.8%            233,989,983
               (Cost $227,292,764) (b)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.2%                    549,659
                                                    ------------
               NET ASSETS -- 100.0%                 $234,539,642
                                                    ============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $227,884,805. As of September 30, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,919,979 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,814,801.

* Represents investments in affiliated funds.


-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2016 is as follows (see Note 2A -- Portfolio Valuation in the Notes to Financial Statements):

                                                        LEVEL 2      LEVEL 3
                             TOTAL        LEVEL 1     SIGNIFICANT  SIGNIFICANT
                            VALUE AT       QUOTED     OBSERVABLE   UNOBSERVABLE
                           9/30/2016       PRICES       INPUTS        INPUTS
                          -----------------------------------------------------
Exchange-Traded
   Funds**                $233,989,983  $233,989,983  $        --  $         --
                          =====================================================

** See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2016.


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

                                                                     FIRST TRUST                              INTERNATIONAL
                                                                       NASDAQ             MULTI-ASSET          MULTI-ASSET
                                                                 TECHNOLOGY DIVIDEND  DIVERSIFIED INCOME   DIVERSIFIED INCOME
                                                                     INDEX FUND           INDEX FUND           INDEX FUND
                                                                       (TDIV)               (MDIV)               (YDIV)
                                                                 -------------------  -------------------  -------------------
ASSETS:
Investments, at value - Unaffiliated...........................    $   571,437,258      $   697,306,920      $    12,944,175
Investments, at value - Affiliated.............................                 --          171,823,524                   --
                                                                   ---------------      ---------------      ---------------
Total investments, at value....................................        571,437,258          869,130,444           12,944,175
Cash...........................................................                 --           14,614,964                   --
Foreign currency...............................................                 --                   --                3,809
Receivables:
   Investment securities sold..................................                214                   --                   --
   Dividends...................................................            857,592            3,345,277               28,211
   Dividend reclaims...........................................            115,080                   --                7,887
Other assets...................................................                801                5,681                   --
                                                                   ---------------      ---------------      ---------------
   Total Assets................................................        572,410,945          887,096,366           12,984,082
                                                                   ---------------      ---------------      ---------------
LIABILITIES:
Options written, at value......................................                 --                   --                   --
Due to custodian...............................................             80,587                   --               13,780
Due to authorized participant..................................                 --                   --                   --
Payables:
   Capital shares redeemed.....................................                 --                   --                   --
   Investment securities purchased.............................                 --           13,227,767                1,122
   Investment advisory fees....................................            229,939              344,681                7,443
Other liabilities..............................................                 --                   --                   --
                                                                   ---------------      ---------------      ---------------
   Total Liabilities...........................................            310,526           13,572,448               22,345
                                                                   ---------------      ---------------      ---------------
NET ASSETS.....................................................    $   572,100,419      $   873,523,918      $    12,961,737
                                                                   ===============      ===============      ===============
NET ASSETS CONSIST OF:
Paid-in capital................................................    $   554,767,962      $   989,337,095      $    15,609,525
Par value......................................................            195,050              462,500                7,500
Accumulated net investment income (loss).......................          1,758,077           (1,186,257)              51,776
Accumulated net realized gain (loss) on investments, foreign
   currency transactions and options transactions..............        (34,401,065)        (119,308,042)          (2,871,522)
Net unrealized appreciation (depreciation) on investments
   foreign currency translation and options....................         49,780,395            4,218,622              164,458
                                                                   ---------------      ---------------      ---------------
NET ASSETS.....................................................    $   572,100,419      $   873,523,918      $    12,961,737
                                                                   ===============      ===============      ===============
NET ASSET VALUE, per share.....................................    $         29.33      $         18.89      $         17.28
                                                                   ===============      ===============      ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)......................    1     9,505,000           46,250,002              750,002
                                                                   ===============      ===============      ===============
Investments, at cost - Unaffiliated............................    $   521,656,863      $   691,464,276      $    12,779,268
                                                                   ===============      ===============      ===============
Investment, at cost - Affiliated...............................    $            --      $   173,447,546      $            --
                                                                   ===============      ===============      ===============
Total investments, at cost.....................................    $   521,656,863      $   864,911,822      $    12,779,268
                                                                   ===============      ===============      ===============
Foreign currency, at cost (proceeds)...........................    $            --      $            --      $         3,762
                                                                   ===============      ===============      ===============
Premiums received on options written...........................    $            --      $            --      $            --
                                                                   ===============      ===============      ===============


Page 58                 See Notes to Financial Statements

                                                FIRST TRUST                             FIRST TRUST RBA
      FIRST TRUST          FIRST TRUST            NASDAQ             FIRST TRUST           AMERICAN            FIRST TRUST
      HIGH INCOME           LOW BETA          RISING DIVIDEND       DORSEY WRIGHT         INDUSTRIAL           RBA QUALITY
          ETF              INCOME ETF          ACHIEVERS ETF         FOCUS 5 ETF      RENAISSANCE(R) ETF       INCOME ETF
        (FTHI)               (FTLB)               (RDVY)                (FV)                (AIRR)               (QINC)
  -------------------  -------------------  -------------------  -------------------  -------------------  -------------------

    $     7,024,943      $     3,960,591      $    27,645,961      $            --      $    20,491,204      $    22,089,809
                 --                   --                   --        3,047,354,972                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
          7,024,943            3,960,591           27,645,961        3,047,354,972           20,491,204           22,089,809
            211,347              146,967                   --            8,967,687                   --                   --
                 --                   --                   --                   --                   --                   --

                 --              317,979                   --           31,991,604                   --                   --
              6,636                4,194               26,014                   --               13,699               32,452
                 --                   --                  600                   --                   --                  556
                 --                   --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
          7,242,926            4,429,731           27,672,575        3,088,314,263           20,504,903           22,122,817
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------

             39,530               31,244                   --                   --                   --                   --
                 --                   --               16,092                   --                2,283                3,509
                 --              317,979                   --                   --                   --                   --

                 --                   --                   --           32,078,368                   --                   --
                 --                   --                   --                   --                   --                   --
              4,965                3,470               10,359              765,176               10,958               12,475
                 --                   --                   --                5,557                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
             44,495              352,693               26,451           32,849,101               13,241               15,984
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
    $     7,198,431      $     4,077,038      $    27,646,124      $ 3,055,465,162      $    20,491,662           22,106,833
    ===============      ===============      ===============      ===============      ===============      ===============

    $     7,494,518      $     4,558,527      $    29,498,366      $ 3,325,080,588      $    33,289,913      $    23,599,976
              3,500                2,000               12,500            1,333,500               10,000               10,000
                 --                   --               10,708            8,131,582               33,763               46,896

           (689,562)            (643,097)          (2,328,902)        (480,632,991)         (14,387,087)          (1,226,767)

            389,975              159,608              453,452          201,552,483            1,545,073             (323,272)
    ---------------      ---------------      ---------------      ---------------      ---------------      ---------------
    $     7,198,431      $     4,077,038      $    27,646,124      $ 3,055,465,162      $    20,491,662      $    22,106,833
    ===============      ===============      ===============      ===============      ===============      ===============
    $         20.57      $         20.38      $         22.12      $         22.91      $         20.49      $         22.11
    ===============      ===============      ===============      ===============      ===============      ===============

            350,002              200,002            1,250,002          133,350,002            1,000,002            1,000,002
    ===============      ===============      ===============      ===============      ===============      ===============
    $     6,656,783      $     3,810,083      $    27,192,509      $            --      $    18,946,131      $    22,413,081
    ===============      ===============      ===============      ===============      ===============      ===============
    $            --      $            --      $            --      $ 2,845,802,489      $            --      $            --
    ===============      ===============      ===============      ===============      ===============      ===============
    $     6,656,783      $     3,810,083      $    27,192,509      $ 2,845,802,489      $    18,946,131      $    22,413,081
    ===============      ===============      ===============      ===============      ===============      ===============
    $            --      $            --      $            --      $            --      $            --      $            --
    ===============      ===============      ===============      ===============      ===============      ===============
    $        61,345      $        40,344      $            --      $            --      $            --      $            --
    ===============      ===============      ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 59

FIRST TRUST EXCHANGE-TRADED FUND VI

SEPTEMBER 30, 2016

                                                                     FIRST TRUST          FIRST TRUST
                                                                    DORSEY WRIGHT        DORSEY WRIGHT
                                                                    INTERNATIONAL           DYNAMIC
                                                                     FOCUS 5 ETF          FOCUS 5 ETF
                                                                        (IFV)                (FVC)
                                                                 -------------------  -------------------
ASSETS:
Investments, at value - Unaffiliated...........................    $            --      $            --
Investments, at value - Affiliated.............................        449,549,808          233,989,983
                                                                   ---------------      ---------------
Total investments, at value....................................        449,549,808          233,989,983
Cash...........................................................            603,122              605,992
Foreign currency...............................................                 --                   --
Receivables:
   Investment securities sold..................................                 --                   --
   Dividends ..................................................                 --                   --
   Dividend reclaims ..........................................                 --                   --
Other assets...................................................                 --                   --
                                                                   ---------------      ---------------
   Total Assets................................................        450,152,930          234,595,975
                                                                   ---------------      ---------------
LIABILITIES:
Options written, at value .....................................                 --                   --
Due to custodian...............................................                 --                   --
Due to authorized participant..................................                 --                   --
Payables:
   Capital shares redeemed.....................................                 --                   --
   Investment securities purchased.............................                 --                   --
   Investment advisory fees....................................            110,748               56,333
Other liabilities..............................................                 --                   --
                                                                   ---------------      ---------------
   Total Liabilities...........................................            110,748               56,333
                                                                   ---------------      ---------------
NET ASSETS.....................................................    $   450,042,182      $   234,539,642
                                                                   ===============      ===============
NET ASSETS CONSIST OF:
Paid-in capital................................................    $   540,177,170      $   227,638,556
Par value......................................................            256,500              110,000
Accumulated net investment income (loss).......................            573,890              607,113
Accumulated net realized gain (loss) on investments, foreign
   currency transactions and options transactions..............        (82,997,075)            (513,246)
Net unrealized appreciation (depreciation) on investments
   foreign currency translation and options....................         (7,968,303)           6,697,219
                                                                   ---------------      ---------------
NET ASSETS.....................................................    $   450,042,182      $   234,539,642
                                                                   ===============      ===============
NET ASSET VALUE, per share.....................................    $         17.55      $         21.32
                                                                   ===============      ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)......................         25,650,002           11,000,002
                                                                   ===============      ===============
Investments, at cost - Unaffiliated............................    $            --      $            --
                                                                   ===============      ===============
Investment, at cost - Affiliated...............................    $   457,518,111      $   227,292,764
                                                                   ===============      ===============
Total investments, at cost.....................................    $   457,518,111      $   227,292,764
                                                                   ===============      ===============
Foreign currency, at cost (proceeds)...........................    $            --      $            --
                                                                   ===============      ===============
Premiums received on options written...........................    $            --      $            --
                                                                   ===============      ===============


Page 60                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2016

                                                                     FIRST TRUST                              INTERNATIONAL
                                                                       NASDAQ             MULTI-ASSET          MULTI-ASSET
                                                                 TECHNOLOGY DIVIDEND  DIVERSIFIED INCOME   DIVERSIFIED INCOME
                                                                     INDEX FUND           INDEX FUND           INDEX FUND
                                                                       (TDIV)               (MDIV)               (YDIV)
                                                                 -------------------  -------------------  -------------------
INVESTMENT INCOME:
Dividends - Unaffiliated.......................................    $    17,434,038      $    29,819,391      $       780,824
Dividends - Affiliated.........................................                 --            9,121,920                   --
Interest.......................................................                 --                9,950                   --
Foreign tax withholding........................................           (332,567)                  --              (64,723)
Other..........................................................                 --                   11                   65
                                                                   ---------------      ---------------      ---------------
   Total investment income.....................................         17,101,471           38,951,272              716,166
                                                                   ---------------      ---------------      ---------------
EXPENSES:
Investment advisory fees.......................................          2,436,796            4,934,770               96,027
                                                                   ---------------      ---------------      ---------------
   Total expenses..............................................          2,436,796            4,934,770               96,027
                                                                   ---------------      ---------------      ---------------
   Fees waived or expenses reimbursed by
      the investment advisor...................................                 --             (953,425)                  --
                                                                   ---------------      ---------------      ---------------
Net expenses...................................................          2,436,796            3,981,345               96,027
                                                                   ---------------      ---------------      ---------------
NET INVESTMENT INCOME (LOSS)...................................         14,664,675           34,969,927              620,139
                                                                   ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..................................        (12,389,023)         (40,843,026)          (1,188,119)
   Investments - Affiliated....................................                 --           (1,266,141)                  --
   Written option transactions.................................                 --                   --                   --
   In-kind redemptions - Unaffiliated..........................         20,006,934             (320,821)            (116,540)
   In-kind redemptions - Affiliated............................                 --             (410,397)                  --
   Foreign currency transactions...............................                 --                   --               (2,712)
                                                                   ---------------      ---------------      ---------------
Net realized gain (loss).......................................          7,617,911          (42,840,385)          (1,307,371)
                                                                   ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..................................         84,341,502           75,926,959            2,155,235
   Investments - Affiliated....................................                 --            3,080,248                   --
   Written options held........................................                 --                   --                   --
   Foreign currency translation................................                 --                   --                1,301
                                                                   ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation)...........         84,341,502           79,007,207            2,156,536
                                                                   ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................         91,959,413           36,166,822              849,165
                                                                   ---------------      ---------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...................................    $   106,624,088      $    71,136,749      $     1,469,304
                                                                   ===============      ===============      ===============


                        See Notes to Financial Statements                Page 61

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR THE YEAR ENDED SEPTEMBER 30, 2016

                                                                                                               FIRST TRUST
                                                                     FIRST TRUST          FIRST TRUST            NASDAQ
                                                                     HIGH INCOME           LOW BETA          RISING DIVIDEND
                                                                         ETF              INCOME ETF          ACHIEVERS ETF
                                                                       (FTHI)               (FTLB)               (RDVY)
                                                                 -------------------  -------------------  -------------------
INVESTMENT INCOME:
Dividends - Unaffiliated.......................................    $       183,760      $       146,013      $       804,430
Dividends - Affiliated.........................................                 --                   --                   --
Interest.......................................................                209                  201                   42
Foreign tax withholding........................................               (558)                (479)                (450)
Other..........................................................                 --                   --                   --
                                                                   ---------------      ---------------      ---------------
   Total investment income.....................................            183,411              145,735              804,022
                                                                   ---------------      ---------------      ---------------
EXPENSES:
Investment advisory fees.......................................             59,278               46,849              133,922
                                                                   ---------------      ---------------      ---------------
   Total expenses..............................................             59,278               46,849              133,922
                                                                   ---------------      ---------------      ---------------
   Fees waived or expenses reimbursed by
      the investment advisor...................................                 --                   --                   --
                                                                   ---------------      ---------------      ---------------
Net expenses...................................................             59,278               46,849              133,922
                                                                   ---------------      ---------------      ---------------
NET INVESTMENT INCOME (LOSS)...................................            124,133               98,886              670,100
                                                                   ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated..................................           (583,243)            (583,931)          (2,153,409)
   Investments - Affiliated....................................                 --                   --                   --
   Written option transactions.................................            (52,200)              10,137                   --
   In-kind redemptions - Unaffiliated..........................            722,048              629,871              163,754
   In-kind redemptions - Affiliated............................                 --                   --                   --
   Foreign currency transactions...............................                 --                   --                   --
                                                                   ---------------      ---------------      ---------------
Net realized gain (loss).......................................             86,605               56,077           (1,989,655)
                                                                   ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated..................................            684,135              347,668            2,965,374
   Investments - Affiliated....................................                 --                   --                   --
   Written options held........................................            (27,043)             (24,230)                  --
   Foreign currency translation................................                 --                   --                   --
                                                                   ---------------      ---------------      ---------------
Net change in unrealized appreciation (depreciation)...........            657,092              323,438            2,965,374
                                                                   ---------------      ---------------      ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................            743,697              379,515              975,719
                                                                   ---------------      ---------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...................................    $       867,830      $       478,401      $     1,645,819
                                                                   ===============      ===============      ===============


(a) Inception date is March 17, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 62                 See Notes to Financial Statements

                         FIRST TRUST RBA                             FIRST TRUST          FIRST TRUST
      FIRST TRUST           AMERICAN            FIRST TRUST         DORSEY WRIGHT        DORSEY WRIGHT
     DORSEY WRIGHT         INDUSTRIAL           RBA QUALITY         INTERNATIONAL           DYNAMIC
      FOCUS 5 ETF      RENAISSANCE(R) ETF       INCOME ETF           FOCUS 5 ETF          FOCUS 5 ETF
         (FV)                (AIRR)               (QINC)                (IFV)              (FVC) (a)
  -------------------  -------------------  -------------------  -------------------  -------------------

    $            --      $       361,072      $       449,543      $            --      $            --
         33,612,974                   --                   --            7,627,450            1,206,015
             10,803                   26                   43                3,531                7,014
                 --                   --               (3,484)                  --                   --
                 --                   --                   13                  107                   --
    ---------------      ---------------      ---------------      ---------------      ---------------
         33,623,777              361,098              446,115            7,631,088            1,213,029
    ---------------      ---------------      ---------------      ---------------      ---------------

         11,020,738              216,569               89,457            1,594,255              208,066
    ---------------      ---------------      ---------------      ---------------      ---------------
         11,020,738              216,569               89,457            1,594,255              208,066
    ---------------      ---------------      ---------------      ---------------      ---------------

                 --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------
         11,020,738              216,569              89,457             1,594,255              208,066
    ---------------      ---------------      ---------------      ---------------      ---------------
         22,603,039              144,529             356,658             6,036,833            1,004,963
    ---------------      ---------------      ---------------      ---------------      ---------------


                 --           (5,725,364)            (932,806)                  --                2,201
       (482,602,921)                  --                   --          (83,780,357)            (515,447)
                 --                   --                   --                   --                   --
                 --            2,401,624            1,396,503                   --                   --
         71,747,986                   --                   --          (25,699,433)                  --
                 --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------
       (410,854,935)          (3,323,740)             463,697         (109,479,790)            (513,246)
    ---------------      ---------------      ---------------      ---------------      ---------------

                 --           11,859,211              197,379                   --                   --
        443,540,462                   --                   --          113,173,947            6,697,219
                 --                   --                   --                   --                   --
                 --                   --                   --                   --                   --
    ---------------      ---------------      ---------------      ---------------      ---------------
        443,540,462           11,859,211              197,379          113,173,947            6,697,219
    ---------------      ---------------      ---------------      ---------------      ---------------
         32,685,527            8,535,471              661,076            3,694,157            6,183,973
    ---------------      ---------------      ---------------      ---------------      ---------------

    $    55,288,566      $     8,680,000      $     1,017,734      $     9,730,990      $     7,188,936
    ===============      ===============      ===============      ===============      ===============


                        See Notes to Financial Statements                Page 63

FIRST TRUST EXCHANGE-TRADED FUND VI

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                            MULTI-ASSET
                                                                  NASDAQ TECHNOLOGY                     DIVERSIFIED INCOME
                                                                 DIVIDEND INDEX FUND                        INDEX FUND
                                                                       (TDIV)                                 (MDIV)
                                                         -----------------------------------    -----------------------------------

                                                             FOR THE            FOR THE             FOR THE            FOR THE
                                                            YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                            9/30/2016          9/30/2015           9/30/2016          9/30/2015
                                                         ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)..........................   $     14,664,675   $     17,425,348    $     34,969,927   $     45,489,773
Net realized gain (loss)..............................          7,617,911         40,869,822         (42,840,385)       (59,423,776)
Net change in unrealized appreciation (depreciation)..         84,341,502       (104,045,421)         79,007,207        (78,826,209)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   operations.........................................        106,624,088        (45,750,251)         71,136,749        (92,760,212)
                                                         ----------------   ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................        (13,406,693)       (17,128,472)        (36,845,700)       (46,293,066)
Net realized gain.....................................                 --                 --                  --                 --
Return of capital.....................................                 --                 --         (17,595,628)       (17,763,597)
                                                         ----------------   ----------------    ----------------   ----------------
Total distributions to shareholders...................        (13,406,693)       (17,128,472)        (54,441,328)       (64,056,663)
                                                         ----------------   ----------------    ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.............................        134,674,938        169,807,991          89,957,335        354,259,181
Cost of shares redeemed...............................       (125,903,528)      (360,353,469)       (114,123,745)      (100,400,976)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...........................          8,771,410       (190,545,478)        (24,166,410)       253,858,205
                                                         ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets...............        101,988,805       (253,424,201)         (7,470,989)        97,041,330
NET ASSETS:
Beginning of year.....................................        470,111,614        723,535,815         880,994,907        783,953,577
                                                         ----------------   ----------------    ----------------   ----------------
End of year...........................................   $    572,100,419   $    470,111,614    $    873,523,918   $    880,994,907
                                                         ================   ================    ================   ================
Accumulated net investment income (loss) at end of
   year...............................................   $      1,758,077   $        348,999    $     (1,186,257)  $       (399,094)
                                                         ================   ================    ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...............         19,405,000         26,755,000          47,950,002         36,500,002
Shares sold...........................................          4,950,000          6,150,000           4,650,000         16,600,000
Shares redeemed.......................................         (4,850,000)       (13,500,000)         (6,350,000)        (5,150,000)
                                                         ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period.....................         19,505,000         19,405,000          46,250,002         47,950,002
                                                         ================   ================    ================   ================


Page 64                 See Notes to Financial Statements

           INTERNATIONAL                           FIRST TRUST                            FIRST TRUST
      MULTI-ASSET DIVERSIFIED                      HIGH INCOME                             LOW BETA
         INCOME INDEX FUND                             ETF                                INCOME ETF
              (YDIV)                                 (FTHI)                                 (FTLB)
-----------------------------------    -----------------------------------    -----------------------------------

    FOR THE            FOR THE             FOR THE            FOR THE             FOR THE            FOR THE
   YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
   9/30/2016          9/30/2015           9/30/2016          9/30/2015           9/30/2016          9/30/2015
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

$        620,139   $        649,788    $        124,133   $         75,131    $         98,886   $         55,332
      (1,307,371)        (1,638,394)             86,605             41,499              56,077            (59,824)
       2,156,536         (1,730,335)            657,092           (270,512)            323,438           (163,266)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

       1,469,304         (2,718,941)            867,830           (153,882)            478,401           (167,758)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

        (550,821)          (669,713)           (124,232)           (74,928)            (98,943)           (55,135)
              --                 --                  --                 --                  --                --
              --            (36,444)           (214,270)          (165,274)            (81,308)           (72,061)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
        (550,821)          (706,157)           (338,502)          (240,202)           (180,251)          (127,196)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

       7,119,247          3,939,903           5,999,821          5,062,593           4,968,623          2,026,090
      (7,752,274)          (904,311)         (6,021,754)        (1,021,070)         (5,951,831)                --
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

        (633,027)         3,035,592             (21,933)         4,041,523            (983,208)         2,026,090
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
         285,456           (389,506)            507,395          3,647,439            (685,058)         1,731,136

      12,676,281         13,065,787           6,691,036          3,043,597           4,762,096          3,030,960
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
$     12,961,737   $     12,676,281    $      7,198,431   $      6,691,036    $      4,077,038   $      4,762,096
================   ================    ================   ================    ================   ================

$         51,776   $           (446)   $             --   $             --    $             --   $             --
================   ================    ================   ================    ================   ================

         800,002            650,002             350,002            150,002             250,002            150,002
         450,000            200,000             300,000            250,000             250,000            100,000
        (500,000)           (50,000)           (300,000)           (50,000)           (300,000)                --
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
         750,002            800,002             350,002            350,002             200,002            250,002
================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements                Page 65

FIRST TRUST EXCHANGE-TRADED FUND VI

                                                                     FIRST TRUST                            FIRST TRUST
                                                               NASDAQ RISING DIVIDEND                      DORSEY WRIGHT
                                                                    ACHIEVERS ETF                           FOCUS 5 ETF
                                                                       (RDVY)                                  (FV)
                                                         -----------------------------------    -----------------------------------

                                                             FOR THE            FOR THE             FOR THE            FOR THE
                                                            YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                            9/30/2016          9/30/2015           9/30/2016          9/30/2015
                                                         ----------------   ----------------    ----------------   ----------------
OPERATIONS:
Net investment income (loss)..........................   $        670,100   $        375,008    $     22,603,039   $      5,778,335
Net realized gain (loss)..............................         (1,989,655)           984,625        (410,854,935)        52,424,844
Net change in unrealized appreciation (depreciation)..          2,965,374         (2,617,760)        443,540,462       (266,195,649)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   operations.........................................          1,645,819         (1,258,127)         55,288,566       (207,992,470)
                                                         ----------------   ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................           (679,226)          (355,691)        (17,612,760)        (2,921,750)
Net realized gain.....................................           (133,200)                --                  --                 --
Return of capital.....................................                 --                 --                  --                 --
                                                         ----------------   ----------------    ----------------   ----------------
Total distributions to shareholders...................           (812,426)          (355,691)        (17,612,760)        (2,921,750)
                                                         ----------------   ----------------    ----------------   ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.............................         17,364,727         32,839,752         828,967,600      4,036,753,325
Cost of shares redeemed...............................        (19,028,751)       (10,105,854)     (1,877,965,786)      (326,119,895)
                                                         ----------------   ----------------    ----------------   ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...........................         (1,664,024)        22,733,898      (1,048,998,186)     3,710,633,430
                                                         ----------------   ----------------    ----------------   ----------------
Total increase (decrease) in net assets...............           (830,631)        21,120,080      (1,011,322,380)     3,499,719,210
NET ASSETS:
Beginning of period...................................         28,476,755          7,356,675       4,066,787,542        567,068,332
                                                         ----------------   ----------------    ----------------   ----------------
End of period.........................................   $     27,646,124   $     28,476,755    $  3,055,465,162   $  4,066,787,542
                                                         ================   ================    ================   ================
Accumulated net investment income (loss) at end of
   period.............................................   $         10,708   $         23,475    $      8,131,582   $      3,141,303
                                                         ================   ================    ================   ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...............          1,400,002            350,002         185,600,002         27,800,002
Shares sold...........................................            800,000          1,500,000          36,200,000        172,400,000
Shares redeemed.......................................           (950,000)          (450,000)        (88,450,000)       (14,600,000)
                                                         ----------------   ----------------    ----------------   ----------------
Shares outstanding, end of period.....................          1,250,002          1,400,002         133,350,002        185,600,002
                                                         ================   ================    ================   ================


Page 66                  See Notes to Financial Statements

            FIRST TRUST                                                                   FIRST TRUST
           RBA AMERICAN                            FIRST TRUST                           DORSEY WRIGHT
            INDUSTRIAL                         RBA QUALITY INCOME                        INTERNATIONAL
        RENAISSANCE(R) ETF                             ETF                                FOCUS 5 ETF
              (AIRR)                                 (QINC)                                  (IFV)
-----------------------------------    -----------------------------------    -----------------------------------

    FOR THE            FOR THE             FOR THE            FOR THE             FOR THE            FOR THE
   YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
   9/30/2016          9/30/2015           9/30/2016          9/30/2015           9/30/2016          9/30/2015
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

$        144,529   $        283,188    $        356,658   $        241,039    $      6,036,833   $      8,534,276
      (3,323,740)        (2,339,100)            463,697            270,993        (109,479,790)       (17,142,967)
      11,859,211         (7,056,037)            197,379           (363,975)        113,173,947       (119,510,903)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

       8,680,000         (9,111,949)          1,017,734            148,057           9,730,990       (128,119,594)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

        (121,080)          (283,600)           (309,426)          (242,181)         (8,312,585)        (5,675,990)
              --                 --                  --                 --                  --                 --
              --                 --                  --                 --                  --                 --
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
        (121,080)          (283,600)           (309,426)          (242,181)         (8,312,585)        (5,675,990)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

       5,722,303         47,504,549          28,750,981         11,674,069          64,792,177      1,007,318,598
     (36,656,693)       (74,697,361)        (17,401,527)        (6,509,207)       (242,930,856)      (278,334,833)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------

     (30,934,390)       (27,192,812)         11,349,454          5,164,862        (178,138,679)       728,983,765
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
     (22,375,470)       (36,588,361)         12,057,762          5,070,738        (176,720,274)       595,188,181

      42,867,132         79,455,493          10,049,071          4,978,333         626,762,456         31,574,275
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
$     20,491,662   $     42,867,132    $     22,106,833   $     10,049,071    $    450,042,182   $    626,762,456
================   ================    ================   ================    ================   ================

$         33,763   $         51,095    $         46,896   $             --    $        573,890   $      2,974,301
================   ================    ================   ================    ================   ================

       2,800,002          4,350,002             500,002            250,002          36,700,002          1,700,002
         300,000          2,600,000           1,300,000            550,000           3,700,000         50,350,000
      (2,100,000)        (4,150,000)           (800,000)          (300,000)        (14,750,000)       (15,350,000)
----------------   ----------------    ----------------   ----------------    ----------------   ----------------
       1,000,002          2,800,002           1,000,002            500,002          25,650,002         36,700,002
================   ================    ================   ================    ================   ================


                        See Notes to Financial Statements                Page 67

FIRST TRUST EXCHANGE-TRADED FUND VI

                                                           FIRST TRUST
                                                          DORSEY WRIGHT
                                                             DYNAMIC
                                                           FOCUS 5 ETF
                                                              (FVC)
                                                        ------------------
                                                          FOR THE PERIOD
                                                          3/17/2016 (a)
                                                        THROUGH 9/30/2016
                                                        ------------------
OPERATIONS:
Net investment income (loss)..........................   $      1,004,963
Net realized gain (loss)..............................           (513,246)
Net change in unrealized appreciation (depreciation)..          6,697,219
                                                         ----------------
Net increase (decrease) in net assets resulting from
   operations.........................................          7,188,936
                                                         ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................           (397,850)
Net realized gain.....................................                 --
Return of capital.....................................                 --
                                                         ----------------
Total distributions to shareholders...................           (397,850)
                                                         ----------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.............................        227,748,556
Cost of shares redeemed...............................                 --
                                                         ----------------
Net increase (decrease) in net assets resulting from
   shareholder transactions...........................        227,748,556
                                                         ----------------
Total increase (decrease) in net assets...............        234,539,642
NET ASSETS:
Beginning of period...................................                 --
                                                         ----------------
End of period.........................................   $    234,539,642
                                                         ================
Accumulated net investment income (loss) at end of
   period.............................................   $        607,113
                                                         ================
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...............                 --
Shares sold...........................................         11,000,002
Shares redeemed.......................................                 --
                                                         ----------------
Shares outstanding, end of period.....................         11,000,002
                                                         ================


(a) Inception date is March 17, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.


Page 68                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ TECHNOLOGY DIVIDEND INDEX FUND (TDIV)

                                                                                                                   FOR THE PERIOD
                                                                      YEAR ENDED SEPTEMBER 30,                     8/13/2012 (a)
                                                   --------------------------------------------------------------     THROUGH
                                                        2016            2015            2014            2013         9/30/2012
                                                   --------------  --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    24.23      $    27.04      $    22.56      $    19.74      $    19.92
                                                     ----------      ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.80            0.73            0.73            0.59            0.04
Net realized and unrealized gain (loss)                    5.02           (2.83)           4.46            2.81           (0.18)
                                                     ----------      ----------      ----------      ----------      ----------
Total from investment operations                           5.82           (2.10)           5.19            3.40           (0.14)
                                                     ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.72)          (0.71)          (0.71)          (0.58)          (0.04)
                                                     ----------      ----------      ----------      ----------      ----------
Net asset value, end of period                       $    29.33      $    24.23      $    27.04      $    22.56      $    19.74
                                                     ==========      ==========      ==========      ==========      ==========
TOTAL RETURN (b)                                          24.31%          (7.92)%         23.19%          17.49%          (0.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  572,100      $  470,112      $  723,536      $  205,440      $   27,731
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.50%           0.50%           0.50%           0.50%           0.50% (c)
Ratio of net investment income (loss) to average
   net assets                                              3.01%           2.58%           3.13%           2.95%           2.39% (c)
Portfolio turnover rate (d)                                  30%             27%             34%             37%            18%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the Fund on July 19, 2012 in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 69

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (MDIV)

                                                                                                                   FOR THE PERIOD
                                                                      YEAR ENDED SEPTEMBER 30,                     8/13/2012 (a)
                                                   --------------------------------------------------------------     THROUGH
                                                        2016            2015            2014            2013         9/30/2012
                                                   --------------  --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    18.37      $    21.48      $    20.65      $    20.18      $    19.98
                                                     ----------      ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.83            0.99            1.05            0.90            0.09
Net realized and unrealized gain (loss)                    0.94           (2.73)           1.02            0.71            0.15
                                                     ----------      ----------      ----------      ----------      ----------
Total from investment operations                           1.77           (1.74)           2.07            1.61            0.24
                                                     ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.85)          (0.99)          (1.24)          (1.07)          (0.04)
Return of capital                                         (0.40)          (0.38)             --           (0.07)             --
                                                     ----------      ----------      ----------      ----------      ----------
Total distributions                                       (1.25)          (1.37)          (1.24)          (1.14)          (0.04)
                                                     ----------      ----------      ----------      ----------      ----------
Net asset value, end of period                       $    18.89      $    18.37      $    21.48      $    20.65      $    20.18
                                                     ==========      ==========      ==========      ==========      ==========
TOTAL RETURN (b)                                           9.86%          (8.57)%         10.17%           8.08%           1.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  873,524      $  880,995      $  783,954      $  491,585      $   34,307
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.60%           0.60%           0.60%           0.60%           0.60% (c)
Ratio of net expenses to average net assets                0.48%           0.50%           0.60%           0.60%           0.60% (c)
Ratio of net investment income (loss) to average
   net assets                                              4.25%           4.71%           4.55%           4.80%           7.10% (c)
Portfolio turnover rate (d)                                 115%            116%             96%            124%             34%


INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND (YDIV)


                                                                                                   FOR THE PERIOD
                                                              YEAR ENDED SEPTEMBER 30,             8/22/2013 (a)
                                                   ----------------------------------------------     THROUGH
                                                        2016            2015            2014         9/30/2013
                                                   --------------  --------------  --------------  --------------
Net asset value, beginning of period                 $    15.85      $    20.10      $    20.65      $    19.97
                                                     ----------      ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.77            0.82            1.08            0.07
Net realized and unrealized gain (loss)                    1.34           (4.18)          (0.27)           0.69
                                                     ----------      ----------      ----------      ----------
Total from investment operations                           2.11           (3.36)           0.81            0.76
                                                     ----------      ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.68)          (0.84)          (1.13)          (0.08)
Return of capital                                            --           (0.05)             --              --
Net realized gain                                            --              --           (0.23)             --
                                                     ----------      ----------      ----------      ----------
Total distributions                                       (0.68)          (0.89)          (1.36)          (0.08)
                                                     ----------      ----------      ----------      ----------
Net asset value, end of period                       $    17.28      $    15.85      $    20.10      $    20.65
                                                     ==========      ==========      ==========      ==========
TOTAL RETURN (b)                                          13.57%         (17.29)%          3.93%           3.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   12,962      $   12,676      $   13,066      $    5,164
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.70%           0.70%           0.70%           0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                              4.52%           4.44%           4.74%           3.15% (c)
Portfolio turnover rate (d)                                 151%            132%            116%             24%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 70                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HIGH INCOME ETF (FTHI)

                                                                                   FOR THE PERIOD
                                                      YEAR ENDED SEPTEMBER 30,      1/6/2014 (a)
                                                   ------------------------------     THROUGH
                                                        2016            2015         9/30/2014
                                                   --------------  --------------  --------------
Net asset value, beginning of period                 $    19.12      $    20.29      $    19.93
                                                     ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.34            0.54            0.40
Net realized and unrealized gain (loss)                    2.06           (0.70)           0.52
                                                     ----------      ----------      ----------
Total from investment operations                           2.40           (0.16)           0.92
                                                     ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.35)          (0.32)          (0.56)
Return of capital                                         (0.60)          (0.69)             --
                                                     ----------      ----------      ----------
Total distributions                                       (0.95)          (1.01)          (0.56)
                                                     ----------      ----------      ----------
Net asset value, end of period                       $    20.57      $    19.12      $    20.29
                                                     ==========      ==========      ==========
TOTAL RETURN (b)                                          12.80%          (0.96)%          4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    7,198      $    6,691      $    3,044
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to average
   net assets                                              1.78%           1.57%           2.49% (c)
Portfolio turnover rate (d)                                 139%            191%             54%


FIRST TRUST LOW BETA INCOME ETF (FTLB)


                                                                                   FOR THE PERIOD
                                                      YEAR ENDED SEPTEMBER 30,      1/6/2014 (a)
                                                   ------------------------------     THROUGH
                                                        2016            2015         9/30/2014
                                                   --------------  --------------  --------------
Net asset value, beginning of period                 $    19.05      $    20.21      $    19.93
                                                     ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.24            0.44            0.40
Net realized and unrealized gain (loss)                    1.74           (0.87)           0.36
                                                     ----------      ----------      ----------
Total from investment operations                           1.98          (0.43)            0.76
                                                     ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.36)          (0.32)          (0.48)
Return of capital                                         (0.29)          (0.41)             --
                                                     ----------      ----------      ----------
Total distributions                                       (0.65)          (0.73)          (0.48)
                                                     ----------      ----------      ----------
Net asset value, end of period                       $    20.38      $    19.05      $    20.21
                                                     ==========      ==========      ==========
TOTAL RETURN (b)                                          10.53%          (2.26)%          3.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    4,077      $    4,762      $    3,031
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.85%           0.85%           0.85% (c)
Ratio of net investment income (loss) to average
   net assets                                              1.79%           1.58%           2.47% (c)
Portfolio turnover rate (d)                                 143%            205%             38%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 71

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ RISING DIVIDEND ACHIEVERS ETF (RDVY)

                                                                                   FOR THE PERIOD
                                                      YEAR ENDED SEPTEMBER 30,      1/6/2014 (a)
                                                   ------------------------------     THROUGH
                                                        2016            2015         9/30/2014
                                                   --------------  --------------  --------------
Net asset value, beginning of period                 $    20.34      $    21.02      $    19.93
                                                     ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.53            0.39            0.29
Net realized and unrealized gain (loss)                    1.86           (0.68)           1.08
                                                     ----------      ----------      ----------
Total from investment operations                           2.39           (0.29)           1.37
                                                     ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.54)          (0.39)          (0.28)
Net realized gains                                        (0.07)             --              --
                                                     ----------      ----------      ----------
Total distributions                                       (0.61)          (0.39)          (0.28)
                                                     ----------      ----------      ----------
Net asset value, end of period                       $    22.12      $    20.34      $    21.02
                                                     ==========      ==========      ==========
TOTAL RETURN (b)                                          11.98%          (1.47)%          6.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   27,646      $   28,477      $    7,357
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.50%           0.50%           0.50% (c)
Ratio of net investment income (loss) to average
   net assets                                              2.50%           2.03%           2.26% (c)
Portfolio turnover rate (d)                                  66%             71%             62%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 72                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DORSEY WRIGHT FOCUS 5 ETF (FV)

                                                                                   FOR THE PERIOD
                                                      YEAR ENDED SEPTEMBER 30,      3/5/2014 (a)
                                                   ------------------------------     THROUGH
                                                        2016            2015         9/30/2014
                                                   --------------  --------------  --------------
Net asset value, beginning of period                 $    21.91      $    20.40      $    20.02
                                                     ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.16            0.04            0.01
Net realized and unrealized gain (loss)                    0.96            1.50            0.37
                                                     ----------      ----------      ----------
Total from investment operations                           1.12            1.54            0.38
                                                     ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.12)          (0.03)           0.00 (b)
                                                     ----------      ----------      ----------
Net asset value, end of period                       $    22.91      $    21.91      $    20.40
                                                     ==========      ==========      ==========
TOTAL RETURN (c)                                           5.10%           7.55%           1.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $3,055,465      $4,066,788      $  567,068
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.30%           0.30%           0.30% (d)
Ratio of net investment income (loss) to average
   net assets                                              0.62%           0.22%           0.22% (d)
Portfolio turnover rate (e)                                  42%              0%              0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Amount is less than $0.01.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 73

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE(R) ETF (AIRR)

                                                                                   FOR THE PERIOD
                                                      YEAR ENDED SEPTEMBER 30,     3/10/2014 (a)
                                                   ------------------------------     THROUGH
                                                        2016            2015         9/30/2014
                                                   --------------  --------------  --------------
Net asset value, beginning of period                 $    15.31      $    18.27      $    19.98
                                                     ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.08 (b)        0.07            0.05
Net realized and unrealized gain (loss)                    5.16           (2.97)          (1.72)
                                                     ----------      ----------      ----------
Total from investment operations                           5.24           (2.90)          (1.67)
                                                     ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.06)          (0.06)          (0.04)
                                                     ----------      ----------      ----------
Net asset value, end of period                       $    20.49      $    15.31      $    18.27
                                                     ==========      ==========      ==========
TOTAL RETURN (c)                                          34.27%         (15.90)%         (8.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   20,492      $   42,867      $   79,455
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.70%           0.70%           0.70% (d)
Ratio of net investment income (loss) to average
   net assets                                              0.47%           0.35%           0.62% (d)
Portfolio turnover rate (e)                                  62%             66%             20%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Based on average shares outstanding.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d)   Annualized.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 74                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST RBA QUALITY INCOME ETF (QINC)

                                                                                   FOR THE PERIOD
                                                      YEAR ENDED SEPTEMBER 30,     3/10/2014 (a)
                                                   ------------------------------     THROUGH
                                                        2016            2015         9/30/2014
                                                   --------------  --------------  --------------
Net asset value, beginning of period                 $    20.10      $    19.91      $    20.00
                                                     ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.55            0.53            0.34
Net realized and unrealized gain (loss)                    1.96            0.19           (0.10)
                                                     ----------      ----------      ----------
Total from investment operations                           2.51            0.72            0.24
                                                     ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.50)          (0.53)          (0.33)
                                                     ----------      ----------      ----------
Net asset value, end of period                       $    22.11      $    20.10      $    19.91
                                                     ==========      ==========      ==========
TOTAL RETURN (b)                                          12.52%           3.49%           1.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $   22,107      $   10,049      $    4,978
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.70%           0.70%           0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                              2.79%           2.64%           3.16% (c)
Portfolio turnover rate (d)                                 136%            163%             55%


FIRST TRUST DORSEY WRIGHT INTERNATIONAL FOCUS 5 ETF (IFV)


                                                                                   FOR THE PERIOD
                                                      YEAR ENDED SEPTEMBER 30,     7/22/2014 (a)
                                                   ------------------------------     THROUGH
                                                        2016            2015         9/30/2014
                                                   --------------  --------------  --------------
Net asset value, beginning of period                 $    17.08      $    18.57      $    20.09
                                                     ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.22            0.20            0.07
Net realized and unrealized gain (loss)                    0.52           (1.50)          (1.59)
                                                     ----------      ----------      ----------
Total from investment operations                           0.74           (1.30)          (1.52)
                                                     ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.27)          (0.19)             --
                                                     ----------      ----------      ----------
Net asset value, end of period                       $    17.55      $    17.08      $    18.57
                                                     ==========      ==========      ==========
TOTAL RETURN (b)                                           4.35%          (7.01)%         (7.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  450,042      $  626,762      $   31,574
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.30%           0.30%           0.30% (c)
Ratio of net investment income (loss) to average
   net assets                                              1.14%           2.29%           5.67% (c)
Portfolio turnover rate (d)                                  58%              7%              0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 75

FIRST TRUST EXCHANGE-TRADED FUND VI

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST DORSEY WRIGHT DYNAMIC FOCUS 5 ETF (FVC)

                                                   FOR THE PERIOD
                                                   3/17/2016 (a)
                                                      THROUGH
                                                     9/30/2016
                                                   --------------
Net asset value, beginning of period                 $    20.02
                                                     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.09
Net realized and unrealized gain (loss)                    1.25
                                                     ----------
Total from investment operations                           1.34
                                                     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.04)
                                                     ----------
Net asset value, end of period                       $    21.32
                                                     ==========
TOTAL RETURN (b)                                           6.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  234,540
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.30% (c)
Ratio of net investment income (loss) to average
   net assets                                              1.45% (c)
Portfolio turnover rate (d)                                  15%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 76                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2016

                                1. ORGANIZATION

First Trust Exchange-Traded Fund VI (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on June 4, 2012, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of eighteen exchange-traded funds. This report covers the eleven funds listed below.

    First Trust NASDAQ Technology Dividend Index Fund - (The Nasdaq Stock
       Market LLC ("Nasdaq") ticker "TDIV")
    Multi-Asset Diversified Income Index Fund - (Nasdaq ticker "MDIV") International Multi-Asset Diversified Income Index Fund - (Nasdaq ticker
       "YDIV")
    First Trust High Income ETF - (Nasdaq ticker "FTHI")
    First Trust Low Beta Income ETF - (Nasdaq ticker "FTLB")
    First Trust NASDAQ Rising Dividend Achievers ETF - (Nasdaq ticker "RDVY") First Trust Dorsey Wright Focus 5 ETF - (Nasdaq ticker "FV")
    First Trust RBA American Industrial Renaissance(R) ETF - (Nasdaq ticker
       "AIRR")
    First Trust RBA Quality Income ETF - (Nasdaq ticker "QINC")
    First Trust Dorsey Wright International Focus 5 ETF - (Nasdaq ticker "IFV") First Trust Dorsey Wright Dynamic Focus 5 ETF - (Nasdaq ticker "FVC")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities in which the Funds invest, or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund, except for FTHI and FTLB, is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                         INDEX
First Trust NASDAQ Technology Dividend Index Fund            NASDAQ Technology Dividend Index(SM) (1)
Multi-Asset Diversified Income Index Fund                    NASDAQ Multi-Asset Diversified Income Index(SM) (1)
International Multi-Asset Diversified Income Index Fund      NASDAQ International Multi-Asset Diversified Income Index(SM) (1)
First Trust NASDAQ Rising Dividend Achievers ETF             NASDAQ Rising Dividend Achievers Index (1)
First Trust Dorsey Wright Focus 5 ETF                        Dorsey Wright Focus Five Index (2)
First Trust RBA American Industrial Renaissance(R) ETF       Richard Bernstein Advisors American Industrial Renaissance(R) Index (3)
First Trust RBA Quality Income ETF                           Richard Bernstein Advisors Quality Income Index (3)
First Trust Dorsey Wright International Focus 5 ETF          Dorsey Wright International Focus Five Index (2)
First Trust Dorsey Wright Dynamic Focus 5 ETF                Dorsey Wright Dynamic Focus Five Index (2)


(1) This index is developed, maintained and sponsored by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

(2) This Index is developed and sponsored by Dorsey, Wright & Associates LLC, maintained by Nasdaq, Inc., and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

(3) This index is developed and sponsored by Richard Bernstein Advisors LLC, maintained by the New York Stock Exchange, and is licensed to First Trust Advisors L.P., the investment advisor to the Trust.

FTHI and FTLB are actively managed exchange-traded funds. The primary investment objective of FTHI is to provide current income. FTHI's secondary investment objective is to provide capital appreciation. FTHI will pursue its objectives by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of writing (selling) U.S. exchange-traded covered call options on the Standard & Poor's 500(R) Index (the "S&P 500"). Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options that may be distributed to shareholders on a monthly basis. A premium is the income received by an investor who sells or writes an option contract to another party. The market value of the option strategy may be up to 20% of the Fund's overall net asset value.

The Trust's Board of Trustees has approved the merger of First Trust Dividend and Income Fund ("FAV"), a closed-end fund, into FTHI ("Merger"). The Merger was completed prior to the Market's open on October 24, 2016.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2016

The investment objective of FTLB is to provide current income. FTLB will pursue its objective by investing in equity securities listed on U.S. exchanges and by utilizing an "option strategy" consisting of buying U.S. exchange-traded put options on the S&P 500 and writing (selling) U.S. exchange-traded covered call options on the S&P 500. Under normal market conditions, the Fund invests primarily in equity securities listed on U.S. exchanges. The Fund will also employ an option strategy in which it will write U.S. exchange-traded covered call options on the S&P 500 in order to seek additional cash flow in the form of premiums on the options. A premium is the income received by an investor who sells an option contract to another party. These premiums may be distributed to shareholders on a monthly basis or used to purchase U.S. exchange-traded put options on the S&P 500 that seek to provide the Fund with downside protection and which are expected to reduce the Fund's price sensitivity to declining markets. The market value of the option strategy may be up to 20% of the Fund's overall net asset value.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds, each of which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust's Board of Trustees.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2016

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2016

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of September 30, 2016, is included with each Fund's Portfolio of Investments.

B. OPTION CONTRACTS

FTHI and FTLB are subject to equity price risk in the normal course of pursuing their investment objectives and may write (sell) U.S. exchange-traded covered call options on the S&P 500 to hedge against changes in the value of equities. Additionally, these two Funds seek to generate additional income, in the form of premiums received, from writing (selling) the options. FTHI and FTLB may write
(sell) covered call options or put options ("options") on all or a portion of the equity securities held in their respective portfolios and on securities indices as determined to be appropriate by the Advisor, consistent with their investment objectives. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. These two Funds will not write (sell) "naked" or uncovered options. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Statements of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options written (sold) by FTHI and FTLB will either be exercised, expire or be cancelled pursuant to a closing transaction. If an index option written (sold) by either of these two Funds is exercised, the Fund would be obligated to deliver cash equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the price of the index is less than the option's strike price, the index option will likely expire without being exercised. In the case of a stock option, if the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by each Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. Gain or loss on options is presented separately as "Net realized gain (loss) on Written options transactions" on the Statements of Operations.

The index options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to receive an amount of cash based on the difference between the closing level of the stock index and the exercise price on or prior to the option's expiration date. The stock options that FTHI and FTLB write (sell) give the option holder the right, but not the obligation, to purchase securities from each Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call or put options depends on the ability of the Advisor to predict pertinent market movements, which cannot be assured. As the writer (seller) of a covered option, each Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

FTLB may also purchase U.S. exchange-traded call or put options on the S&P 500 to hedge against changes in the value of equities. The purchase of call or put options involves the risk of loss of all or a part of the cash paid for the put options (the premium). The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. When the Fund purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in "Investments, at cost" on the Statements of Assets and Liabilities.

If FTLB elects to exercise a call or put option on the S&P 500, settlement does not occur by the delivery of the securities comprising the Index. FTLB, as holder of the stock index option, receives an amount of cash if the closing level of the stock index upon which the option is based is less than the exercise price of the option. This amount of cash is equal to the difference


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2016

between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. If the Fund elects to allow a put option to expire, then the equity price risk for purchased options is limited to the premium initially paid. Gain or loss on options is included in "Net realized gain (loss) on Investments" on the Statements of Operations.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in master limited partnerships ("MLPs") generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

D. AFFILIATED TRANSACTIONS

MDIV, FV, IFV and FVC invest in securities of affiliated funds. Each Fund's investment performance and risks are related to the investment performance and risks of the affiliated funds.

Amounts relating to these investments in MDIV at September 30, 2016, and for the period then ended are:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                                BALANCE AT      VALUE AT       DIVIDEND       REALIZED
SECURITY NAME                  9/30/2015    PURCHASES        SALES       9/30/2016      9/30/2016        INCOME       GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------------------
First Trust Tactical High
   Yield ETF                    3,667,651    1,019,474    (1,154,569)     3,532,556   $  171,823,524   $ 9,121,920   $  (1,676,538)
                                                                                      --------------   -----------   -------------


Amounts relating to these investments in FV at September 30, 2016, and for the period then ended are:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                                BALANCE AT      VALUE AT       DIVIDEND      REALIZED
SECURITY NAME                  9/30/2015    PURCHASES        SALES       9/30/2016      9/30/2016        INCOME      GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------------------
First Trust Consumer
   Discretionary AlphaDEX(R)
   Fund                        20,646,155    7,165,437     (11,312,741)  16,498,851   $  581,584,498   $ 6,731,353   $  (3,796,807)
First Trust Consumer Staples
   AlphaDEX(R) Fund            17,914,089    3,941,597      (9,344,022)  12,511,664      580,916,560    11,561,323      20,183,442
First Trust Dow Jones
   Internet Index Fund         12,231,021    2,400,852      (6,152,162)   8,479,711      691,605,229     4,349,050      31,092,609
First Trust Energy
   AlphaDEX(R) Fund                    --   51,383,175     (11,922,040)  39,461,135      608,490,702            --       8,471,843
First Trust Health Care
   AlphaDEX(R) Fund            13,934,861    2,221,551     (16,156,412)          --               --             --   (148,766,369)
First Trust NYSE Arca
   Biotechnology Index Fund     9,710,591    1,415,256     (11,125,847)          --               --            --    (330,436,558)
First Trust Utilities
   AlphaDEX(R) Fund                    --   32,331,928      (9,780,521)  22,551,407      584,757,983    10,971,248      12,396,905
                                                                                      --------------   -----------   -------------
                                                                                      $3,047,354,972   $33,612,974   $(410,854,935)
                                                                                      ==============   ===========   =============

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2016

Amounts relating to these investments in IFV at September 30, 2016, and for the period then ended are:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                                BALANCE AT      VALUE AT       DIVIDEND       REALIZED
SECURITY NAME                  9/30/2015    PURCHASES        SALES       9/30/2016      9/30/2016        INCOME       GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------------------
First Trust Brazil AlphaDEX(R)
   Fund                                --    7,278,782        (889,251)   6,389,531   $   88,750,586   $   150,154   $     610,896
First Trust Germany
   AlphaDEX(R) Fund             3,777,118      413,424      (1,782,573)   2,407,969       90,298,838     1,339,176      (7,404,676)
First Trust Hong Kong
   AlphaDEX(R) Fund             3,480,244      142,165      (3,622,409)          --               --       550,518     (56,737,600)
First Trust ISE Chindia Index
   Fund                         4,363,020      784,965      (2,134,015)  3,013,970       91,413,710        948,715      (7,461,241)
First Trust Japan AlphaDEX(R)
   Fund                                --    2,551,442      (2,551,442)          --               --       440,121        2,761,389
First Trust Latin America
   AlphaDEX(R) Fund                    --    4,877,755         (66,934)   4,810,821       87,364,509         6,254         (48,479)
First Trust Switzerland
   AlphaDEX(R) Fund             3,510,493      447,928      (1,727,281)   2,231,140       91,722,165     2,119,685      (6,399,552)
First Trust United Kingdom
   AlphaDEX(R) Fund             3,493,515      324,795      (3,818,310)          --               --     2,072,827     (34,800,527)
                                                                                      --------------   -----------   -------------
                                                                                      $  449,549,808   $ 7,627,450   $(109,479,790)
                                                                                      ==============   ===========   =============


Amounts relating to these investments in FVC at September 30, 2016, and for the period then ended are:

                                                  SHARE ACTIVITY
                               ----------------------------------------------------
                               BALANCE AT                                BALANCE AT      VALUE AT       DIVIDEND       REALIZED
SECURITY NAME                  9/30/2015    PURCHASES        SALES       9/30/2016      9/30/2016        INCOME       GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------------------
First Trust Consumer
   Discretionary AlphaDEX(R)
   Fund                                --    1,379,462        (112,653)   1,266,809   $   44,655,017   $   185,409   $    (228,489)
First Trust Consumer Staples
   AlphaDEX(R) Fund                    --    1,045,958         (85,252)     960,706       44,605,580       328,337          60,011
First Trust Dow Jones
   Internet Index Fund                 --      709,002         (57,866)     651,136       53,106,652            --           4,453
First Trust Energy
   AlphaDEX(R) Fund                    --    3,299,438        (269,441)   3,029,997       46,722,554       246,428        (287,560)
First Trust Health Care
   AlphaDEX(R) Fund                    --        4,290          (4,290)          --               --            --           4,890
First Trust Utilities
   AlphaDEX(R) Fund                    --    1,885,225        (153,633)   1,731,592       44,900,180       445,841         (68,752)
                                                                                      --------------   -----------   -------------
                                                                                      $  233,989,983   $ 1,206,015   $    (515,447)
                                                                                      ==============   ===========   =============


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly for YDIV, MDIV, FTHI and FTLB and quarterly for TDIV, RDVY, FV, AIRR, QINC, IFV and FVC or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.


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--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2016

The tax character of distributions paid by each applicable Fund during the fiscal year ended September 30, 2016 was as follows:


                                                                                  Distributions    Distributions    Distributions
                                                                                    paid from        paid from        paid from
                                                                                    Ordinary          Capital         Return of
                                                                                     Income            Gains           Capital
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $  13,406,693    $          --    $          --
Multi-Asset Diversified Income Index Fund                                            36,845,700               --       17,595,628
International Multi-Asset Diversified Income Index Fund                                 550,821               --               --
First Trust High Income ETF                                                             124,232               --          214,270
First Trust Low Beta Income ETF                                                          98,943               --           81,308
First Trust NASDAQ Rising Dividend Achievers ETF                                        812,426               --               --
First Trust Dorsey Wright Focus 5 ETF                                                17,612,760               --               --
First Trust RBA American Industrial Renaissance(R) ETF                                  121,080               --               --
First Trust RBA Quality Income ETF                                                      309,426               --               --
First Trust Dorsey Wright International Focus 5 ETF                                   8,312,585               --               --
First Trust Dorsey Wright Dynamic Focus 5 ETF                                           397,850               --               --


The tax character of distributions paid by each applicable Fund during the fiscal year ended September 30, 2015 was as follows:


                                                                                  Distributions    Distributions    Distributions
                                                                                    paid from        paid from        paid from
                                                                                    Ordinary          Capital         Return of
                                                                                     Income            Gains           Capital
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $  17,128,472    $          --    $          --
Multi-Asset Diversified Income Index Fund                                            46,293,066               --       17,763,597
International Multi-Asset Diversified Income Index Fund                                 669,713               --           36,444
First Trust High Income ETF                                                              74,928               --          165,274
First Trust Low Beta Income ETF                                                          55,135               --           72,061
First Trust NASDAQ Rising Dividend Achievers ETF                                        355,691               --               --
First Trust Dorsey Wright Focus 5 ETF                                                 2,921,750               --               --
First Trust RBA American Industrial Renaissance(R) ETF                                  283,600               --               --
First Trust RBA Quality Income ETF                                                      242,181               --               --
First Trust Dorsey Wright International Focus 5 ETF                                   5,675,990               --               --


As of September 30, 2016, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                    Accumulated          Net
                                                                                  Undistributed     Capital and      Unrealized
                                                                                    Ordinary           Other        Appreciation
                                                                                     Income         Gain (Loss)     (Depreciation)
                                                                                  -------------    -------------    -------------
First Trust NASDAQ Technology Dividend Index Fund                                 $     962,845    $ (28,529,600)   $  44,704,162
Multi-Asset Diversified Income Index Fund                                                    --     (118,395,128)       2,119,451
International Multi-Asset Diversified Income Index Fund                                 136,195       (2,804,327)          12,844
First Trust High Income ETF                                                                  --         (605,966)         306,379
First Trust Low Beta Income ETF                                                              --         (643,193)         159,704
First Trust NASDAQ Rising Dividend Achievers ETF                                         10,708       (2,181,494)         306,044
First Trust Dorsey Wright Focus 5 ETF                                                 8,131,582     (478,453,094)     199,372,586
First Trust RBA American Industrial Renaissance(R) ETF                                   23,449      (14,318,935)       1,487,235
First Trust RBA Quality Income ETF                                                       46,896       (1,167,404)        (382,635)
First Trust Dorsey Wright International Focus 5 ETF                                     436,089      (82,685,278)      (8,142,299)
First Trust Dorsey Wright Dynamic Focus 5 ETF                                           685,908               --        6,105,178

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2016

F. INCOME TAXES

Each Fund intends to qualify or to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit for MDIV, TDIV and YDIV. Taxable years ended 2014, 2015 and 2016 remain open to federal and state audit for AIRR, FTHI, FTLB, FV, IFV, QINC, and RDVY. Taxable year ended 2016 remains open to federal and state audit for FVC. As of September 30, 2016, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2016, the Funds had net capital losses for federal income tax purposes as shown in the table below. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                              Capital
                                                           Loss Available
                                                           --------------
First Trust NASDAQ Technology Dividend Index Fund          $   28,529,600
Multi-Asset Diversified Income Index Fund                     118,395,128
International Multi-Asset Diversified Income Index Fund         2,804,327
First Trust High Income ETF                                       605,966
First Trust Low Beta Income ETF                                   643,193
First Trust NASDAQ Rising Dividend Achievers ETF                2,181,494
First Trust Dorsey Wright Focus 5 ETF                         478,453,094
First Trust RBA American Industrial Renaissance(R) ETF         14,318,935
First Trust RBA Quality Income ETF                              1,167,404
First Trust Dorsey Wright International Focus 5 ETF            82,685,278
First Trust Dorsey Wright Dynamic Focus 5 ETF                          --

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2016, the adjustments for each Fund were as follows:

                                                                                    Accumulated Net
                                                             Accumulated Net         Realized Gain
                                                               Investment              (Loss) on             Paid-in
                                                              Income (Loss)           Investments            Capital
                                                             ---------------        ---------------       --------------
First Trust NASDAQ Technology Dividend Index Fund            $       151,096        $   (17,652,855)      $   17,501,759
Multi-Asset Diversified Income Index Fund                          1,088,610              5,615,384           (6,703,994)
International Multi-Asset Diversified Income Index Fund              (17,096)               246,112             (229,016)
First Trust High Income ETF                                               99               (678,210)             678,111
First Trust Low Beta Income ETF                                           57               (583,201)             583,144
First Trust NASDAQ Rising Dividend Achievers ETF                      (3,641)                 5,971               (2,330)
First Trust Dorsey Wright Focus 5 ETF                                     --            (69,777,670)          69,777,670
First Trust RBA American Industrial Renaissance(R) ETF               (40,781)            (2,086,870)           2,127,651
First Trust RBA Quality Income ETF                                      (336)            (1,268,433)           1,268,769
First Trust Dorsey Wright International Focus 5 ETF                 (124,659)             27,984,334         (27,859,675)
First Trust Dorsey Wright Dynamic Focus 5 ETF                             --                     --                   --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2016

G. EXPENSES

Expenses that are directly related to the Funds are charged to First Trust pursuant to the Investment Management Agreement, with the exception of advisory fees, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest and extraordinary expenses, which are paid by each respective Fund. See Footnote 3 relating to a reduction in MDIV's annual unitary management fee.

First Trust has entered into licensing agreements with the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ Technology Dividend Index Fund               Nasdaq, Inc.
Multi-Asset Diversified Income Index Fund                       Nasdaq, Inc.
International Multi-Asset Diversified Income Index Fund         Nasdaq, Inc.
First Trust NASDAQ Rising Dividend Achievers ETF                Nasdaq, Inc.
First Trust Dorsey Wright Focus 5 ETF                           Dorsey, Wright & Associates, LLC
First Trust RBA American Industrial Renaissance(R) ETF          Richard Bernstein Advisors LLC
First Trust RBA Quality Income ETF                              Richard Bernstein Advisors LLC
First Trust Dorsey Wright International Focus 5 ETF             Dorsey, Wright & Associates, LLC
First Trust Dorsey Wright Dynamic Focus 5 ETF                   Dorsey, Wright & Associates, LLC

The respective license agreements allow for the use by First Trust of each Fund's respective index and of certain trademarks and trade names of the Licensor. The Funds are sub-licensees to the applicable license agreements.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, each Fund pays First Trust an annual unitary management fee based on each Fund's average daily net assets at a rate set forth below:


                                                                         Rate
                                                                       ---------
      First Trust NASDAQ Technology Dividend Index Fund                  0.50%
      Multi-Asset Diversified Income Index Fund                          0.60%
      International Multi-Asset Diversified Income Index Fund            0.70%
      First Trust High Income ETF                                        0.85%
      First Trust Low Beta Income ETF                                    0.85%
      First Trust NASDAQ Rising Dividend Achievers ETF                   0.50%
      First Trust Dorsey Wright Focus 5 ETF                              0.30%
      First Trust RBA American Industrial Renaissance(R) ETF             0.70%
      First Trust RBA Quality Income ETF                                 0.70%
      First Trust Dorsey Wright International Focus 5 ETF                0.30%
      First Trust Dorsey Wright Dynamic Focus 5 ETF                      0.30%

Pursuant to a contractual agreement between the Trust, on behalf of MDIV, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the management fees earned by MDIV on assets invested in other investment companies advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust's Board of Trustees or (ii) the termination of MDIV's management agreement with First Trust; however, it is expected to remain in place at least until January 31, 2017. First Trust does not have the right to recover the waived fees on the shares of investment companies advised by First Trust. For the period ended September 30, 2016, MDIV waived $953,425 of management fees.

First Trust is responsible for the expenses of each Fund including the cost of transfer agency, custody, fund administration, licensing fees, if applicable, legal, audit and other services, including any compensation to Trustees, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is covered under the annual unitary management fee.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2016

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

At a meeting held on December 7, 2015, the Board of Trustees accepted Mr. Mark Bradley's resignation from his position as the President and Chief Executive Officer of the Trust, effective December 31, 2015. At the same meeting, the Board of Trustees elected Mr. James Dykas, formerly Chief Financial Officer and Treasurer of the Trust, to serve as the President and Chief Executive Officer, and Mr. Donald Swade, formerly an Assistant Treasurer of the Trust, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2016, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                               Purchases             Sales
                                                            ----------------    ----------------
First Trust NASDAQ Technology Dividend Index Fund           $    150,202,688    $    149,299,589
Multi-Asset Diversified Income Index Fund                        956,235,309         947,933,194
International Multi-Asset Diversified Income Index Fund           20,444,994          20,439,035
First Trust High Income ETF                                        9,595,792           9,881,293
First Trust Low Beta Income ETF                                    7,735,861           7,935,153
First Trust NASDAQ Rising Dividend Achievers ETF                  17,909,427          18,242,344
First Trust Dorsey Wright Focus 5 ETF*                         1,539,414,628       1,537,863,477
First Trust RBA American Industrial Renaissance(R) ETF            19,958,211          19,910,157
First Trust RBA Quality Income ETF                                17,940,069          17,828,565
First Trust Dorsey Wright International Focus 5 ETF*             307,690,654         307,857,655
First Trust Dorsey Wright Dynamic Focus 5 ETF*                    61,399,810          19,877,328

For the fiscal year ended September 30, 2016, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                Purchases             Sales
                                                            ----------------    ----------------
First Trust NASDAQ Technology Dividend Index Fund           $    134,216,312    $    125,631,322
Multi-Asset Diversified Income Index Fund                         77,994,881         113,409,635
International Multi-Asset Diversified Income Index Fund            6,647,677           7,235,517
First Trust High Income ETF                                        5,929,747           6,008,441
First Trust Low Beta Income ETF                                    4,892,354           5,934,744
First Trust NASDAQ Rising Dividend Achievers ETF                  17,313,320          18,772,189
First Trust Dorsey Wright Focus 5 ETF*                           828,147,886       1,876,342,342
First Trust RBA American Industrial Renaissance(R) ETF             5,720,351          36,654,533
First Trust RBA Quality Income ETF                                28,682,377          17,393,592
First Trust Dorsey Wright International Focus 5 ETF*              64,659,799         242,441,308
First Trust Dorsey Wright Dynamic Focus 5 ETF*                   186,285,729                  --

* All transactions during the period ended September 30, 2016 were with affiliated funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2016

                           5. DERIVATIVE TRANSACTIONS

Written option activity for FTHI was as follows:

                                                     Number of
Written Options                                      Contracts      Premiums
-------------------------------------------------    ----------    ------------
Options outstanding at beginning of period                23         $ 67,490
Options written                                           93          319,687
Options expired                                           --               --
Options exercised                                         --               --
Options closed                                           (98)        (325,832)
                                                        ----         --------
Options outstanding at September 30, 2016                 18         $ 61,345
                                                        ====         ========

Written option activity for FTLB was as follows:

                                                     Number of
Written Options                                      Contracts       Premiums
-------------------------------------------------    ----------    ------------
Options outstanding at beginning of period                32         $ 58,503
Options written                                          104          376,269
Options expired                                           (4)         (13,648)
Options exercised                                         --               --
Options closed                                          (120)        (380,780)
                                                        ----         --------
Options outstanding at September 30, 2016                 12         $ 40,344
                                                        ====         ========

During the fiscal year ended September 30, 2016, FTLB held purchased options with market values ranging from $183 to $44,868, as measured at each month end.

The following tables present the types of derivatives held by the following Funds at September 30, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.

FTHI
                                             ASSET DERIVATIVES                                 LIABILITY DERIVATIVES
                              ------------------------------------------------    ------------------------------------------------
DERIVATIVE                          STATEMENTS OF ASSETS AND                            STATEMENTS OF ASSETS AND
INSTRUMENT     RISK EXPOSURE          LIABILITIES LOCATION            VALUE               LIABILITIES LOCATION            VALUE
-------------  -------------  ------------------------------------  ----------    ------------------------------------  ----------
Options        Equity Risk                     --                       --        Options written, at value             $   39,530


FTLB
                                             ASSET DERIVATIVES                                 LIABILITY DERIVATIVES
                              ------------------------------------------------    ------------------------------------------------
DERIVATIVE                                STATEMENTS OF ASSETS AND                      STATEMENTS OF ASSETS AND
INSTRUMENT     RISK EXPOSURE           LIABILITIES LOCATION         VALUE                 LIABILITIES LOCATION            VALUE
-------------  -------------  ------------------------------------  ----------    ------------------------------------  ----------
Options        Equity Risk           Investments, at value          $   16,110*   Options written, at value             $   31,244

* Represents options purchased, included in Investments, at value.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

                                                                       EQUITY RISK
                                                               ----------------------------
STATEMENTS OF OPERATIONS LOCATION                                 FTHI             FTLB
-------------------------------------------------------------------------------------------
Net realized gain (loss) on Investments**                      $        --      $  (107,688)
Net realized gain (loss) on Written options transactions           (52,200)          10,137
Net change in unrealized gain (loss) on Investments**                   --          (51,942)
Net change in unrealized gain (loss) on Written options held       (27,043)         (24,230)

** Represents put options purchased.

FTHI and FTLB do not have the right to offset financial assets and financial liabilities related to option contracts on the Statements of Assets and Liabilities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2016

                  6. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index, except for FTHI and FTLB, which are actively managed. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

                                                                Creation                Redemption
                                                              Transaction              Transaction
                                                                  Fees                     Fees
                                                            ----------------         ----------------
First Trust NASDAQ Technology Dividend Index Fund           $            500         $            500
Multi-Asset Diversified Income Index Fund                              1,000                    1,000
International Multi-Asset Diversified Income Index Fund                3,400                    3,400
First Trust High Income ETF                                              750                      750
First Trust Low Beta Income ETF                                          750                      750
First Trust NASDAQ Rising Dividend Achievers ETF                         500                      500
First Trust Dorsey Wright Focus 5 ETF                                    500                      500
First Trust RBA American Industrial Renaissance(R) ETF                   500                      500
First Trust RBA Quality Income ETF                                       500                      500
First Trust Dorsey Wright International Focus 5 ETF                      500                      500
First Trust Dorsey Wright Dynamic Focus 5 ETF                            500                      500


                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before January 31, 2018 for TDIV, MDIV, YDIV, FTHI, FTLB, RDVY, FV, AIRR, QINC, and IFV, and March 8, 2018 for FVC.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                               SEPTEMBER 30, 2016

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were the following subsequent events:

On October 18, 2016, First Trust High Income ETF declared a monthly distribution of $0.0775 to shareholders of record on October 21, 2016, payable October 31, 2016.

On October 20, 2016, the following Funds declared a monthly distribution to shareholders of record on October 25, 2016, payable October 31, 2016.

                                                                Per Share
                                                                 Amount
                                                               -----------
International Multi-Asset Diversified Income Index Fund         $ 0.1500
Multi-Asset Diversified Income Index Fund                       $ 0.0687
First Trust Low Beta Income ETF                                 $ 0.0525

On October 24, 2016, FTHI assumed the assets and liabilities of FAV, a closed-end fund, pursuant to the Agreement and Plan of Merger approved by Shareholders at a special Shareholder Meeting held on October 3, 2016.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED FUND
VI:

We have audited the accompanying statements of assets and liabilities of First Trust NASDAQ Technology Dividend Index Fund, Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust RBA Quality Income ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF, each a series of the First Trust Exchange-Traded Fund VI (the "Funds"), including the portfolios of investments, as of September 30, 2016, and the related statements of operations and changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the Funds' custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the funds listed above included in the First Trust Exchange-Traded Fund VI as of September 30, 2016, and the results of their operations, changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
November 18, 2016

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2016 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended September 30, 2016, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:

                                                                     Dividends
                                                                     Received
                                                                     Deduction
                                                                    -----------
First Trust NASDAQ Technology Dividend Index Fund                      97.91%
Multi-Asset Diversified Income Index Fund                              25.49%
International Multi-Asset Diversified Income Index Fund                 0.00%
First Trust High Income ETF                                           100.00%
First Trust Low Beta Income ETF                                       100.00%
First Trust NASDAQ Rising Dividend Achievers ETF                       95.47%
First Trust Dorsey Wright Focus 5 ETF                                     **
First Trust RBA American Industrial Renaissance(R) ETF                100.00%
First Trust RBA Quality Income ETF                                     93.70%
First Trust Dorsey Wright International Focus 5 ETF                       **
First Trust Dorsey Wright Dynamic Focus 5 ETF                             **

For the taxable period ended September 30, 2016, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                     Qualified
                                                                     Dividend
                                                                      Income
                                                                    -----------
First Trust NASDAQ Technology Dividend Index Fund                     100.00%
Multi-Asset Diversified Income Index Fund                              36.64%
International Multi-Asset Diversified Income Index Fund                81.01%
First Trust High Income ETF                                           100.00%
First Trust Low Beta Income ETF                                       100.00%
First Trust NASDAQ Rising Dividend Achievers ETF                       96.37%
First Trust Dorsey Wright Focus 5 ETF                                     **
First Trust RBA American Industrial Renaissance(R) ETF                100.00%
First Trust RBA Quality Income ETF                                    100.00%
First Trust Dorsey Wright International Focus 5 ETF                       **
First Trust Dorsey Wright Dynamic Focus 5 ETF                             **

** The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2016 (UNAUDITED)

The following Funds meet the requirements of Section 853 of the Internal Revenue Code and elect to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                   Gross Foreign Income         Foreign Taxes Paid
                                                                  -----------------------     -----------------------
                                                                  Amount        Per Share     Amount        Per Share
                                                                  -----------------------     -----------------------
International Multi-Asset Diversified Income Index Fund           $ 780,824     $    1.04     $  59,650     $    0.08

The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on the FTP website and disclosed in the tax letter.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded Fund VI (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the following ten series of the Trust (each a "Fund" and collectively, the "Funds"):

   First Trust NASDAQ Technology Dividend Index Fund (TDIV) Multi-Asset Diversified Income Index Fund (MDIV)
   International Multi-Asset Diversified Income Index Fund (YDIV) First Trust Dorsey Wright Focus 5 ETF (FV)
   First Trust RBA Quality Income ETF (QINC)
   First Trust NASDAQ Rising Dividend Achievers ETF (RDVY)
   First Trust RBA American Industrial Renaissance(R) ETF (AIRR) First Trust Low Beta Income ETF (FTLB)
   First Trust High Income ETF (FTHI)
   First Trust Dorsey Wright International Focus 5 ETF (IFV)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (almost all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2016 (UNAUDITED)

and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board considered that FTLB and FTHI are actively-managed ETFs and considered the background and experience of the persons responsible for the day-to-day management of the Fund's investments. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by each Fund under the Agreements for the services provided. The Board considered that, as part of the unitary fee, the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and licensing fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board considered that the Advisor had previously agreed to extend the Fee Offset Agreement for MDIV through January 31, 2017, whereby the Advisor offsets its unitary fee paid by MDIV related to the portion of MDIV's assets invested in other investment companies advised by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Groups, as well as advisory fee and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients. Because each Fund's MPI Peer Group (except FV) included peer funds that pay a unitary fee and because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fees for MDIV, FV and IFV were below the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group, and that the unitary fees for TDIV, YDIV, QINC, RDVY, AIRR, FTLB and FTHI were above the median total (net) expense ratio of the peer funds in each Fund's respective MPI Peer Group. With respect to the MPI Peer Groups, the Board discussed with representatives of the Advisor limitations in creating peer groups for index ETFs and actively-managed ETFs, including, for index ETFs, differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and for both index ETFs and actively-managed ETFs, different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. With the exception of FTLB and FTHI, the Board received and reviewed information for periods ended December 31, 2015 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. With respect to YDIV, the Board considered the Advisor's representations regarding the impact of foreign security fair valuations and currency exchange rates on the correlation between YDIV's performance and that of its underlying index. Based on the information provided and its ongoing review of performance, the Board concluded that each applicable Fund was correlated to its underlying index and that the tracking difference for each such Fund was consistent with the Fund's prospectus. In addition, the Board reviewed data prepared by MPI comparing each applicable Fund's performance to its respective MPI Peer Group and to one or more broad-based benchmark indexes, but given each such Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

For the two actively managed funds, FTLB and FTHI, the Board received and reviewed information comparing each Fund's performance to its MPI Peer Group and to a broad-based benchmark index and an options-based index. For FTLB, the Board noted that the Fund outperformed the average of its MPI Peer Group and the options-based index for the one-year period ended December 31, 2015, but underperformed the broad-based benchmark index for the one-year period ended December 31, 2015. For FTHI, the Board noted that the Fund outperformed the average of its MPI Peer Group and the broad-based benchmark index for the one-year period ended December 31, 2015, but underperformed the options-based index for the one-year period ended December 31, 2015.

On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2016 (UNAUDITED)

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2015 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. The Board also considered the Advisor's compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND VI.

The following summarizes some of the risks that should be considered for the Funds. A Fund is subject to the risk that a particular security owned by a Fund or shares of the Fund in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall Fund share values could decline generally or could underperform other investments.

Only an Authorized Participant may engage in creation or redemption transactions directly for each Fund. The Trust has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF are subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF's returns may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2016 (UNAUDITED)

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF are exposed to additional market risk due to their policy of investing principally in the securities included in their respective corresponding indices. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, a Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Fund's index.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF rely on a license and related sublicense from an index provider that permits each Fund to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of a Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

The First Trust High Income ETF and First Trust Low Beta Income ETF are subject to management risk because of their actively managed portfolios. In managing such a Fund's investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

The First Trust High Income ETF and First Trust Low Beta Income ETF may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities, particularly for the puts and call options in which the Funds invest. As a result, an investment in the Funds may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because the Funds may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

The First Trust High Income ETF and First Trust Low Beta Income ETF may invest in derivatives. A Fund's use of derivatives, such as call options, can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the options. These risks are heightened when a Fund's portfolio managers use options to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. The option positions employed by the First Trust High Income ETF and First Trust Low Beta Income ETF may present additional risk. When selling a call option, a Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by a Fund if the Index level at the expiration of the call option is above the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value and dividend rates of the stock subject to the option, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the common stock and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying stock(s). In fact, a Fund's use of options may reduce the Fund's ability to profit from increases in the value of the underlying stock(s).

The International Multi-Asset Diversified Income Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF and First Trust RBA American Industrial Renaissance(R) ETF currently have fewer assets than larger, more established funds, and like other funds with fewer assets, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, a Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust RBA Quality Income ETF, First Trust RBA American Industrial Renaissance(R) ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF each may be concentrated in stocks of companies in an individual industry if a Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

The First Trust NASDAQ Technology Dividend Index Fund, First Trust High Income ETF, First Trust Low Beta Income ETF, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2016 (UNAUDITED)

Wright Dynamic Focus 5 ETF are considered to be non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, each Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Funds may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Funds may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

Because the Funds invest in equity securities, the value of each Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Certain Funds may invest in non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of Depositary Receipts, or in non-U.S. securities listed on a foreign exchange. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

Depositary Receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert equity shares into Depositary Receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

There is no guarantee that the issuers of a Fund's portfolio securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Each Fund may invest in small and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund are subject to the risks of investing in MLPs. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in REITs. Therefore, the Funds are subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest in ETFs. ETFs are generally index funds bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.


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                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2016 (UNAUDITED)

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in an ETF that invests in high yield securities, which are subject to greater market fluctuations and risk of loss than securities with higher investment ratings and, therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high-yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high-yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over the counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for a Fund because it may invest in exchange-traded funds that invest in "high yield" or "junk" debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

The First Trust NASDAQ Technology Dividend Index Fund, First Trust NASDAQ Rising Dividend Achievers ETF, First Trust Dorsey Wright Focus 5 ETF, and First Trust Dorsey Wright Dynamic Focus 5 ETF invest in the securities of companies in the information technology sector. General risks of information technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust NASDAQ Technology Dividend Index Fund invests in companies in the telecommunications sector. Telecommunications companies are subject to risks, such as: a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

The International Multi-Asset Diversified Income Index Fund's net asset value is determined on the basis of U.S. dollars and the Fund may invest in foreign listed securities; therefore, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

The Multi-Asset Diversified Income Index Fund and International Multi-Asset Diversified Income Index Fund invest in ETFs that invests in fixed income securities. Fixed income securities are subject to credit risk and interest rate risk. The ETFs may invest in high yield fixed income securities, commonly referred to as "junk" bonds. If interest rates rise, the prices of the fixed-rate instruments held by a Fund may fall. Interest rate risk is generally lower for shorter term investments and higher for longer-term investments.

The International Multi-Asset Diversified Income Index Fund invests in infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Infrastructure companies may be directly affected by energy commodity prices, especially infrastructure companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of infrastructure companies. Infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

The Multi-Asset Diversified Income Index Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration


                                                                         Page 97


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2016 (UNAUDITED)

projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters, such as hurricanes in the Gulf of Mexico, also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices are generally subject to extreme volatility.

The Multi-Asset Diversified Income Index Fund, International Multi-Asset Diversified Income Index Fund, First Trust RBA Quality Income ETF and First Trust RBA American Industrial Renaissance(R) ETF invest in the securities of companies in the financial service sector which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry, each of which are subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Funds may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The International Multi-Asset Diversified Income Index Fund and First Trust RBA Quality Income ETF invest in the securities of companies in the utilities sector. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, global politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

The First Trust RBA American Industrial Renaissance(R) ETF invests in the securities of community banks. Such companies were significantly impacted by the downturn in the U.S. and world economies that began with the decline in the subprime mortgage lending market in the United States. These conditions have brought about legislative and regulatory changes, changes in short-term and long-term interest rates, inflation and changes in government monetary and fiscal policies, all of which have had a significant impact on the banking business. Unlike larger national or other regional banks that are more geographically diversified, a community bank's financial performance may be highly dependent upon the business environment in certain geographic regions of the United States and may be adversely impacted by any downturn or unfavorable economic or employment developments in its local market and the United States as a whole. In particular, this environment impacts the ability of borrowers to pay interest on and repay principal of outstanding loans and the value of collateral securing those loans. Also, the securities of community banks are often subject to low trading volume and low analyst coverage.

The First Trust RBA American Industrial Renaissance(R) ETF invests in industrials companies. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The Multi-Asset Diversified Income Index Fund, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF invest in securities of affiliated ETFs, which involves additional expenses that would not be present in a direct investment in such affiliated ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the affiliated ETFs.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in biotechnology and pharmaceutical companies are subject to changing government regulation which could have a negative effect on the price, profitability and availability of their products and services. Regulations have been proposed to increase the availability and affordability of prescription drugs including proposals to increase access to generic drugs and to increase the rebates paid by drug manufacturers in exchange for Medicaid coverage of their products. Whether such proposals will be adopted cannot be predicted. In addition, such companies face increasing competition from existing generic drugs, the termination of their patent protection for certain drugs and technological advances which render their products or services obsolete. The research and development costs required to bring a drug to market are substantial and may include a lengthy review by the government, with no guarantee that the product will ever be brought to market or show a profit. In addition, the potential for an increased amount of required disclosure of proprietary scientific information could negatively impact the competitive position of these companies. Many of these companies may not offer certain drugs or products for several years, and as a result, may have significant losses of revenue and earnings.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in consumer discretionary companies which are companies that provide non-essential goods and services such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2016 (UNAUDITED)

household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in the securities of consumer staples companies, which provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits. The success of these companies is affected by a variety of factors, such as government regulations, which may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in health care companies, which are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The ETFs in which the First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF may invest are invested in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards and frequent new product introductions. The Fund's investment in Internet companies may also be subject to the risk of owning small capitalization companies that have recently begun operations.

The ETFs in which the First Trust Dorsey Wright International Focus 5 ETF will be five First Trust country/region-based ETFs. The shares of an ETF trade like common stock and represent a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

First Trust Dorsey Wright International Focus 5 ETF is subject to certain country specific risks. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other emerging economies. Investing in securities of German companies involves additional risks, including, but not limited to: significant demographic challenges to sustained long-term growth; low fertility rates and declining net immigration putting pressure on the country's social welfare system; and the costly and time-consuming modernization and integration of the eastern German economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of Germany and the surrounding region. The Fund is subject to certain risks associated specifically with Hong Kong, including Hong Kong's political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong's reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets. Investment restrictions in India may limit the ability to convert the equity shares into depositary receipts and vice versa. These restrictions may cause the equity shares of the underlying issuer to trade at a premium or discount to the market price of the depositary receipt. Investing in securities of Indian companies involves additional risks, including, but not limited to: greater price volatility; substantially less liquidity and significantly smaller market capitalization of securities markets; more substantial governmental involvement in the economy; higher rates of inflation; and greater political, economic and social uncertainty. Government controls have been reduced on imports and foreign investment, and privatization of domestic output has proceeded slowly. The rapid economic growth of the last few years has put heavy stress on India's infrastructural facilities. Furthermore, although the Indian government is well aware of the need for reform and is pushing ahead in this area, businesses still have to deal with an inefficient and sometimes slow-moving bureaucracy. The Fund is subject to certain risks associated with Switzerland and Europe as a whole. Although Switzerland is not a member of the EU, the Swiss economy is dependent on the economies of other European nations as key trading partners. Any reduction in spending by other European countries could have a negative effect on the Swiss economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the surrounding region. The ongoing implementation of the EU provisions and Euro conversion process may materially impact revenues, expenses or income and increase competition for other European companies, which could have an effect on the Swiss economy, and in turn, the


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2016 (UNAUDITED)

securities in which the Fund invests. The Fund is subject to certain risks associated with the United Kingdom and Europe as a whole. The United Kingdom is currently a member of the European Union ("EU"), and consequently, is a part of one of the largest common markets in the world. However, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and the rest of Europe and their effect on securities issued by United Kingdom companies impossible to predict. Despite the fact that the United Kingdom did not convert to the Euro, the European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the United Kingdom and the surrounding region.

The Indexes for First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF employ a "momentum" style methodology that emphasizes selecting ETFs that have had higher recent price performance compared to other ETFs. First Trust Dorsey Wright Focus 5 ETF and First Trust Dorsey Wright International Focus 5 ETF may be subject to more risk because ETFs in which the Funds invests may be more volatile than a broad cross-section of ETFs or the returns on ETFs that have previously exhibited price momentum are less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments.

For Multi-Asset Diversified Income Index Fund, First Trust Dorsey Wright Focus 5 ETF, First Trust Dorsey Wright International Focus 5 ETF and First Trust Dorsey Wright Dynamic Focus 5 ETF, pursuant to the methodology that the index provider uses to calculate and maintain each Fund's underlying indexes, each Fund may own a significant portion of the First Trust ETFs. Such ETFs may be removed from the underlying Index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, each Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between such Fund's annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose each Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase each Fund's costs and market exposure.

The Funds may be constituents of one or more indices. As a result, the Funds may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Funds, the size of the Funds and the market volatility of the Funds. Inclusion in an index could significantly increase demand for the Funds and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Funds' NAVs could be negatively impacted and the Funds' market prices may be significantly below the Funds' net asset values during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Funds can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Funds can be negatively affected.

The First Trust Dorsey Wright Dynamic Focus 5 ETF may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE


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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2016 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                             NUMBER OF            OTHER
                                                                                           PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                           THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                            FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR              PRINCIPAL OCCUPATIONS            OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED               DURING PAST 5 YEARS               TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; President, Wheaton               137         None
c/o First Trust Advisors L.P.                       Orthopedics; Limited Partner
120 E. Liberty Drive,           o Since Inception   Gundersen Real Estate Limited
  Suite 400                                         Partnership; Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services,           137         Director of ADM
c/o First Trust Advisors L.P.                       Inc. Futures Commission Merchant)                       Investor Services,
120 E. Liberty Drive,           o Since Inception                                                           Inc., ADM
  Suite 400                                                                                                 Investor Services
Wheaton, IL 60187                                                                                           International and
D.O.B.: 11/57                                                                                               Futures Industry
                                                                                                            Association


Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises                 137         Director of Trust
c/o First Trust Advisors L.P.                       (Financial and Management                               Company of
120 E. Liberty Drive,           o Since Inception   Consulting)                                             Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief                 137         Director of
c/o First Trust Advisors L.P.                       Operating Officer (January 2015 to                      Covenant
120 E. Liberty Drive,           o Since Inception   Present), Pelita Harapan Educational                    Transport Inc.
  Suite 400                                         Foundation (Educational Products                        (May 2003 to
Wheaton, IL 60187                                   and Services); President and Chief                      May 2014)
D.O.B.: 03/54                                       Executive Officer (June 2012 to
                                                    September 2014), Servant
                                                    Interactive LLC (Educational
                                                    Products and Services); President
                                                    and Chief Executive Officer (June
                                                    2012 to September 2014), Dew
                                                    Learning LLC (Educational Products
                                                    and Services); President (June 2002
                                                    to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First              137         None
Chairman of the Board                               Trust Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.


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BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2016 (UNAUDITED)

                                   POSITION AND                TERM OF OFFICE
        NAME, ADDRESS                 OFFICES                  AND LENGTH OF                     PRINCIPAL OCCUPATIONS
      AND DATE OF BIRTH             WITH TRUST                    SERVICE                         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------
James M. Dykas                 President and Chief          o Indefinite Term            Managing Director and Chief Financial
120 E. Liberty Drive,          Executive Officer                                         Officer (January 2016 to Present),
  Suite 400                                                 o Since January 2016         Controller (January 2011 to January
Wheaton, IL 60187                                                                        2016), Senior Vice President (April
D.O.B.: 01/66                                                                            2007 to January 2016), First Trust
                                                                                         Advisors L.P. and First Trust
                                                                                         Portfolios L.P.; Chief Financial
                                                                                         Officer, BondWave LLC (Software
                                                                                         Development Company) (January 2016 to
                                                                                         Present) and Stonebridge Advisors LLC
                                                                                         (Investment Advisor) (January 2016 to
                                                                                         Present)


Donald P. Swade                Treasurer, Chief             o Indefinite Term            Senior Vice President (July 2016 to
120 E. Liberty Drive,          Financial Officer                                         Present), Vice President (April 2012
  Suite 400                    and Chief Accounting         o Since January 2016         to July 2016), First Trust Advisors
Wheaton, IL 60187              Officer                                                   L.P. and First Trust Portfolios
D.O.B.: 08/72                                                                            L.P., Vice President (September 2006
                                                                                         to April 2012), Guggenheim Funds
                                                                                         Investment Advisors, LLC/
                                                                                         Claymore Securities, Inc.


W. Scott Jardine               Secretary and Chief          o Indefinite Term            General Counsel, First Trust Advisors
120 E. Liberty Drive,          Legal Officer                                             L.P., First Trust Portfolios L.P.;
  Suite 400                                                 o Since Inception            Secretary and General Counsel,
Wheaton, IL 60187                                                                        BondWave LLC; Secretary of
D.O.B.: 05/60                                                                            Stonebridge Advisors LLC


Daniel J. Lindquist            Vice President               o Indefinite Term            Managing Director (July 2012 to
120 E. Liberty Drive,                                                                    Present), Senior Vice President
  Suite 400                                                 o Since Inception            (September 2005 to July 2012), First
Wheaton, IL 60187                                                                        Trust Advisors L.P. and First Trust
D.O.B.: 02/70                                                                            Portfolios L.P.


Kristi A. Maher                Chief Compliance             o Indefinite Term            Deputy General Counsel, First Trust
120 E. Liberty Drive,          Officer and                                               Advisors L.P. and First Trust
  Suite 400                    Assistant Secretary          o Since Inception            Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin                Vice President               o Indefinite Term            Senior Vice President, First Trust
120 E. Liberty Drive,                                                                    Advisors L.P. and First Trust
  Suite 400                                                 o Since Inception            Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland                    Vice President               o Indefinite Term            Senior Vice President (September 2012
120 E. Liberty Drive,                                                                    to Present),Vice President (August
  Suite 400                                                 o Since Inception            2005 to September 2012), First Trust
Wheaton, IL 60187                                                                        Advisors L.P. and First Trust
D.O.B.: 11/70                                                                            Portfolios L.P.


-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


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PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND VI
                         SEPTEMBER 30, 2016 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


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FIRST TRUST

First Trust Exchange-Traded Fund VI

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


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[BLANK BACK COVER]


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ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $213,400 for 2015, and $231,822 for 2016.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2015 and 2016.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2015 and 2016.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $36,550 for 2015, and $36,550 for 2016.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2015 and 2016.

      (d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2015 and 2016.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2015 and 2016.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                 Registrant:                  Adviser and Distributor:
                 -----------                  ------------------------
                   (b) 0%                              (b) 0%
                   (c) 0%                              (c) 0%
                   (d) 0%                              (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2015 ,were $36,550 for the registrant, $12,500 for the registrant's investment adviser and $36,500 for the registrant's distributor; and for 2016, the fees were $36,550 for the registrant, $13,000 for the registrant's investment adviser, and $31,500 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund VI
               -------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  November 18, 2016
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  November 18, 2016
     ---------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer
                                        and Chief Accounting Officer
                                        (principal financial officer)

Date:  November 18, 2016
     ---------------------

* Print the name and title of each signing officer under his or her signature